As filed with the Securities and Exchange Commission on October 31, 2000

                                                    1933 Act Reg. No. 33-88316
                                                    1940 Act File No. 811-8932

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]
                         POST-EFFECTIVE AMENDMENT NO. 13                  [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]
                                 AMENDMENT NO. 15                         [X]

                              Artisan Funds, Inc.
                                  (Registrant)

                      1000 North Water Street, Suite 1770
                           Milwaukee, Wisconsin 53202

                       Telephone Number:  (414) 390-6100

        Andrew A. Ziegler                    Cameron S. Avery
        Artisan Funds, Inc.                  Bell, Boyd & Lloyd LLC
        1000 North Water Street, #1770       Three First National Plaza, #3300
        Milwaukee, Wisconsin 53202           Chicago, Illinois 60602

                              (Agents for Service)

--------------------------------------------------------------------------------

                Amending Parts A, B, and C and filing Exhibits.

             It is proposed that this filing will become effective:

               [X]    immediately upon filing pursuant to rule 485(b)
               -----
                      on _________________ pursuant to rule 485(b)
               -----
                      60 days after filing pursuant to rule 485(a)(1)
               -----
                      on _________________ pursuant to rule 485(a)(1)
               -----
                      75 days after filing pursuant to rule 485(a)(2)
               -----
                      on _________________ pursuant to rule 485(a)(2)
               -----
--------------------------------------------------------------------------------

                           --------------------------
                                     (LOGO)
                                    ARTISAN
                           --------------------------
                                   PROSPECTUS

                                OCTOBER 31, 2000

                           --------------------------
                               INTERNATIONAL FUND

                                  MID CAP FUND

                                 SMALL CAP FUND

                              SMALL CAP VALUE FUND
                           --------------------------

                             INVESTMENT MANAGEMENT
                          PRACTICED WITH INTELLIGENCE
                           AND DISCIPLINE IS AN ART/R

--------------------------------------------------------------------------------

Each Artisan Fund is 100% no-load, which means you pay no sales charges. You also pay no 12b-1 fees. However, you bear your share of annual fund operating expenses (including the investment management fee) which are deducted from Fund assets.

          ARTISAN FUNDS, INC. - P.O. Box 8412 - Boston, MA  02266-8412

Be sure to read this prospectus before you invest and please keep it on file for future reference. This prospectus presents essential facts about the Artisan Funds, including investment strategies, management fees and services available to you as an investor.

If you have a question about any part of the prospectus, please call
800.344.1770. An Artisan Funds representative will be happy to help you. You may also obtain more information about Artisan Funds on our website at WWW.ARTISANFUNDS.COM.

The SECURITIES AND EXCHANGE COMMISSION has not approved or disapproved any of the Fund's shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

----------------------------------------------TABLE OF CONTENTS---------------

GOAL, STRATEGY & PHILOSOPHY................................................ 2
      Artisan International Fund........................................... 2
      Artisan Mid Cap Fund................................................. 4
      Artisan Small Cap Fund............................................... 6
      Artisan Small Cap Value Fund......................................... 8

PRINCIPAL RISKS YOU SHOULD CONSIDER....................................... 10

TOTAL RETURN FOR EACH CALENDAR YEAR....................................... 13

AVERAGE ANNUAL TOTAL RETURNS.............................................. 14

ARTISAN FUNDS FEES & EXPENSES............................................. 15

HOW DO I KNOW IF AN ARTISAN FUND IS RIGHT FOR ME?......................... 16

ARTISAN FUNDS FINANCIAL HIGHLIGHTS........................................ 17

ORGANIZATION, MANAGEMENT & MANAGEMENT FEES................................ 21

INVESTING WITH ARTISAN FUNDS.............................................. 23

HOW TO BUY SHARES......................................................... 24
      Who is Eligible to Invest in a Closed Artisan Fund?................. 25
      Automatic Investment Plan (7)....................................... 27

HOW TO SELL SHARES........................................................ 28
      Systematic Withdrawals.............................................. 29

WHAT TYPE OF ACCOUNT WOULD YOU LIKE?...................................... 30

SHAREHOLDER & ACCOUNT PROCEDURES.......................................... 32
      Statements and Reports.............................................. 32
      Website (www.artisanfunds.com)...................................... 32
      Share Price......................................................... 32
      Purchases........................................................... 33
      Minimum Balances.................................................... 34
      Authorized Agents................................................... 34
      Redemptions......................................................... 35
      Signature Guarantees................................................ 36
      Account Registration................................................ 37
      Telephone Transactions.............................................. 37
      Telephone Exchange Plan............................................. 38

DIVIDENDS, CAPITAL GAINS & TAXES.......................................... 39
      Distribution Options................................................ 39
      Taxes............................................................... 39

                          800.344.WWW.ARTISANFUNDS.COM

ARTISAN INTERNATIONAL FUND

GOAL, STRATEGY & PHILOSOPHY

--------GOAL--------------------------------------------------------------------
Artisan International Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

--------STRATEGY & PHILOSOPHY---------------------------------------------------

Under normal circumstances, the Fund invests at least 65% of its total assets in stocks of foreign companies.

Through its own research process, the Fund invests in a broadly diversified portfolio of international growth stocks, concentrating on industries or investment themes that present accelerating growth prospects and companies that capitalize on that growth. The Fund's investment strategy focuses on stock selection.


The research method used by Artisan Partners, the adviser to the Fund, also looks at industry selection, theme selection and country selection. It favors countries and regions with improving or rapidly expanding economies. To determine economic growth, it assesses factors such as gross domestic product growth, corporate profitability, current account and currency issues, interest rates, economic climate and social change. Having identified favorable areas, it eliminates those whose stock markets appear to be overvalued.

In countries where the economic and market conditions provide attractive valuations, Artisan Partners seeks companies that seem well-positioned for strong, sustainable growth. As the first step to stock selection, Artisan Partners narrows its focus to industries or themes likely to experience meaningful growth. It focuses on well-managed companies with above-average financial characteristics, increasing earnings per share and dominant or increasing market share in strong industries. Having isolated promising companies, Artisan Partners then purchases those whose stocks are attractively valued.

                                       02
                                    -------
                                      TWO

- Under ordinary circumstances, the Fund is fully invested in common stocks. At times, however, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

- Changes in security prices, currency exchange rates and other factors can affect the portfolio's value.


The Fund tries to lower the risks inherent in foreign investing through a highly selective investment strategy and broad diversification by country, industry and company.


Artisan Partners may decide to sell a stock when a company's valuation approaches its growth rate, changing circumstances affect the original reasons for a company's purchase, a company exhibits deteriorating fundamentals or more attractive alternatives exist.

                      800.344.1770 - WWW.ARTISANFUNDS.COM

                                       03
                                     ------
                                     THREE



ARTISAN MID CAP FUND

GOAL, STRATEGY & PHILOSOPHY

-------GOAL---------------------------------------------------------------------

Artisan Mid Cap Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

-------STRATEGY & PHILOSOPHY----------------------------------------------------


Under normal circumstances, the Fund invests at least 65% of its total assets in the common stocks of medium-sized U.S. companies.

A medium-sized company is one whose total stock market value falls within the range of companies in the S&P 400 MidCap Index. As of September 29, 2000, this index included companies with capitalizations between approximately $120 million and $17.7 billion. Over time, the capitalization range of the companies in the Index will change. As it does, the size of the companies in which the Fund invests may change.

- The Fund prefers to invest in companies with "franchise" characteristics. These could be a proprietary technology, dominant market share or some other form of sustainable competitive advantage.

- The Fund also favors companies with predictable streams of cash flow through real growth in demand for their products or services. Such companies are well-positioned to take advantage of opportunities in their markets.

- If Artisan Partners, the adviser to the Fund, is impressed with a company's competitive position and prospects for growth, it then defines and researches key investment issues. It also estimates the company's intrinsic value, and will generally buy the stock only if it sells below that estimate.

                                       04
                                     ------
                                      FOUR

- Under ordinary circumstances, the Fund is fully invested in common stocks. At times, however, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

- The Fund tries to lower the risks of investing in medium-sized companies through broad diversification by industry and company, as well as continuous monitoring of each holding.

- The Fund may engage in active and frequent trading to achieve its principal investment strategies. A higher rate of portfolio turnover results in increased transaction expenses, the realization of capital gains or losses and may reduce performance.

- Artisan Partners may decide to sell a stock when a company's valuation approaches its growth rate, changing circumstances affect the original reasons for a company's purchase, a company exhibits deteriorating fundamentals or more attractive alternatives exist.

                      800.344.1770 - WWW.ARTISANFUNDS.COM

                                       05
                                     ------
                                      FIVE
ARTISAN SMALL CAP FUND<F1>

GOAL, STRATEGY & PHILOSOPHY

-------GOAL---------------------------------------------------------------------

Artisan Small Cap Fund invests for maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

-------STRATEGY & PHILOSOPHY----------------------------------------------------

Under normal circumstances, the Fund invests at least 65% of its assets in the common stocks of small companies. The Fund considers a "small" company one whose total stock market value is less than $1.5 billion.

The Fund's focus is on well-managed companies with sustainable growth prospects whose stocks appear undervalued, either because they lack investor recognition or are temporarily out of favor.

The Fund's investment approach rests on a few basic beliefs.


- Stocks that are underfollowed or under-researched by Wall Street tend to be less efficiently priced because of lack of attention by investors. Investors demand a premium for the risk of incomplete information. By doing its own research, Artisan Partners, the adviser to the Fund, attempts to reduce this risk and realize the premium returns.

- Through its research, Artisan Partners analyzes a company's operating history, financial health, competitive position and prospects for growth. And through face-to-face meetings it assesses the quality of management - a critical factor in small company success.

- Artisan Partners also estimates a company's intrinsic value. It does so to determine if a prospective investment is undervalued, and if so, to what degree. This emphasis on stock valuation relative to growth prospects sets the Fund apart from pure "growth" or "value" funds. Thus, the Fund's style can be characterized as "growth at a reasonable price" or "growth/value blend."

                                       06
                                     ------
                                      SIX

Under ordinary circumstances, the Fund is substantially fully invested in common stocks. At times, however, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

In choosing to take a temporary defensive position, the Fund would be trying to avoid losses. If, however, the choice proved to be wrong, the Fund would have a harder time achieving its goal of long-term capital growth.

The Fund seeks to limit risk by choosing companies with positive cash flows and sustainable growth prospects, and by diversifying its holdings. The Fund monitors each holding closely, evaluating new information relative to the original reasons for investing.

The Fund may engage in active and frequent trading to achieve its principal investment strategies. A higher rate of portfolio turnover results in increased transaction expenses, the realization of capital gains or losses and may reduce performance.

Artisan Partners may decide to sell a stock when a company's valuation approaches its growth rate, changing circumstances affect the original reasons for a company's purchase, more attractive alternatives exist or a company's market cap exceeds $1.5 billion.


<F1> PLEASE NOTE: Artisan Small Cap Fund reopened to purchases by new investors effective April 1, 1999. The Fund intends to close again to most new investors when it reaches about $300 million in total assets. See "Who is Eligible to Invest in a Closed Artisan Fund?" on page 25 for new account eligibility criteria.

                      800.344.1770 - WWW.ARTISANFUNDS.COM

                                       07
                                     ------
                                     SEVEN


ARTISAN SMALL CAP VALUE FUND<F1>

GOAL, STRATEGY & PHILOSOPHY

-------GOAL---------------------------------------------------------------------

Artisan Small Cap Value Fund seeks long-term capital growth. This goal may be changed without the approval of shareholders.

--------STRATEGY & PHILOSOPHY---------------------------------------------------


Under normal circumstances, the Fund invests at least 65% of its assets in small companies with a total stock market value of less than $1.5 billion.


- The Fund purchases a stock only at what Artisan Partners, the adviser to the Fund, considers a bargain price...a price that _ because of market forces _ is greatly below the value of the business as determined by Artisan Partners.

- In looking for bargains, Artisan Partners uses its own research process. The focus is on individual companies, rather than on trends in the economy or securities markets.

- Artisan Partners' research may uncover companies that have one or more of the following characteristics:

TURNAROUNDS. At times, the Fund invests in companies that have had poor results, but that Artisan Partners believes will be able to substantially improve.

UNDISCOVERED OR UNSPONSORED STOCKS. There need not be something wrong with a company to qualify it as a bargain. Sometimes a company may simply be little known to the investing public. Small companies typically have little or no coverage by Wall Street analysts, so they often lack a following among investors and become undervalued.

COMPANIES WITH HIDDEN ASSETS. Undervalued real estate, unrecognized business lines and other "hidden" assets may not be given enough credit by investors, thus providing investment opportunities for the Fund.

                                       08
                                     ------
                                     EIGHT

COMPANIES IN THE PROCESS OF MAJOR CHANGE. A company's stock may not reflect positive change in the business until it shows up in financial results. The Fund tries to invest ahead of this broad recognition, which, logically, can cause the stock's price to rise.

- For the Fund to purchase a stock, a bargain price alone is not enough. To provide an additional margin of safety, Artisan Partners looks for two other attributes:

FINANCIAL STRENGTH. Artisan Partners favors companies with little debt and positive cash flow.

FAVORABLE ECONOMICS. A company with acceptable returns on capital and free cash over its business cycle is less likely to experience eroding values over the long term.

Under ordinary circumstances, the Fund remains fully invested in equity securities. At times, however, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

Artisan Partners may decide to sell a stock when its target value is realized, companies exhibit deteriorating margins of safety or more attractive alternatives exist.

<F1> PLEASE NOTE: Artisan Small Cap Value Fund closed to most new investors on
     June 30, 2000. Please refer to the "Who is Eligible to Invest in a Closed Artisan Fund" on page 25 for new account eligibility criteria.

                      800.344.1770 - WWW.ARTISANFUNDS.COM

                                       09
                                     ------
                                      NINE

PRINCIPAL RISKS YOU SHOULD CONSIDER


-------RISKS APPLICABLE TO ALL FUNDS-------------------------------------------

All of the Artisan Funds invest primarily in common stocks. Over time, stocks have shown greater growth than other types of securities. In the short-term, however, stock prices may fluctuate widely in response to company, market or economic news. When you sell your shares, they may be worth more or less than you paid for them. You can lose money by investing in a Fund.

The percentage of each Fund's assets invested in various industries and sectors will vary from time to time depending on the portfolio management team's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. For example, technology, science and communications are rapidly changing fields, and stocks of these companies may be subject to more abrupt or erratic market movements than the stock market in general. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund.


The Funds do not pursue income, and are not, alone or together, a balanced investment plan. In addition, there can be no assurance that they will achieve their investment goals. Each investment manager's ability to choose suitable investments for each Fund has a significant impact on each Fund's ability to achieve its investment objective.

The principal investment risks of each Fund follow.

                                       10
                                     ------
                                      TEN


-----------------------------------------------ARTISAN INTERNATIONAL FUND---

- Foreign stocks as an asset class may underperform U.S. stocks.

- Foreign stocks tend to be more volatile than U.S. stocks.

- Investments in foreign securities (including American Depository Receipts, or "ADRs") are subject to risks. These risks include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices, and political instability.


- Artisan International Fund invests in securities denominated in the Euro and the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund's investments. With the advent of the Euro, the participating countries in the European Monetary Union can no longer follow independent monetary policies. This may limit a country's ability to respond to economic downturns or political upheavals, and consequently reduce the value of an investment in foreign securities. The decision of certain countries not to participate may also create uncertainty in the European markets and thereby increase volatility of the various currencies and securities. The European securities markets also may become less liquid.


------------------------------------------------------ARTISAN MID CAP FUND---

- Stocks of medium-sized companies tend to be more volatile than those of large companies.


- Compared to large companies, medium-sized companies typically have analyst coverage by fewer Wall Street firms. For this reason, they are more likely to be trading at prices that reflect incomplete or inaccurate information.

- During some periods, stocks of mid-sized companies, as an asset class, have underperformed the stocks of small and large companies.


                      800.344.1770 - WWW.ARTISANFUNDS.COM

                                       11
                                     ------
                                     ELEVEN

PRINCIPAL RISKS YOU SHOULD CONSIDER
(CONTINUED)


------ARTISAN SMALL CAP FUND----------------------------------------------------

- Historically, small company stocks have tended to outperform those of large companies over the long-term. However, during some periods, stocks of small companies as an asset class have under-performed the stocks of large companies.

- Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Small companies may have a shorter history of operations, less access to additional financing, and a less diversified product line - making them more susceptible to market pressures.

------ARTISAN SMALL CAP VALUE FUND----------------------------------------------


- Historically, small company stocks have tended to outperform those of large companies over the long-term. However, during some periods, stocks of small companies as an asset class have under-performed the stocks of large companies.

- Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Small companies may have a shorter history of operations, less access to additional financing, and a less diversified product line - making them more susceptible to market pressures.

- Value stocks may fall out of favor with investors and may under-perform other asset types during given periods.

                                       12
                                     ------
                                     TWELVE

TOTAL RETURN FOR EACH CALENDAR YEAR

The risks of investing in the Funds are illustrated in the following bar charts that show returns achieved year-to-year. Tables on the following page compare each Fund's average annual total returns for the periods listed to a market index. How the Funds have performed in the past does not necessarily indicate how they will perform in the future.


ARTISAN INTERNATIONAL FUND

[BAR CHART APPEARS HERE:

    1996        1997        1998        1999
    ----        ----        ----        ----
   34.37%      3.46%       32.18%      81.29% ]

Since inception (12/28/95), the Fund's highest and lowest quarterly returns were 49.10% and (18.83)%, respectively, for the quarters ended December 31, 1999, and September 30, 1998. The year-to-date return as of September 30, 2000, was - 5.93%.

ARTISAN MID CAP FUND

[BAR CHART APPEARS HERE:

    1998        1999
    ----        ----
   33.37%      57.89% ]

Since inception (6/27/97), the Fund's highest and lowest quarterly returns were 37.66% and (10.54)%, respectively, for the quarters ended December 31, 1999, and September 30, 1998. The year-to-date return as of September 30, 2000, was 41.22%.

ARTISAN SMALL CAP FUND

[BAR CHART APPEARS HERE:

    1996        1997        1998        1999
    ----        ----        ----        ----
   11.86%      22.67%     -13.47%      19.18% ]

Since inception (3/28/95), the Fund's highest and lowest quarterly returns were 21.02% and (25.99)%, respectively, for the quarters ended December 31, 1999, and September 30, 1998. The year-to-date return as of September 30, 2000, was 4.74%.

ARTISAN SMALL CAP VALUE FUND

[BAR CHART APPEARS HERE:

    1998        1999
    ----        ----
   -5.76%      15.42% ]

Since inception (9/29/97), the Fund's highest and lowest quarterly returns were 21.44% and (20.15)%, respectively, for the quarters ended June 30, 1999, and September 30, 1998. The year-to-date return as of September 30, 2000, was 11.61%.


                      800.344.1770 - WWW.ARTISANFUNDS.COM

                                       13
                                   ----------
                                    THIRTEEN


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                          FOR THE YEAR           FROM INCEPTION
FUND                                     ENDED 12/31/99         THROUGH 12/31/99
--------------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND<F1>               81.29%                  34.96%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International, Inc. (MSCI)
EAFE Index<F2>                               26.96%                13.19%<F3>
--------------------------------------------------------------------------------
Fund inception date: 12/28/95. All returns reflect reinvested dividends.

--------------------------------------------------------------------------------
                                          FOR THE YEAR           FROM INCEPTION
FUND                                     ENDED 12/31/99         THROUGH 12/31/99
--------------------------------------------------------------------------------
ARTISAN MID CAP FUND<F1>                     57.89%                  48.39%
--------------------------------------------------------------------------------
S&P 400 MidCap Index<F4>                     14.72%                  20.38%
--------------------------------------------------------------------------------
Fund inception date: 6/27/97. All returns reflect reinvested dividends.

--------------------------------------------------------------------------------
                                          FOR THE YEAR           FROM INCEPTION
FUND                                     ENDED 12/31/99         THROUGH 12/31/99
--------------------------------------------------------------------------------
ARTISAN SMALL CAP FUND                       19.18%                  14.15%
--------------------------------------------------------------------------------
Russell 2000 Index<F5>                       21.26%                  16.52%
--------------------------------------------------------------------------------
Fund inception date: 3/28/95. All returns reflect reinvested dividends.

--------------------------------------------------------------------------------
                                          FOR THE YEAR           FROM INCEPTION
FUND                                     ENDED 12/31/99         THROUGH 12/31/99
--------------------------------------------------------------------------------
ARTISAN SMALL CAP VALUE FUND                 15.42%                  5.21%
--------------------------------------------------------------------------------
Russell 2000 Value Index<F6>                 -1.49%                  -2.62%
--------------------------------------------------------------------------------
Fund inception date: 9/29/97. All returns reflect reinvested dividends.

<F1> In times of market volatility, the Fund's return may vary greatly over short periods of time. In 1999, the Fund's performance was achieved during a period of unusually favorable market conditions. Investors should maintain realistic expectations for future performance. Such performance may not be sustainable.

<F2> Morgan Stanley Capital International, Inc. (MSCI) EAFE Index is unmanaged and includes companies throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization.

<F3> The average annual total return for the EAFE Index, when used in comparison to the Fund's inception date, is calculated started 12/31/95.

<F4> The S&P 400 MidCap Index is an unmanaged, market-weighted index of 400 mid-
     cap companies.

<F5> Russell 2000 Index is an unmanaged, market-weighted index of small companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000 companies.

<F6> The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.


                                       14
                                   ----------
                                    FOURTEEN

ARTISAN FUNDS FEES & EXPENSES

Below are the fees and expenses that you may pay if you buy and hold shares in an Artisan Fund.

--------------------------------------------------------------------------------


SHAREHOLDER FEES (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases........................................................... None
Exchange fee............................................................................................... None
Redemption fee............................................................................................. None

----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
----------------------------------------------------------------------------------------------------------------
                                                                                                       SMALL CAP
EXPENSE                                              INTERNATIONAL      MID CAP        SMALL CAP         VALUE
---------------------------------------------------------------------------------------------------------------
Management fees                                          0.95%           1.00%           1.00%           1.00%
---------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                 None            None            None            None
---------------------------------------------------------------------------------------------------------------
Other Expenses                                           0.32%           0.40%           0.35%           0.35%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                     1.27%           1.40%           1.35%           1.35%
---------------------------------------------------------------------------------------------------------------

EXAMPLE. This example is intended to help you compare the cost of investing in an Artisan Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that you earn a 5% return each year, and that operating expenses remain constant.


-----------------------------------------------------------------------------------------------
                                                                                     SMALL CAP
TIME PERIOD                       INTERNATIONAL      MID CAP         SMALL CAP         VALUE
-----------------------------------------------------------------------------------------------
1 year                                $  129          $  143           $  137         $   137
-----------------------------------------------------------------------------------------------
3 years                               $  403          $  443           $  428         $   428
-----------------------------------------------------------------------------------------------
5 years                               $  697          $  766           $  739         $   739
-----------------------------------------------------------------------------------------------
10 years                              $1,534          $1,680           $1,624         $ 1,624
-----------------------------------------------------------------------------------------------



This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

                      800.344.1770 - WWW.ARTISANFUNDS.COM

                                       15
                                   ----------
                                    FIFTEEN

HOW DO I KNOW IF AN ARTISAN FUND IS RIGHT FOR ME?

These are some of the potential rewards of investing in a Fund:

ARTISAN INTERNATIONAL FUND------------------------------------------------------

- From time to time, many foreign economies have grown faster than our own (though some have not), and the returns on investments in these countries have exceeded those of similar U.S. investments.

- Foreign markets can offer opportunities that are unavailable domestically. Thus, international investing brings you greater diversification and enables you to take advantage of changes in foreign economies and equity markets.

----ARTISAN MID CAP FUND--------------------------------------------------------

- Medium-sized companies can offer attractive investment characteristics. They are typically small enough to have higher growth potential than the general U.S. economy, mature enough to have seasoned management and established, multiple product lines, and large enough to have liquid trading markets.

----ARTISAN SMALL CAP FUND AND ARTISAN SMALL CAP VALUE FUND---------------------

- Small companies tend to have better growth potential than large companies, and are less likely to be broadly recognized.


- Historically, small-cap stocks have outperformed large-cap stocks over the long-term.


----INVESTING WITH ARTISAN MAY BE SUITABLE FOR YOU IF:--------------------------

- You want to invest for maximum long-term growth, rather than income.

- You are a patient investor, and able to maintain your investment over a relatively long period of time.

- You understand the specific risks of investing in a particular market segment
  - small-caps, mid-caps, value-based stocks or foreign stocks.

                                       16
                                   ----------
                                    SIXTEEN

ARTISAN FUNDS FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, is included in the annual report and the Statement of Additional Information, which are available on request. For each year shown, all information is for the fiscal year ended June 30.


------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND - INVESTOR SHARES

                                                            Year Ended     Year Ended     Year Ended     Year Ended    Period Ended
For a share outstanding throughout each period               6/30/00        6/30/99        6/30/98        6/30/97        6/30/96<F1>
                                                          -----------     -----------    -----------    -----------    -----------
Net asset value, beginning of period.........                  $18.67          $16.25         $14.48         $12.08         $10.00
Income from investment operations:
     Net investment income (loss)............              (0.03)<F2>        0.08<F2>       0.06<F2>           0.07           0.04
     Net realized and unrealized gain (loss)
     on investments..........................                   12.08            2.62           3.04           2.44           2.04
                                                          -----------     -----------    -----------    -----------    -----------
Total income (loss) from investment operations                  12.05            2.70        3.10(2)           2.51       2.08<F3>
                                                          -----------     -----------    -----------    -----------    -----------
Distributions paid to shareholders:
     Net investment income...................                  (0.02)          (0.04)         (0.20)         (0.02)              _
     Net realized gains......................                  (0.54)         (0.24)(         (1.13)         (0.09)              _
                                                          -----------     -----------    -----------    -----------    -----------
Total distributions..........................                  (0.56)          (0.28)         (1.33)         (0.11)              _
                                                          -----------     -----------    -----------    -----------    -----------
Net asset value, end of period...............                  $30.16          $18.67         $16.25         $14.48     $12.08<F3>
                                                          ===========     ===========    ===========    ===========    ===========
Total return.................................                   65.6%           17.4%          24.1%          20.9%      20.8%<F3>

Ratios/supplemental data:
Net assets, end of
     period (millions).......................            $3,734.8<F5>      $943.9<F5>     $414.5<F5>         $449.2          $71.5
Ratio of expenses to average net assets......                   1.27%           1.38%          1.45%          1.61%      2.50%<F4>
Ratio of net investment
     income (loss) to average net assets.....                 (0.10)%           0.59%          0.37%          1.07%      1.60%<F4>
Portfolio turnover rate......................                  99.02%          79.41%        109.42%        103.66%     57.00%<F3>


<F1> For the period from commencement of operations (December 28, 1995) through
     June 30, 1996.
<F2> Computed based on average shares outstanding.
<F3> Not annualized.
<F4> Annualized.
<F5> Does not include amounts represented by Institutional Shares, which were first offered for sale on July 1, 1997.

                      800.344.1770 - WWW.ARTISANFUNDS.COM

                                       17
                                   ----------
                                   SEVENTEEN

                   ARTISAN FUNDS FINANCIAL HIGHLIGHTS (CONT.)

------------------------------------------------------------------------------
MID CAP FUND - INVESTOR SHARES
------------------------------------------------------------------------------

                                      Year         Year      Year     Period
                                     Ended        Ended     Ended     Ended
For a share outstanding throughout  6/30/00      6/30/99   6/30/98 6/30/97<F1>
  each period                       --------     --------  -------- ---------
NET ASSET VALUE, BEGINNING
  OF PERIOD..........................$16.67     $13.69      $10.00   $10.00
Income from investment operations:
  Net investment income (loss).......(0.18)<F5> (0.16)<F5>   (0.08)   -
  Net realized and unrealized gain
  (loss) on investments..............11.91       4.41        4.56     -
                                     -----      -----       -----   -----
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS..............11.73       4.25        4.48     -
                                       -----     -----       -----  -----
DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net realized gains..................(0.83)      (1.27)      (0.79)     _
NET ASSET VALUE, END OF PERIOD......$27.57     $16.67      $13.69   $10.00
                                     =====      =====       =====    =====
Total return.........................72.9%      35.8%       46.1%    0.0%<F2>
Ratios/supplemental data:
  Net assets, end of period
  (millions)........................$225.0     $43.3       $12.8     $1.8
  Ratio of expenses to average
  net assets .......................1.40%     2.00%<F4>    2.00%<F4>  0.00%<F3>
  Ratio of net investment income
  (loss) to average
  net assets ......................(0.79)%   (1.13)%<F4>  (0.77)%<F4> 0.00%<F3>
  Portfolio turnover rate........245.69%<F2>   02.84%       235.65    0.00%<F2>

<F1> For the period from commencement of operations (June 27, 1997) through
     June 30, 1997.
<F2> Not annualized.
<F3> Annualized.
<F4> The ratios of expenses to average net assets and net investment loss to average net assets exclude fees paid by the Adviser. Absent fees paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25)% for the year ended June 30, 1999 and 3.64% and (2.41)% for the year ended June 30, 1998, respectively.
<F5> Computed based on average shares outstanding.

                                       18
                                    --------
                                    EIGHTEEN

                   ARTISAN FUNDS FINANCIAL HIGHLIGHTS (CONT.)

------------------------------------------------------------------------------
SMALL CAP FUND
------------------------------------------------------------------------------

                                                    Year        Year           Year          Year       Year         Period
                                                   Ended        Ended          Ended        Ended       Ended        Ended
 For a share outstanding throughout each period   6/30/00      6/30/99        6/30/98      6/30/97     6/30/96    6/30/95<F1>
                                                  -------      -------        -------      -------     -------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD               $11.09      $14.66         $15.11        $14.67     $11.52       $10.00
Income from investment operations:
   Net investment income (loss)                  (0.10)<F4>    (0.08)         (0.10)        (0.04)     (0.07)        (0.01)
   Net realized and unrealized gain (loss) on
   investments...............                       3.70       (2.53)          2.23          1.55       3.32          1.53

Total income (loss) from investment operations      3.60       (2.61)          2.13          1.51       3.25          1.52
Distributions paid to shareholders:
   Net realized gains........                        -         (0.96)         (2.58)        (1.07)     (0.10)          _

NET ASSET VALUE, END OF PERIOD                    $14.69      $11.09         $14.66        $15.11     $14.67        $11.52

Total return..............                         32.5%       (17.0)%         14.7%        11.3%       28.3%      15.2%<F2>

Ratios/supplemental data:
 Net assets, end of period (millions)             $185.4       $174.6         $304.1       $267.8      $400.0        $99.3
 Ratio of expenses to average net assets           1.35%        1.37%          1.33%        1.41%       1.52%      2.00%<F3>
 Ratio of net investment income (loss) to average
    net assets ...........                        (0.79)%      (0.67)%        (0.74)%      (0.73)%     (0.75)%    (0.59)%<F3>
 Portfolio turnover rate                          193.76%      155.38%        134.67%       87.18%     105.19%     9.28%<F2>


<F1>  For the period from commencement of operations (March 28, 1995)
      through June 30, 1995.
<F2>  Not annualized.
<F3>  Annualized.
<F4>  Computed based on average shares outstanding.

                      800.344.1770 - WWW.ARTISANFUNDS.COM

                                       19
                                    --------
                                    NINETEEN

ARTISAN FUNDS FINANCIAL HIGHLIGHTS (CONT.)

--------------------------------------------------------------------------------
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
                                               Year       Year        Year
                                              Ended       Ended       Ended
                                             6/30/00     6/30/99   6/30/98<F1>
For a share outstanding throughout           --------   --------   -----------
  each period
NET ASSET VALUE, BEGINNING OF PERIOD          $10.59     $11.37      $10.00

Income from investment operations:
  Net investment income (loss)                0.065      (0.03)      (0.03)
  Net realized and unrealized gain (loss)
  on investments                               0.36    (0.21)<F4>     1.40
                                             --------   ---------    -------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS                                   0.42      (0.24)       1.37
                                             --------   ---------    -------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
  Net investment income                       (0.03)        -           -
  Net realized gains                          (0.35)     (0.54)         -

Total distributions                           (0.38)     (0.54)         -

NET ASSET VALUE, END OF PERIOD                $10.63     $10.59      $11.37
                                             ========   ========     =======
Total return                                   4.2%      (1.0)%     13.7%<F2>

Ratios/supplemental data:
  Net assets, end of period (millions)        $261.7      $77.8      $47.23
  Ratio of expenses to average net assets     1.35%      1.93%3       1.66%
  Ratio of net investment income (loss)
    to average net assets                      0.60%      (0.45)%   (0.50)%<F3>
  Portfolio turnover rate                      8.19%     49.29%      52.58%


<F1> For the period from commencement of operations (September 29, 1997) through
     June 30, 1998.
<F2> Not annualized.
<F3> Annualized.
<F4> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
<F5> Computed based on average shares outstanding.

                                       20
                                     ------
                                     TWENTY

                           ORGANIZATION, MANAGEMENT &
                                MANAGEMENT FEES

ORGANIZATION. Each Artisan Fund is a series of Artisan Funds, Inc. Artisan International Fund and Artisan Mid Cap Fund offer two classes of shares - Investor Shares and Institutional Shares. This prospectus describes Investor Shares. Institutional Shares are offered through separate prospectuses.

MANAGEMENT. Each Artisan Fund is managed by Artisan Partners Limited Partnership (Artisan Partners), which selects the Fund's investments and handles its business affairs under the direction of the board of directors. Artisan Partners was organized in 1994 and, as of September 30, 2000, managed approximately $10.6 billion for Artisan Funds and institutional clients. Artisan Partners is a limited partnership managed by its general partner, Artisan Investment Corporation. Its address is: Artisan Partners, 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202-3197.


ARTISAN INTERNATIONAL FUND

MARK L. YOCKEY, Portfolio Manager, is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. He joined Artisan Partners in 1995. From 1990 to 1995, Mr. Yockey was Portfolio Manager of United International Growth Fund and a Vice President of Waddell & Reed, Inc. Prior to assuming fund management responsibilities, he served as an Equity Analyst with Waddell & Reed.

Mr. Yockey holds BA and MBA degrees from Michigan State University and is a Chartered Financial Analyst.

ARTISAN MID CAP FUND

ANDREW C. STEPHENS, Portfolio Manager, is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. He joined Artisan Partners in 1997. From 1993 to 1997, Mr. Stephens was Portfolio Co-Manager of the Strong Asset Allocation Fund. From 1994 to 1996, he served as senior Research Analyst for the Strong Common Stock Fund and Strong Opportunity Fund.

Mr. Stephens holds a BS degree in Economics from the University of Wisconsin - Madison.

                      800.344.1770 - WWW.ARTISANFUNDS.COM

                                       21
                                   ----------
                                   TWENTY-ONE

ORGANIZATION, MANAGEMENT &
MANAGEMENT FEES (CONTINUED)

ARTISAN SMALL CAP FUND

CARLENE MURPHY ZIEGLER, Portfolio Co-Manager, is a Managing Director of Artisan Partners and a Director of Artisan Funds. Prior to founding Artisan Partners in 1994, she was Portfolio Co-Manager of Strong Common Stock Fund and Strong Opportunity Fund.

Ms. Ziegler holds BA and MA degrees from the University of Illinois and an MBA from the University of Chicago Graduate School of Business. She is a Chartered Financial Analyst and has been a frequent member of the Barron's Roundtable.

MARINA T. CARLSON, Portfolio Co-Manager, is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. Prior to joining Artisan Partners in 1999, she was employed by Strong Capital Management, Inc., where she served as Portfolio Manager of Strong Mid Cap Disciplined Fund (from its inception in December 1998 through March 1999) and Portfolio Co-Manager of Strong Opportunity Fund and Strong Common Stock Fund (from 1993 through December 30, 1998).


Ms. Carlson holds a BBA in Finance from Drake University and an MBA in Finance from DePaul University. She is a Chartered Financial Analyst.


ARTISAN SMALL CAP VALUE FUND


SCOTT C. SATTERWHITE, Portfolio Co-Manager, is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. Prior to joining Artisan Partners in 1997, Mr. Satterwhite was Senior Vice President and Portfolio Manager at Wachovia Corporation. From 1993 to 1997, Mr. Satterwhite was Portfolio Manager of the Biltmore Special Values Fund, in addition to being a Personal Trust Portfolio Manager and Manager of the Georgia Personal Trust Portfolio Group.

Mr. Satterwhite earned his BA degree from the University of the South and MBA from Tulane University. He is a Chartered Financial Analyst.

JAMES C. KIEFFER, Portfolio Manager, is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. From 1997 to 2000,

                                       22
                                   ----------
                                   TWENTY-TWO

Mr.Kieffer was a Research Analyst for Artisan Partners. Prior to joining Artisan Partners, Mr. Kieffer was a Research Analyst from 1996 to 1997 at the investment firm McColl Partners. Mr. Kieffer began his investment career at Wachovia Corporation, working with Scott Satterwhite from 1989 to 1996, initially as a Personal Trust Portfolio Manager and later as a General Equities and Small-Cap Value Research Analyst in the institutional portfolio group. Mr. Kieffer holds a BA degree in Economics from Emory University and is a Chartered Financial Analyst.


MANAGEMENT FEES


Each Fund pays a management fee to Artisan Partners for serving as its investment adviser and providing administrative services. The fee is determined as a percentage of average daily net assets. Each Fund also pays expenses related to its daily operations. Expenses paid out of a Fund's assets are reflected in the share price or dividends. For the fiscal year ended June 30, 2000, the management fees paid by the Funds were:

Artisan International Fund.............0.95%

Artisan Mid Cap Fund...................1.00%

Artisan Small Cap Fund.................1.00%

Artisan Small Cap Value Fund ..........1.00%

INVESTING WITH ARTISAN FUNDS

Each Artisan Fund is 100% no-load, which means you pay no sales charges. You also pay no 12b-1 fees. However, you bear your share of annual fund operating expenses (including the investment management fee) which are deducted from Fund assets.


MINIMUM INVESTMENTS

To open an account...................$1,000*
To add to an account....................$50*
Minimum balance required...............$500*

<F1>THE FUND WILL WAIVE THE INITIAL MINIMUM OF $1,000 IF YOU INVEST THROUGH THE
AUTOMATIC INVESTMENT PLAN, EXPLAINED LATER ON PAGE 27.

                      800.344.1770 - WWW.ARTISANFUNDS.COM

                                       23
                                  ------------
                                  TWENTY-THREE

                               HOW TO BUY SHARES
-------MAIL-------------------------------------------------------------------

          TO OPEN AN ACCOUNT:

          Complete and sign the new account application. Mail it to the address on the application, along with your check or money order for $1,000 or more. Make your check or money order payable to "Artisan Funds" or to the name of the fund in which you are investing. Third-party and starter checks will not be accepted.

          TO ADD TO AN ACCOUNT:

          Put your account number on a check or money order for $50 or more. Make your check or money order payable to "Artisan Funds" or to the name of the fund in which you are investing. Mail it, along with the form at the bottom of your account statement, to the address on your account statement. Third-party and starter checks will not be accepted.


          DELIVERY:

          FOR REGULAR MAIL DELIVERY:           FOR OVERNIGHT DELIVERY:

          Artisan Funds                        Artisan Funds
          c/o Boston Financial Data Services   c/o Boston Financial
          P.O. Box 8412                        Data Services
          Boston, MA  02266-8412               66 Brooks Drive
                                               Braintree, MA  02184
                                               800.344.1770

          All investment checks must be delivered to one of the above addresses. Neither Artisan Funds nor Artisan Distributors LLC is authorized to accept shareholder investment checks at their corporate offices


------TELEPHONE 800.344.1770----------------------------------------------------

          TO OPEN AN ACCOUNT:

          You may open a new account by telephone only by exchange of $1,000 or more from your identically registered account in another of the Artisan Funds.

          You may establish the telephone transaction option by electing it on your new account application. If you did not do so, please request and complete the shareholder options form available at www.artisanfunds.com or by calling 800.344.1770.

                                       24
                                  -----------
                                  TWENTY-FOUR
TO ADD TO AN ACCOUNT:

The telephone transaction option enables you to add from $50 to $25,000 to your account by telephone. It also lets you exchange among Artisan Funds by telephone.

You may elect the telephone transaction option on your application or - at a later date - by completing the shareholder options form.

---------------------------------------------------------------------WIRE------

TO OPEN AN ACCOUNT:

Please call 800.344.1770 for instructions on opening an account by wire.

TO ADD TO AN ACCOUNT:

Please call 800.344.1770 for instructions on adding to an account by wire.

WHO IS ELIGIBLE TO INVEST IN A CLOSED ARTISAN FUND?


Artisan Small Cap Value Fund is closed to most new investors and Artisan Small Cap Fund has announced that it intends to close to most new investors when it reaches approximately $300 million in total assets. The following eligibility criteria apply to a Fund when it is closed.


If you are a shareholder in a Fund when it closes, you may make additional investments in that Fund and reinvest your dividends and capital gain distributions, even though the Fund has closed.

You may open a new account in a closed Fund only if:

_ you are already a shareholder (in your own name or as beneficial owner of shares held in someone else's name) of that Fund;

_ you are a shareholder with combined balances of $100,000 in any of the Artisan Funds (in your own name or as beneficial owner of shares held in someone else's name);

_ your business or other organization is already a shareholder of the Fund and you are opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;

                      800.344.1770 - WWW.ARTISANFUNDS.COM

                                       25
                                  -----------
                                  TWENTY-FIVE

HOW TO BUY SHARES (CONTINUED)

- you are transferring or doing a "rollover" into a Fund IRA from an employee benefit plan through which you held shares of the Fund (if your plan doesn't qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan);

- you are an employee benefit plan sponsored by an institution that also sponsors (or is an affiliate of an institution that sponsors) another employee benefit plan account that is a shareholder of the Fund as of the date the Fund closed;

- you are a director or officer of Artisan Funds, or a partner or employee of Artisan Partners, or a member of the immediate family of any of those people;

- you are a client of Artisan Partners or you have an existing business relationship with Artisan Partners and, in the judgment of Artisan Partners, your investment in the Fund would not adversely affect Artisan Partners' ability to manage the Fund effectively; or

- you are a client of a financial advisor or planner who had at least $500,000 of client assets invested with the Fund or at least $1,000,000 of client assets invested with Artisan Funds as of the date on which the Fund closed, or at the time of your application.

You may continue to add to your existing Fund account(s) through the reinvestment of dividends and distributions from the Fund, and through the purchase of additional Fund shares, even after the Fund closes. An employee benefit plan which is a Fund shareholder may continue to buy shares in the ordinary course of the plan's operations, even for new plan participants. An eligible financial advisor or planner may continue to buy shares for existing and new clients.


Call us at 800.344.1770 if you have questions about your ability to invest in a closed Fund.

                                       26
                                   ----------
                                   TWENTY-SIX
AUTOMATIC INVESTMENT PLAN<F7>

This service is a convenient way to make regular, systematic investments into your Artisan Fund. Once a month, you purchase shares by transferring money from your designated checking or savings account directly into your Artisan Fund. Simply decide how much you want to invest (the monthly minimum is $50) and the day (between the 3rd and the 28th) that you want the transfer to take place.

The rest is automatic. There are no telephone calls to make, no monthly forms to complete, no trips to the post office. And you're not locked in. If you wish to discontinue the 7, just notify us in writing.

TO OPEN AN ACCOUNT:

Complete and sign the account application including the Automatic Investment Plan section of your account application.

If you choose the Automatic Investment Plan when you open your account, the minimum initial investment will be waived.

TO ADD TO AN ACCOUNT:

To add this convenient feature to your Artisan Fund account, please call
800.344.1770 or visit our website at www.artisanfunds.com for a shareholder options form.

                      800.344.1770 - WWW.ARTISANFUNDS.COM

                                       27
                                 ------------
                                 TWENTY-SEVEN

                               HOW TO SELL SHARES

          You may request to take money out of your account at any time by selling some or all of your shares. You will receive the share price calculated after your order is received by the Fund or its authorized agent.

          Some redemptions require SIGNATURE GUARANTEES. Please see page 36.

          The following procedures apply ONLY TO NON-IRA ACCOUNTS. To sell shares in an IRA, you must send us both a letter of instruction as described below and an IRA distribution form. You may request the form by calling 800.344.1770 or by visiting our website at www.artisanfunds.com.

------MAIL---------------------------------------------------------------------

          INDIVIDUAL, JOINT OWNERS, SOLE PROPRIETORSHIPS, UGMA AND UTMA

          Mail a letter of instruction including: the Fund's name; your account number; each owner's name and address; the dollar amount or number of shares to be sold; and the signature of each owner as it appears on the account.

          TRUST

          All Trustees must sign the letter of instruction.

               FOR REGULAR MAIL DELIVERY:       FOR OVERNIGHT DELIVERY:


               Artisan Funds                    Artisan Funds
               c/o Boston Financial Data        c/o Boston Financial Data
               Services                         Services
               P.O. Box 8412                    66 Brooks Drive
               Boston, MA  02266-8412           Braintree, MA  02184
               800.344.1770

          ALL OTHERS
          Call 800.344.1770 for instructions.

--------TELEPHONE 800.344.1770-------------------------------------------------

Available to all account types except IRAs

With the telephone redemption option, you can sell from $500 to $25,000 worth of shares per day by telephone. You automatically have this option unless you declined it on your account application. If you did decline and would like to add it, call 800.344.1770 or visit our website at www.artisanfunds.com for a shareholder options form.

                                       28
                                  ------------
                                  TWENTY-EIGHT

-----------------------------------------------------------------WIRE----------

Available to all account types except IRAs

We will transmit payment by wire to a pre-authorized bank account. Usually, the funds will arrive at your bank the next business day after Artisan Funds receives your redemption request. This option is available to you if you enclosed a voided check with your account application or have subsequently completed a shareholder options form to have this featured added to your Artisan Funds account. The fee for this service is currently $5.00 per wire transaction.

SYSTEMATIC WITHDRAWALS

Available to all account types except IRAs

This service lets you withdraw a set amount from your account at regular intervals. To be eligible for systematic withdrawal, you must have at least $5,000 in your Artisan Fund Account. You must withdraw at least $50 per transaction. If you'd like to add this option, please call us at 800.344.1770 or visit our website at www.artisanfunds.com for a shareholder options form.

                      800.344.1770 - WWW.ARTISANFUNDS.COM

                                       29
                                  -----------
                                  TWENTY-NINE

                           WHAT TYPE OF ACCOUNT WOULD
                                   YOU LIKE?

--------RETIREMENT ACCOUNTS REQUIRE A SPECIAL APPLICATION-----------------------

Please call us at 800.344.1770 or visit www.artisanfunds.com to request one.

--------INDIVIDUAL OR JOINT OWNERSHIP

These are intended for your general investment needs. Individual accounts are owned by one person. Joint accounts can have two or more owners.

--------GIFT OR TRANSFER TO A MINOR (UGMA, UTMA)

These custodial accounts let you give money to a minor for any purpose. This gift is irrevocable, and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor's social security number.

--------TRUST FOR ESTABLISHED EMPLOYEE BENEFIT OR PROFIT-SHARING PLAN

The trust or plan must be established before you can open an account. Please include the date of the trust or plan on the application.

--------BUSINESS OR ORGANIZATION----------------------------------------------

This account is for a corporation, association, partnership or similar institution. Along with your application, please enclose a certified corporate resolution that indicates which officers are authorized to act on behalf of the entity.


--------RETIREMENT------------------------------------------------------------

A retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible.

  - INDIVIDUAL RETIREMENT ACCOUNT (IRA). You may invest up to $2,000 per tax year in an IRA if you are of legal age, under 70 1/2 and have "earned" (non-investment) income. If your spouse has less than $2,000 in earned income, he or she may still contribute up to $2,000 in an IRA, so long as your combined earned income is at least $4,000 and you file a joint return.

                                       30
                                     -----
                                     THIRTY

- ROTH IRA. Compared to the traditional IRA, the Roth IRA has different eligibility requirements and tax treatment. If you're a single taxpayer with adjusted gross income up to $95,000, you may contribute up to $2,000 per year - or up to $4,000 per year if you're married with adjusted gross income up to $150,000 per year and you file a joint return. You also must have earned income equal to your contributions, as with a traditional IRA, but you can contribute to a Roth IRA even if you are over 70 1/2. Your contributions to a Roth IRA are not tax-deductible. But your withdrawals are not taxable if you've held your IRA for at least five years and are at least 59 1/2, disabled, or use the proceeds (up to $10,000) to purchase a first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a traditional IRA, and vice-versa.

- ROLLOVER IRA. This plan offers you special tax advantages for certain distributions from employer-sponsored retirement plans.

- SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA). If you have a small business or self-employment income, this plan lets you make annual tax-deductible contributions of up to 15% of the first $160,000 of compensation for you and any eligible employees.

- OTHER RETIREMENT PLANS. You may also use an Artisan Fund for Keogh, profit sharing and money purchase plans, 403(b) plans and 401(k) plans. The plan trustee must establish the appropriate account; Artisan Funds does not offer prototype plans.

The above is just a summary of the types of retirement accounts available. When we send your retirement-account application, we will include an IRA Disclosure Statement. It contains more detailed information about the requirements for specific retirement accounts, including a summary of the custodian fees which you may incur for account set-up and maintenance.

FOR MORE INFORMATION ABOUT THE TAX ADVANTAGES AND CONSEQUENCES OF THESE VARIOUS IRAS AND RETIREMENT PLAN ACCOUNTS, PLEASE CONSULT YOUR TAX ADVISOR.

                      800.344.1770 - WWW.ARTISANFUNDS.COM


                                       31
                                   ----------
                                   THIRTY-ONE


SHAREHOLDER & ACCOUNT PROCEDURES
STATEMENTS AND REPORTS

As an Artisan Fund investor, you will receive:

- Confirmation statements - after every transaction in your account or change in your account registration.

- Quarterly account statements.


- Annual and semi-annual reports with financial statements.

- Year-end tax statements.

We suggest you keep each quarterly and year-end account statement with your other important financial papers. You may need them for tax purposes.

If you need copies of statements, call 800.344.1770 or visit our website at www.artisanfunds.com. Copies of this year's or last year's statements are free of charge; for earlier years, there is a $10 processing fee.

We reduce the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call us at 800.344.1770 to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request.


WEBSITE (WWW.ARTISANFUNDS.COM)

Our website at www.artisanfunds.com is a good source of information on the Artisan Funds. You can obtain a prospectus, an application or other important forms, as well as periodic reports and updates on the Funds.

SHARE PRICE

Each Artisan Fund is open for business every day the New York Stock Exchange ("NYSE") is open. Shares will not be priced on days when the NYSE is closed. Each Artisan Fund buys and sells its shares each day, at the net asset value per share.

A Fund's NET ASSET VALUE PER SHARE is the value of a single share. It is computed by totaling the Fund's investments, cash, and other assets,

                                       32
                                   ----------
                                   THIRTY-TWO

subtracting its liabilities, then dividing the result by the number of shares outstanding. The net asset value is computed daily at the NYSE closing time - usually 3:00 p.m. Central Time, but sometimes earlier.

Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. If quotations are not readily available, they are valued by a method that the board of directors believes reflects a fair value.


Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. With respect to foreign securities traded primarily on foreign exchanges, a Fund's share price may change on days when the Fund is not open for purchase or sale.


PURCHASES

- Your purchases must be in U.S. dollars, and your checks must be drawn on U.S. banks.


- The Funds do not accept cash, credit cards, third-party or starter checks.

- If your check or telephone purchase order does not clear, your purchase will be cancelled. You also will be liable for any resulting losses or fees a Fund or its transfer agent incurs.


- The price you pay for shares is the net asset value per share next calculated after your investment is received. An order is considered received when the Fund or its authorized agent receives and accepts an application or appropriate instruction along with the intended investment if applicable.

- A Fund may reject any purchase order it deems inappropriate - for example, one that appears so large that it would disrupt management of the Fund, or an order from someone ineligible to invest.

- A holiday, weekend or other interruption can affect the normal processing of an investment. Thus, in the Automatic Investment Plan (7), your monthly investment may be transferred from your bank to your Fund account either earlier or later than the date you selected. Artisan Funds will not be responsible for non-sufficient funds fees. If your 7 does not clear, your purchase will be cancelled. You will also be liable for any resulting losses or fees a Fund or its transfer agent incurs.

- A Fund may immediately terminate your ability to make automatic investments and telephone purchases if an item is not paid by your financial institution.

                      800.344.1770 - WWW.ARTISANFUNDS.COM

                                       33
                                  ------------
                                  THIRTY-THREE


SHAREHOLDER & ACCOUNT PROCEDURES (CONTINUED)

MINIMUM BALANCES

It is very expensive for a Fund to maintain small accounts, and that cost is borne by all the Fund's investors. For this reason, each Fund reserves the right to close your account if its value falls below $500. However, before closing a small account, the Fund would notify you and give you at least 30 days to bring your account's value up to the minimum.

If you discontinue an Automatic Investment Plan before your account reaches $1,000, that account may also be closed.

If you participate in systematic withdrawal and your account has insufficient funds to meet a withdrawal, the amount remaining will be completely redeemed.

AUTHORIZED AGENTS

The Fund may authorize certain financial services companies, broker-dealers or other authorized agents to accept share purchase and redemption orders on the Fund's behalf. If you buy shares through an authorized agent, you will pay the Fund's net asset value per share plus any transaction charge imposed by the agent.

It is possible that an authorized agent may not charge you a direct transaction fee. It may, however, charge a fee for accounting and shareholder services that it provides to the Fund on your behalf. This fee may be a percentage - currently up to 0.35% - of the annual average value of accounts for which the authorized agent provides services. The Fund's portion of this fee does not exceed what it would normally pay if your shares were registered directly with its own transfer agent. Artisan Partners pays the balance of the fee.

                                       34
                                  -----------
                                  THIRTY-FOUR
REDEMPTIONS

- Normally, redemption proceeds will be mailed to you within seven days after receipt and acceptance of your redemption request.

- If you have recently made a purchase, the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received payment. This confirmation process can take up to fifteen days.

- If you make a telephone redemption, the Fund will send payment in one of three ways: (i) by mail; (ii) by Electronic Funds Transfer (EFT) to a pre-authorized bank account; or (iii) to your bank account by wire transfer, the cost of which (currently $5.00) will be deducted from the payment. Your bank also may impose a fee for the incoming wire or incoming EFT. Payment by EFT will usually arrive at your bank two banking days after your call. Payment by wire is usually credited to your bank account on the next business day after your call.

- Redemptions may be suspended or payment dates postponed on days when, other than weekends or holidays, the NYSE is closed, its trading is restricted or as permitted by the Securities and Exchange Commission (SEC).

- If you place a redemption order through an authorized agent, your redemption proceeds will reflect the net asset value per share next computed after the agent's receipt of your order, less any redemption fees imposed by the agent.

If a Fund sends you a check - for a redemption, systematic withdrawal payment or cash distribution - that is returned "undeliverable" or remains uncashed for six months, the Fund will cancel the check and reinvest the proceeds in your Fund at the net asset value per share on the date of cancellation. And, if applicable, the Fund will (a) cancel your systematic withdrawal payments, honoring withdrawals only by request and (b) automatically reinvest your future dividends and capital gains, even if you had elected cash payment.

Each Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities.

                      800.344.1770 - WWW.ARTISANFUNDS.COM

                                       35
                                  -----------
                                  THIRTY-FIVE


SHAREHOLDER & ACCOUNT PROCEDURES (CONTINUED)

SIGNATURE GUARANTEES

To protect you and your Fund from fraud, the following redemption requests and account changes must be submitted in writing and include a signature guarantee:

- If you wish to redeem more than $25,000 worth of shares.

- If you add/change your name or add/remove an owner on your account.

- If you add/change the beneficiary on your account.

- If you ask that a check be mailed to an address other than the one on your account.

- If you ask that a check be made payable to someone other than the account owner.

- If you wish to add the telephone redemption option to your existing account.

- If you wish to transfer the ownership of your account.
- If you have changed the address on your account by phone within the last 60 days.

You should be able to obtain a signature guarantee from a bank, broker-dealer, securities exchange or association, clearing agency, savings association or credit union if authorized under state law. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

EACH OWNER'S SIGNATURE MUST BE GUARANTEED SEPARATELY. FOR EXAMPLE, A JOINT ACCOUNT WITH TWO OWNERS WOULD REQUIRE TWO SIGNATURE GUARANTEES.

                                       36
                                   ----------
                                   THIRTY-SIX
ACCOUNT REGISTRATION

If you wish to change the address on your account, call us at 800.344.1770. Your Fund will send a written confirmation of the change to both your old and new addresses.

We prefer that a change of address request be submitted in writing with a signature guarantee. If you make your request by phone, we will not honor a telephone redemption for the following 60 days. During that period, we will require written redemption requests with signature guarantees.

TELEPHONE TRANSACTIONS

You may perform many transactions - including exchanges, purchases and redemptions - by telephone.

You may place telephone trades only during the hours that the NYSE is open for business (generally weekdays between 7:00 a.m. and 3:00 p.m. Central Time).


To prevent unauthorized transactions in your account, your Fund will take precautions designed to verify the identity of every caller. It may record a call, request more information and send written confirmation of telephone transactions. The Fund will not be responsible for any loss resulting from an unauthorized transaction initiated by telephone if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller. You should verify the accuracy of each telephone transaction as soon as you receive your confirmation statement.

                      800.344.1770 - WWW.ARTISANFUNDS.COM

                                       37
                                  ------------
                                  THIRTY-SEVEN

SHAREHOLDER & ACCOUNT PROCEDURES (CONTINUED)

TELEPHONE EXCHANGE PLAN

This plan permits you to transfer investments among the Artisan Funds. Each exchange between accounts must be at least $1,000. The price of shares exchanged is determined at the end of that day's trading session.

Please note: An exchange is a sale and may have tax consequences for you.

TELEPHONE EXCHANGE PLAN RESTRICTIONS:

- If you wish to exchange between Funds, be sure both accounts are registered in the same name, with the same address and taxpayer identification number.

- You may open a Fund account by telephone exchange from another Artisan Fund account only if you previously chose the telephone transaction option for the Fund from which you want to make the exchange.

- If your account is subject to backup withholding, you may not use the telephone exchange plan.

- Excessive trading can hurt both performance and shareholders. Thus, if you make excessive use of the telephone exchange plan, Artisan Funds may terminate your access to the plan or limit the number of transfers you can make in a calendar year.

- Artisan Funds reserves the right to terminate or modify the telephone exchange plan at any time. If Artisan Funds finds it necessary to do either, it will try to notify you in advance.

                                       38
                                  ------------
                                  THIRTY-EIGHT

DIVIDENDS, CAPITAL GAINS & TAXES

As a shareholder in an Artisan Fund, you are entitled to your share of its net income and any gains realized on its investments. Each Fund intends to distribute substantially all of its net income and net realized capital gains to investors at least annually.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If you later want to change, you may either submit a written request or call us at 800.344.1770.

Each Fund offers three options:

REINVESTMENT OPTION. Your dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your distributions.

INCOME-ONLY OPTION. We will automatically reinvest your capital gain distributions, but send you a check for dividends.

CASH OPTION. We will send you a check for all distributions.

In IRA accounts, all distributions are automatically reinvested. Otherwise, they could be subject to income tax and penalties. After you are 59 1/2, you may request payment of distributions in cash, although these too might be subject to income tax.

When you reinvest, the reinvestment price is the Fund's net asset value per share at the close of business on the reinvestment date. The mailing of distribution checks will usually begin on the payment date.

TAXES

As you should with any investment, consider how the return on your investment in a Fund will be taxed. If your investment is a tax-deferred account - an IRA, for example - the following tax discussion does not apply.


TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions also may be taxed by the country in which you reside.

                      800.344.1770 - WWW.ARTISANFUNDS.COM

                                       39
                                  -----------
                                  THIRTY-NINE


DIVIDENDS, CAPITAL GAINS & TAXES
(CONTINUED)

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January are taxable as if you received them on December 31.


For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. The character of a capital gain depends on the length of time that the Fund held the asset it sold.


Given their objectives and strategies, each of the Artisan Funds will chiefly produce capital gains distributions, as opposed to current income. Every January, each of your Funds will send you and the IRS a statement - called Form 1099 - showing the amount of every taxable distribution you received in the previous calendar year.

TAXES ON TRANSACTIONS. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them. You may be subject to tax.

Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January that reports, among other things, your average cost basis of the shares you sold. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in verifying the amount of your capital gains or losses.

To invest, you must be a U.S. resident with a Social Security or taxpayer identification number. When you sign your account application, you must certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

                                       40
                                     -----
                                     FORTY


For more detail on the Artisan Funds, you may request the Statement of Additional Information, which is incorporated herein by reference.

You can find more information about a Fund's investments in its annual and semi-annual reports to shareholders. Those documents discuss the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal period.

For a free copy of any of these documents, call 800.344.1770. Also call this number if you have a question or would like to receive other information about an Artisan Fund. You may also obtain copies of the reports to shareholders and other information about the Artisan Funds on Artisan Funds' website at www.artisanfunds.com.

Information about the Funds, including the Statement of Additional Information, is also available to you through the Securities and Exchange Commission. You can review and copy Fund documents at the Commission's Public Reference Room, 450 5th St., N.W., Washington, D.C. 20549-0102. The telephone number there is 202.942.8090.

You may also request Fund documents by accessing the Commission's website at: http://www.sec.gov.

And you may obtain copies for a fee by writing to: Securities and Exchange Commission, Public Reference Section, 450 5th St., N.W., Washington, D.C. 20549-0102, or by email request at publicinfo@sec.gov.


811-8932

                              (LOGO) ARTISAN FUNDS
                      INVESTMENT MANAGEMENT PRACTICED WITH
                     INTELLIGENCE AND DISCIPLINE IS AN ART(R)
                      800.344.1770 - WWW.ARTISANFUNDS.COM

                                ----------------
                                   PRSRT STD
                                  U.S. POSTAGE
                                      PAID
                                 Milwaukee, WI
                                PERMIT NO. 2855
                                ----------------

(LOGO)

-------------------------
ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

800.344.1770
WWW.ARTISANFUNDS.COM
-------------------------
10/31/00 - A0189

                                 (ARTISAN LOGO)

                                   PROSPECTUS

                              ARTISAN MID CAP FUND
                             (Institutional Shares)


                            October 31, 2000


This prospectus offers Artisan Mid Cap Fund Institutional Shares to institutional investors including, but not limited to, employee benefit plans, endowments, foundations, trusts and corporations able to meet the Fund's minimum investment requirement of $5 million.

An investment in the Fund is 100% no-load, which means you pay no sales charges. You also pay no 12b-1 fees. However, you bear your share of annual fund operating expenses (including the investment management fee) which are deducted from Fund assets.

                      ARTISAN FUNDS, INC.
                      Suite 1770
                      1000 North Water Street
                      Milwaukee, WI  53202-3197

Be sure to read this prospectus before you invest and please keep it on file for future reference. This prospectus presents essential facts about the Fund, including investment strategies, management fees and services available to you as an investor.

If you have a question about any part of this prospectus, please call the number below. An Artisan Funds representative will be happy to help you.

                                ---------------
                                 1-800-399-1770
                                ---------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS


     Important Legal Information.......................Cover

     Goal, Strategy & Philosophy...........................2


     Principal Risks You Should Consider...................3


     Total Return - Calendar Year..........................4

     Average Annual Total Returns..........................5

     Fees & Expenses of the Fund...........................5

     Who is Eligible to Invest?............................6

     The Fund's Financial Highlights.......................7

     Organization, Management & Management Fee.............8

     Investing with the Fund...............................8

          Minimum Investments..............................8

     How to Buy Shares.....................................9

     How to Sell Shares...................................10

     Shareholder & Account Policies.......................12

          Statements & Reports............................12

          Share Price.....................................12

     Dividends, Capital Gains & Taxes.....................13

          Distribution Options............................13

          Taxes...........................................13

                                       1

GOAL, STRATEGY & PHILOSOPHY

-------------------------------------------------------------------------------
GOAL
Artisan Mid Cap Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

-------------------------------------------------------------------------------
STRATEGY & PHILOSOPHY

The Fund invests at least 65% of its total assets in the common stocks of medium-sized U.S. companies.


A medium-sized company is one whose total stock market value falls within the range of companies in the S&P 400 MidCap Index. As of September 29, 2000, this Index included companies with capitalizations between approximately $120 million and $ 17.7 billion. Over time, the capitalization range of companies in the Index will change. As it does, the size of the companies in which the Fund invests may change.


 - The Fund prefers to invest in companies with "franchise" characteristics. These could be a proprietary technology, dominant market share or some other form of sustainable competitive advantage.

 - The Fund also favors companies with predictable streams of cash flow through real growth in demand for their products or services. Such companies are well-positioned to take advantage of opportunities in their markets.

 - If Artisan Partners, the adviser to the Fund, is impressed with a company's competitive position and prospects for growth, it then defines and researches key investment issues. It also estimates the company's intrinsic value, and generally will buy the stock only if it sells below that estimate.

 - Under ordinary circumstances, the Fund is fully invested in common stocks. At times, however, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

- The Fund tries to lower the risks of investing in medium-sized companies through broad diversification by industry and company, as well as continuous monitoring of each holding.

- The Fund may engage in active and frequent trading to achieve its principal investment strategies. A higher rate of portfolio turnover results in increased transaction expenses, the realization of capital gains or losses and may reduce performance.

                                       2

- Artisan Partners may decide to sell a stock when a company's valuation approaches its growth rate, changing circumstances affect the original reasons for a company's purchase, a company exhibits deteriorating fundamentals or more attractive alternatives exist.

PRINCIPAL RISKS YOU SHOULD CONSIDER

The Fund invests primarily in common stocks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. When you sell your shares, they may be worth more or less than you paid for them. You can lose money by investing in the Fund.

The Fund does not pursue income and is not a balanced investment plan. In addition, there can be no assurance that it will achieve its investment goal. The investment manager's ability to choose suitable investments for the Fund has a significant impact on the Fund's ability to achieve its investment objective.

The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the portfolio management team's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. For example, technology, science and communications are rapidly changing fields, and stocks of these companies may be subject to more abrupt or erratic market movements than the stock market in general. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund.

Below are the principal investment risks of the Fund.

 - Stocks of medium-sized companies tend to be more volatile than those of large companies.

 - Compared to large companies, medium-sized companies typically have analyst coverage by fewer Wall Street firms. For this reason, they are more likely to be trading at prices that reflect incomplete or inaccurate information.

 - During some periods, stocks of mid-sized companies, as a class, have underperformed the stocks of small and large companies.

                                       3

INVESTMENT RETURNS


The risks of investing in the Fund are illustrated in the following bar chart that shows the returns achieved year by year and the table that compares the Fund's average annual total returns for various periods, compared to a market index. How the Fund has performed in the past does not necessarily indicate how it will perform in the future.


TOTAL RETURN - CALENDAR YEAR<F1>
ARTISAN MID CAP FUND - INVESTOR SHARES

[BAR CHART APPEARS HERE:

1998      33.37%
1999      57.89% ]

<F1> Because Institutional Shares have not been offered for a full calendar year, the information provided in the bar chart and table represents the performance of Investor Shares, the Fund's other class of shares, which are offered to individual investors by a separate prospectus. Institutional Shares and Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the classes do not have the same expenses, the expense ratio and the Total Return and Average Annual Total Return of Institutional Shares will differ from the Investor Shares.


The Fund's total return for the period January 1, 2000 through September
30, 2000 was 41.26%, consisting of the total return on its Investor Shares from January 1, 2000 through June 30, 2000 and on its Institutional Shares from
July 1, 2000 (the Institutional Shares' Inception) through September 30, 2000. The Fund's return on its Investor Shares from January 1, 2000 through September 30, 2000 was 41.22%

For the periods shown in the bar chart, the highest and lowest quarterly returns for the Investor Shares were 37.66% and (10.54)% for the quarters ended December 31, 1999 and September 30, 1998, respectively.

                                       4

AVERAGE ANNUAL TOTAL RETURNS

------------------------------------------------------------------------------
                                 FOR THE YEAR ENDED       FROM INCEPTION
                                      12/31/99          THROUGH 12/31/99
------------------------------------------------------------------------------
ARTISAN MID CAP FUND                   57.89%                48.39%
(INVESTOR SHARES)
------------------------------------------------------------------------------
S&P 400 MidCap Index<F1>               14.72%                20.38%
------------------------------------------------------------------------------
Investor Shares inception date is 6/27/97. All returns reflect reinvested dividends.

<F1> The S&P 400 MidCap Index is an unmanaged, market-weighted index of 400 mid-
 cap companies.

In times of market volatility, the Fund's return may vary greatly over short periods of time. In 1999, the Fund's performance was achieved during a period of unusually favorable market conditions. Investors should maintain realistic expectations for future performance. Such performance may not be sustainable.

FEES & EXPENSES OF THE FUND

Below are the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

-------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases       None

Exchange fee...................................        None

Redemption fee.................................        None

                                       5

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-----------------------------------------------------
EXPENSE                             MID CAP FUND
                                   (INSTITUTIONAL
                                       SHARES)
-----------------------------------------------------
MANAGEMENT FEES                         1.00%
-----------------------------------------------------
DISTRIBUTION (12B-1) FEES               None
-----------------------------------------------------
OTHER EXPENSES                        0.20<F1>
-----------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                              1.20<F1>
-----------------------------------------------------
<F1>  In the absence of an operating history, the amount shown for "other expenses" is the estimated amount that the Fund will incur.

EXAMPLE. This example is intended to help you compare the cost of investing in Institutional Shares of the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you earn a 5% return each year, and that operating expenses remain constant.

-----------------------------------------------------
TIME PERIOD                         MID CAP FUND
                                   (INSTITUTIONAL
                                       SHARES)
-----------------------------------------------------
1 YEAR                                  $122
-----------------------------------------------------
3 YEARS                                 $381
-----------------------------------------------------
5 YEARS                                 $660
-----------------------------------------------------
10 YEARS                               $1,455
-----------------------------------------------------
This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

WHO IS ELIGIBLE TO INVEST?

Institutional Shares are designed for institutional investors who are able to meet the high minimum investment requirements, who want maximum long-term capital growth rather than income, and who have the long-term investment outlook needed for investing in the stocks of mid cap companies.

                                       6

TO REDUCE COSTS, INSTITUTIONAL SHARES ARE NOT AVAILABLE FOR SALE IN ALL STATES. TO FIND OUT IF INSTITUTIONAL SHARES ARE AVAILABLE OR CAN BE MADE AVAILABLE IN YOUR STATE, OR TO OBTAIN AN APPLICATION, CALL 1-800-399-1770. SEE "HOW TO BUY SHARES."

THE FUND'S FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the financial performance of the Fund since it began operations as it relates to Investor Shares (not Institutional Shares). Certain information reflects financial results for a single Investor Share. Because Institutional Shares have not previously been issued, similar information does not exist for them. Total return represents the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report and the Statement of Additional Information, which are available on request.

For a share outstanding throughout      Year     Year       Year     Period
the period                              Ended    Ended     Ended      Ended
                                      6/30/00   6/30/99   6/30/98  6/30/97<F1>
                                     ---------  -------   -------  ---------



Net asset value, beginning of
   period...........................    $16.67  $13.69      $10.00    $10.00
Income from investment operations:
     Net investment loss............(0.18)<F5> (0.16)<F5>    (0.08)       --
     Net realized and unrealized
        gain on investments.........     11.91    4.41        4.56        --
                                        ------  ------      ------     -----
     TOTAL INCOME FROM INVESTMENT
        OPERATIONS..................     11.73    4.25        4.48        --
                                        ------  ------      ------     -----
Distributions paid to shareholders:
     Net realized gains.............     (0.83)  (1.27)      (0.79)       --
                                        ------  ------      ------    ------
NET ASSET VALUE, END OF PERIOD......    $27.57  $16.67      $13.69    $10.00
                                        ======  ======      ======    ======

Total return........................     72.9%   35.8%       46.1%      0.0%<F2>
Ratios/supplemental data:
     Net assets, end of period
        (millions)..................    $225.0   $43.3       $12.8      $1.8
     Ratio of expenses to average net
        assets......................     1.40%   2.00%<F4>   2.00%<F4> 0.00%<F3>
     Ratio of net investment income
        to average net assets.......   (0.79)% (1.13)%<F4> (0.77)%<F4> 0.00%<F3>
     Portfolio turnover rate           245.69% 202.84%     235.65%     0.00%<F2>

---------------


<F1> For the period from commencement of operations (June 27, 1997) through June
     30, 1997.
<F2> Not annualized.
<F3> Annualized.
<F4> The ratios of expenses to average net assets and net investment loss to average net assets exclude fees paid by Artisan Partners. Absent fees paid by Artisan Partners, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25)% for the year ended June 30, 1999 and 3.64% and (2.41)% for the year ended June 30, 1998, respectively.
<F5> Computed based on average shares outstanding.

                                       7

ORGANIZATION, MANAGEMENT & MANAGEMENT FEE

ORGANIZATION. The Fund is a series of Artisan Funds, Inc. The Fund offers two classes of shares - Investor Shares and Institutional Shares. This prospectus describes Institutional Shares. Investor Shares are offered to individual investors through a separate prospectus.


MANAGEMENT. The Fund is managed by Artisan Partners Limited Partnership (Artisan Partners), which selects the Fund's investments and handles its business affairs under the direction of the board of directors. Artisan Partners was organized in 1994 and, as of September 30, 2000, managed approximately $10.6 billion for Artisan Funds and institutional clients. Artisan Partners is a limited partnership managed by its general partner, Artisan Investment Corporation. The address is: Artisan Partners, 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202-3197.

ANDREW C. STEPHENS, Portfolio Manager, has been a Managing Director of Artisan Partners and a Vice President of Artisan Funds since he joined Artisan Partners in 1997. From 1993 to 1997, Mr. Stephens was Portfolio Co-Manager of the Strong Asset Allocation Fund. From 1994 to 1996, he served as a Senior Research Analyst for the Strong Common Stock Fund and Strong Opportunity Fund.


Mr. Stephens holds a BS degree in Economics from the University of Wisconsin - Madison.

MANAGEMENT FEE. The Fund pays a management fee to Artisan Partners for serving as its investment adviser and providing administrative services. The fee is determined as a percentage of average daily net assets. The Fund also pays expenses related to its daily operations. Expenses paid out of the Fund's
assets are reflected in its share price or dividends.   For services furnished
by Artisan Partners, the Fund has agreed to pay an annual fee of 1.00% of the Fund's average daily net assets.

INVESTING WITH THE FUND

THE FUND IS 100% NO-LOAD, which means you pay no sales charges. You also pay no 12b-1 fees. However, you bear your share of annual fund operating expenses (including the investment management fee) which are deducted from Fund assets.

-------------------------------------------------------------------------------
MINIMUM INVESTMENTS

To open an account........$5,000,000

To add to an account........$100,000

Minimum balance required..$5,000,000

                                       8

Each account must separately meet the minimum investment requirements applicable to Institutional Shares. The Fund reserves the right to close your account if the value is less than $5 million, unless the reduction in value is due solely to market depreciation. Before closing an account below this level, the Fund will notify you and allow you at least 30 days to bring the value of the account up to the minimum.


HOW TO BUY SHARES

APPLICATIONS FOR INSTITUTIONAL SHARES ARE ONLY MADE AVAILABLE THROUGH ARTISAN DISTRIBUTORS LLC BY CALLING 1-800-399-1770. Institutional Shares may be purchased by check or wire. There are no sales commissions or underwriting discounts.

-------------------------------------------------------------------------------
BY WIRE
You may purchase shares by instructing your bank to wire money to Artisan Funds' custodian bank. Your bank may charge you a fee for sending the wire. IF YOU ARE OPENING A NEW ACCOUNT BY WIRE TRANSFER, YOU MUST FIRST TELEPHONE ARTISAN DISTRIBUTORS LLC AT 1-800-399-1770 TO REQUEST AN ACCOUNT NUMBER AND FURNISH YOUR TAX IDENTIFICATION NUMBER. Artisan Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

Wire transfer instructions are:

State Street Bank and Trust Company
Attn: Mutual Funds
Boston, MA  02110

Routing #011000028
Credit to Artisan Mid Cap Institutional Shares 1333
Deposit DDA 99050882

-------------------------------------------------------------------------------
BY CHECK
To make an initial purchase of shares by check, complete and sign the "Account Application" and send it to the Fund's transfer agent at one of the following addresses with a check for the total purchase amount payable to "Artisan Funds":

      REGULAR MAIL                      OVERNIGHT DELIVERY
      ------------                      ------------------
      Artisan Funds                     Artisan Funds
      c/o Boston Financial Data         c/o Boston Financial Data Services
      Services                          66 Brooks Drive
      P.O. Box 8412                     Braintree, MA  02184
      Boston, MA 02266-8412

All investment checks must be delivered to one of the above addresses. Neither Artisan Funds nor Artisan Distributors LLC is authorized to accept shareholder investment checks at their corporate offices.

                                       9

-------------------------------------------------------------------------------
PURCHASES IN KIND
You may, subject to the approval of Artisan Funds, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment strategy, goal and philosophy) that have value that is readily ascertainable in accordance with the Fund's valuation policies. Call Artisan Funds at 1-800-399-1770 if you would like to purchase Fund shares with other securities.

-------------------------------------------------------------------------------
SUBSEQUENT INVESTMENTS
You may make subsequent investments by   wire transfer using the instructions
given above, or by submitting a check, along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. ARTISAN FUNDS WILL NOT ACCEPT CASH, DRAFTS, THIRD PARTY CHECKS, OR CHECKS DRAWN ON BANKS OUTSIDE OF THE UNITED STATES. If your order to purchase Institutional Shares is canceled because your check does not clear, you will be responsible for any resulting loss incurred by the Fund.

-------------------------------------------------------------------------------
PURCHASE PRICE & EFFECTIVE DATE
Each purchase of Institutional Shares is made at the net asset value applicable to Institutional Shares (see "Share Price") next determined after receipt by the Fund's transfer agent of the check or wire transfer of funds in payment of the purchase.

-------------------------------------------------------------------------------
GENERAL
Artisan Funds cannot accept a purchase order specifying a particular purchase date or price per share. Each purchase order must be accepted by an authorized officer of Artisan Funds or its transfer agent and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. Artisan Funds reserves the right not to accept any purchase order that it determines not to be in the best interest of the Fund or the Fund's shareholders.

HOW TO SELL SHARES

You may redeem all or any part of your Institutional Shares upon your written request delivered to Artisan Funds' transfer agent at one of the following addresses:

      REGULAR MAIL                      OVERNIGHT DELIVERY
      ------------                      ------------------
      Artisan Funds                     Artisan Funds
      c/o Boston Financial Data         c/o Boston Financial Data Services
      Services                          66 Brooks Drive
      P.O. Box 8412                     Braintree, MA  02184
      Boston, MA 02266-8412

                                       10

Your redemption request must:

 - identify the Fund and give your account number;

 - specify the number of shares or dollar amount to be redeemed;

 - be accompanied by a corporate resolution or other authorization in the case of a redemption by a corporation, trust, partnership or other entity, as described below; and

 - be signed by the shareholder in ink or by a duly authorized agent of the shareholder.

-------------------------------------------------------------------------------
EVIDENCE OF AUTHORITY
Redemption requests by a corporation, trust, partnership or other entity must be accompanied by evidence of authority of the person or persons signing the redemption request to so act.

In the case of a corporation, the request must be signed in the name of the corporation by an officer whose title must be stated, and must be accompanied by a by-law provision or resolution of the board of directors, certified within 60 days, authorizing the officer to so act. A redemption request from a partnership or a trust must be signed in the name of the partnership or trust by a general partner or a trustee and include a signature guarantee. If the trustee is not named in the account registration, a redemption request by a trust must also include evidence of the trustee's appointment, such as a certified copy of the relevant portions of the trust instrument. Under certain circumstances, before the shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

-------------------------------------------------------------------------------
GENERAL REDEMPTION POLICIES
You may not cancel or revoke your redemption order once your instructions have been received and accepted. Artisan Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. PLEASE CALL 1-800-399-1770 IF YOU HAVE ANY QUESTIONS ABOUT REQUIREMENTS FOR A REDEMPTION BEFORE SUBMITTING YOUR REQUEST. Artisan Funds reserves the right to require a properly completed application before making payment for shares redeemed.

The Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received by the Fund's transfer agent. See "Share Price." Because the redemption price you receive depends upon the net asset value per share of Institutional Shares at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

                                       11

Artisan Funds will generally wire transfer the proceeds of your redemption to the bank account designated in your purchase application. If you attempt to redeem shares within 15 days after they have been purchased by check, Artisan Funds may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, Artisan Funds recommends that your purchase be made by federal funds wire through your bank.

Shares in any account you maintain with Artisan Funds may be redeemed to the extent necessary to reimburse Artisan Funds for any loss it sustains that is caused by you (such as losses from uncollected checks or any Fund liability under the Internal Revenue Code provisions on backup withholding relating to your account).

SHAREHOLDER & ACCOUNT POLICIES

-------------------------------------------------------------------------------
STATEMENTS & REPORTS
As a Fund investor, you will receive:

 - confirmation statements - after every transaction in your account or change in your account registration;

 - quarterly account statements;

 - annual and semi-annual reports with financial statements;

 - year-end tax statements.

We suggest you keep each quarterly and year-end account statement with your other important financial papers. You may need them for tax purposes.

If you need copies of statements, call   1-800-399-1770. Copies of this year's
or last year's statements are free of charge; for earlier years, there is a $10 processing fee.

------------------------------------------------------------------------------
SHARE PRICE
The Fund is open for business every day the New York Stock Exchange ("NYSE") is open. Institutional Shares will not be priced on days when the NYSE is closed. The Fund buys and sells Institutional Shares each day at the net asset value per Institutional Share.

The NET ASSET VALUE PER INSTITUTIONAL SHARE is the value of a single Institutional Share. It is computed by totaling the Institutional Shares' pro rata share of the value of the Fund's investments, cash and other assets, subtracting the Institutional Shares' pro rata share of the value of the Fund's liabilities and the liabilities specifically allocated to Institutional Shares, then dividing the result by the number of Institutional Shares outstanding. The net asset value is computed daily at the NYSE closing time - usually 3:00 p.m. central time, but sometimes earlier.

                                       12

Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. If quotations are not readily available, they are valued by a method that the board of directors believes reflects a fair value.

The Fund may hold foreign securities to a limited extent. Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. To the extent the Fund holds foreign securities traded primarily on foreign exchanges, the price of Institutional Shares may change on days when the Fund is not open for purchase or sale.

------------------------------------------------------------------------------
DIVIDENDS, CAPITAL GAINS & TAXES
AS A SHAREHOLDER IN THE FUND, YOU ARE ENTITLED TO YOUR SHARE OF ITS NET INCOME AND ANY GAINS REALIZED ON ITS INVESTMENTS. The Fund intends to distribute substantially all of its net income and net realized capital gains to investors at least annually.

------------------------------------------------------------------------------
DISTRIBUTION OPTIONS


When you open an account, specify on your Application how you want to receive your distributions. If you want to change your distribution option at a later date, you may either submit a written request or call us at 1-800-399-1770.


The Fund offers three options:

  - REINVESTMENT OPTION. Your dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your distributions.

  - INCOME-ONLY OPTION. We will automatically reinvest your capital gain distributions but send you a check for dividends.

  -  CASH OPTION. We will send you a check for all distributions.

When you reinvest, the reinvestment price is the net asset value per Institutional Share at the close of business on the reinvestment date. The mailing of distribution checks will usually begin on the payment date.

------------------------------------------------------------------------------
TAXES
As you should with any investment, consider how the return on your investment in the Fund will be taxed. If your investment is in a tax-deferred account - an employee benefit plan account, for example - the following tax discussion does not apply.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January are taxable as if you received them on December 31.

                                       13

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. The character of a capital gain depends on the length of time that the Fund held the asset it sold.

Given its objective and strategy, the Fund will chiefly produce capital gains distributions, as opposed to current income. Every January, the Fund will send you and the IRS a statement - called Form 1099 - showing the total amount of taxable distributions you received in the previous calendar year.

TAXES ON TRANSACTIONS. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them. You may be subject to tax.

Whenever you sell shares of the Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January that reports, among other things, your average cost basis of the shares you sold. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in verifying the amount of your capital gains or losses.

To invest, you must be a U.S. resident with a Social Security or taxpayer identification number. When you sign your account application, you must certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

                                       14

For more detail on the Fund, you may request the Statement of Additional Information, which is incorporated herein by reference.


You can find more information about the Fund's investments in its annual and semi-annual reports to shareholders. Those documents discuss the market conditions and investment strategies that significantly affected the Fund's performance in its most recent fiscal period.


For a free copy of any of these documents, call 1-800-399-1770. Also call this number if you have a question or would like to receive other information about the Fund.

Text-only versions of the Fund's documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102 or by e-mail request at publicinfo@sec.gov.

                                       15


811-8932





                         (ARTISAN LOGO) ARTISAN FUNDS

                      INVESTMENT MANAGEMENT PRACTICED WITH
                     INTELLIGENCE AND DISCIPLINE IS AN ART.

                                 (ARTISAN LOGO)

                                   PROSPECTUS

                           ARTISAN INTERNATIONAL FUND
                             (Institutional Shares)


                               October 31, 2000



This prospectus offers Artisan International Fund Institutional Shares to institutional investors including, but not limited to, employee benefit plans, endowments, foundations, trusts and corporations able to meet the Fund's minimum investment requirement of $5 million.


An investment in the Fund is 100% no-load, which means you pay no sales charges. You also pay no 12b-1 fees. However, you bear your share of annual fund operating expenses (including the investment management fee) which are deducted from Fund assets.

                    ARTISAN FUNDS, INC.
                    Suite 1770
                    1000 North Water Street
                    Milwaukee, WI  53202-3197


Be sure to read this prospectus before you invest and please keep it on file for future reference. This prospectus presents essential facts about the Fund, including investment strategies, management fees and services available to you as an investor.


If you have a question about any part of this prospectus, please call the number below. An Artisan Funds representative will be happy to help you.

                                 --------------
                                 1-800-399-1770
                                ---------------

---------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS


     Important Legal Information.......................Cover

     Goal, Strategy & Philosophy...........................2


     Principal Risks You Should Consider...................3

     Total Return for Calendar Year........................4

     Average Annual Total Returns..........................5

     Fees & Expenses of the Fund...........................5

     Who is Eligible to Invest?............................6

     The Fund's Financial Highlights.......................7

     Organization, Management & Management Fee.............8

     Investing with the Fund...............................9

          Minimum Investments..............................9

     How to Buy Shares.....................................9

     How to Sell Shares...................................11

     Shareholder & Account Policies.......................13

          Statements & Reports............................13

          Share Price.....................................13

     Dividends, Capital Gains & Taxes.....................14

          Distribution Options............................14

          Taxes...........................................14

                                       1

GOAL, STRATEGY & PHILOSOPHY

--------------------------------------------------------------------------------
GOAL
Artisan International Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

--------------------------------------------------------------------------------
STRATEGY & PHILOSOPHY
Under normal circumstances, the Fund invests at least 65% of its total assets in stocks of foreign companies.

Through its own research process, the Fund invests in a broadly diversified portfolio of international growth stocks, concentrating on industries or investment themes that present accelerating growth prospects and companies that capitalize on that growth. The Fund's investment strategy focuses on stock selection.


The research method used by Artisan Partners, the adviser to the Fund, also looks at industry selection, theme selection and country selection. It favors countries and regions with improving or rapidly expanding economies. To determine economic growth, it assesses factors such as gross domestic product growth, corporate profitability, current account and currency issues, interest rates, economic climate and social change. Having identified favorable areas, it eliminates those whose stock markets appear to be overvalued.

In countries where the economic and market conditions provide attractive valuations, Artisan Partners seeks companies that seem well-positioned for strong, sustainable growth. As the first step to stock selection, Artisan Partners narrows its focus to industries or themes likely to experience meaningful growth. It focuses on well-managed companies with above-average financial characteristics, increasing earnings per share and dominant or increasing market share in strong industries. Having isolated promising companies, Artisan Partners then purchases those whose stocks are attractively valued.


 - Under ordinary circumstances, the Fund is fully invested in common stocks. At times, however, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

 - Changes in security prices, currency exchange rates and other factors can affect the portfolio's value.

The Fund tries to lower the risks inherent in foreign investing through a highly selective investment strategy and broad diversification by country, industry and company.


Artisan Partners may decide to sell a stock when a company's valuation approaches its growth rate, changing circumstances affect the original reasons for a company's purchase, a company exhibits deteriorating fundamentals or more attractive alternatives exist.

                                       2

PRINCIPAL RISKS YOU SHOULD CONSIDER

The Fund invests primarily in common stocks. Over time, stocks have shown greater growth than other types of securities. In the short-term, however, stock prices may fluctuate widely in response to company, market or economic news. When you sell your shares, they may be worth more or less than you paid for them. You can lose money by investing in the Fund.


The Fund does not pursue income and is not a balanced investment plan. In addition, there can be no assurance that it will achieve its investment goal. The investment manager's ability to choose suitable investments for the Fund has a significant impact on the Fund's ability to achieve its investment objective.


The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the portfolio management team's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. For example, technology, science and communications are rapidly changing fields, and stocks of these companies may be subject to more abrupt or erratic market movements than the stock market in general. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund.

Below are the principal investment risks of the Fund.

 - Foreign stocks as an asset class may underperform U.S. stocks.

 - Foreign stocks tend to be more volatile than U.S. stocks.

 - Investments in foreign securities (including American Depository Receipts, or "ADRs") are subject to risks. These risks include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability.





 - The Fund invests in securities denominated in the euro and the exchange rate between the euro and the U.S. dollar will have a significant impact on the value of the Fund's investments. With the advent of the euro, the participating countries in the European Monetary Union can no longer follow independent monetary policies. This may limit a country's ability to respond to economic downturns or political upheavals, and consequently reduce the value of an investment in foreign securities. The decision of certain countries not to participate may also create uncertainty in the European markets and thereby increase volatility of the various currencies and securities. The European securities markets also may become less liquid.

                                       3

INVESTMENT RETURNS

The risks of investing in Institutional Shares of the Fund are illustrated in the following bar chart that shows the returns achieved year by year and the table that compares the Fund's average annual total return of the Fund's Institutional Shares for various periods, compared to a market index. How the Fund has performed in the past does not necessarily indicate how it will perform in the future.


TOTAL RETURN - CALENDAR YEAR
ARTISAN INTERNATIONAL FUND - INSTITUTIONAL SHARES

[BAR CHART APPEARS HERE:

1998      32.51%
1999      81.65% ]

Since inception on July 1, 1997, the highest and lowest quarterly returns for the Institutional Shares were 49.11% and (18.86)% for the quarters ended December 31, 1999 and September 30, 1998, respectively. The year-to-date return as of September 30, 2000 was (5.78)%.

                                       4

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------
                                           FROM INCEPTION
                             FOR THE YEAR     THROUGH
                            ENDED 12/31/99    12/31/99
-----------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND
(INSTITUTIONAL SHARES)        81.65%<F1>       39.23%
-----------------------------------------------------------------------------
Morgan Stanley Capital
International Europe,
Australasia and Far East        26.96%         14.18%
Index (EAFE)<F2>
-----------------------------------------------------------------------------


Institutional Share class inception date: 7/1/97. All returns reflect reinvested dividends.


<F1> In times of market volatility, the Fund's return may vary greatly over short periods of time. In 1999, the Fund's performance was achieved during a period of unusually favorable market conditions. Investors should maintain realistic expectations for future performance. Such performance may not be sustainable.


<F2> Morgan Stanley Capital International (MSCI) EAFE Index is unmanaged and includes companies throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization.


FEES & EXPENSES OF THE FUND

Below are the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.


-------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


Maximum sales charge (load)
imposed on purchases..................None


Exchange fee..........................None

Redemption fee........................None

                                       5

-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-----------------------------------------------------
EXPENSE                          INTERNATIONAL FUND
                                   (INSTITUTIONAL
                                       SHARES)
-----------------------------------------------------
MANAGEMENT FEES                         0.95%
-----------------------------------------------------
DISTRIBUTION (12B-1) FEES               None
-----------------------------------------------------
OTHER EXPENSES                          0.13%
-----------------------------------------------------
TOTAL ANNUAL FUND OPERATING             1.08%
EXPENSES
-----------------------------------------------------

EXAMPLE. This example is intended to help you compare the cost of investing in Institutional Shares of the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that you earn a 5% return each year, and that operating expenses remain constant.

-----------------------------------------------------
TIME PERIOD                      INTERNATIONAL FUND
                                   (INSTITUTIONAL
                                       SHARES)
-----------------------------------------------------
1 YEAR                                 $  110
-----------------------------------------------------
3 YEARS                                $  343
-----------------------------------------------------
5 YEARS                                $  595
-----------------------------------------------------
10 YEARS                               $1,317
-----------------------------------------------------


This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

WHO IS ELIGIBLE TO INVEST?

Institutional Shares are designed for institutional investors who are able to meet the high minimum investment requirements, who want maximum long-term capital growth rather than income, and who have the long-term investment outlook needed for investing in the stocks of foreign companies.

TO REDUCE COSTS, INSTITUTIONAL SHARES ARE NOT AVAILABLE FOR SALE IN ALL STATES. TO FIND OUT IF INSTITUTIONAL SHARES ARE AVAILABLE OR CAN BE MADE AVAILABLE IN YOUR STATE, OR TO OBTAIN AN APPLICATION, CALL 1-800-399-1770. SEE "HOW TO BUY SHARES."

                                       6

THE FUND'S FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance since it began operations as it relates to Institutional Shares. Certain information reflects financial results for a single Institutional Share. Total return represents the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report and the Statement of Additional Information, which are available on request.


For a share outstanding throughout the     YEAR
period                                     ENDED    YEAR ENDED  YEAR ENDED
                                          6/30/00    6/30/99     6/30/98
                                         --------   ----------  ----------

Net asset value, beginning of period....  $18.70     $16.26      $14.48
Income from investment operations:
  Net investment income.................    0.03<F1>  0.11<F1>     0.09<F1>
  Net realized and unrealized gain on
    investments.........................   12.09       2.62        3.04
                                          ------      -------    -------
  TOTAL FROM INVESTMENT OPERATIONS......   12.12       2.73        3.13
                                          ======      =======    =======

Distributions paid to shareholders:

  Net investment income.................   (0.06)     (0.05)      (0.22)
  Net realized gains....................   (0.54)     (0.24)      (1.13)
                                          ------      -------    -------
Total distributions.....................   (0.60)     (0.29)      (1.35)
                                          ------      -------    -------

NET ASSET VALUE, END OF PERIOD..........  $30.22     $18.70      $16.26
                                          ======      =======    =======

Total return............................   66.0%      17.6%       24.4%
Ratios/supplemental data:
  Net assets, end of period (millions)..$1,136.2<F2> $179.6<F2>  $82.6<F2>
  Ratio of expenses to average net
     assets.............................   1.08%      1.17%       1.25%
  Ratio of net investment income to
     average net assets.................   0.09%      0.68%       0.68%
  Portfolio turnover rate...............  99.02%      79.41%     109.42%

<F1> Computed based on average shares outstanding.
<F2> Does not include assets represented by Investor Shares, which are offered to retail investors by a separate prospectus.

                                       7

ORGANIZATION, MANAGEMENT & MANAGEMENT FEE


ORGANIZATION. The Fund is a series of Artisan Funds, Inc. The Fund offers two classes of shares - Investor Shares and Institutional Shares. This prospectus describes Institutional Shares. Investor Shares are offered to retail investors through a separate prospectus.

MANAGEMENT. The Fund is managed by Artisan Partners Limited Partnership (Artisan Partners), which selects the Fund's investments and handles its business affairs under the direction of the board of directors. Artisan Partners was organized in 1994 and, as of September 30, 2000, managed approximately $10.6 billion for Artisan Funds and institutional clients. Artisan Partners is a limited partnership managed by its general partner, Artisan Investment Corporation. The address is: Artisan Partners, 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202-3197.

MARK L. YOCKEY, CFA, Portfolio Manager, is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. He joined Artisan Partners in 1995. From 1990 to 1995, Mr. Yockey was Portfolio Manager of United International Growth Fund and a Vice President of Waddell & Reed, Inc.


Mr. Yockey holds BA and MBA degrees from Michigan State University and holds the Chartered Financial Analyst designation.


MANAGEMENT FEE. The Fund pays a management fee to Artisan Partners for serving as its investment adviser and providing administrative services. The fee is determined as a percentage of average daily net assets. The Fund also pays expenses related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends. For the fiscal year ended June 30, 2000, the management fee paid by the Fund was at the annual rate of 0.95%.

                                       8

INVESTING WITH THE FUND

THE FUND IS 100% NO-LOAD, which means you pay no sales charges. You also pay no 12b-1 fees. However, you bear your share of annual fund operating expenses (including the investment management fee) which are deducted from Fund assets.

-------------------------------------------------------------------------------
MINIMUM INVESTMENTS


To open an account........$5,000,000

To add to an account........$100,000

Minimum balance required..$5,000,000

Each account must separately meet the minimum investment requirements applicable to Institutional Shares. The Fund reserves the right to close your account if the value is less than $5 million, unless the reduction in value is due solely to market depreciation. Before closing an account below this level, the Fund will notify you and allow you at least 30 days to bring the value of the account up to the minimum.


HOW TO BUY SHARES

APPLICATIONS FOR INSTITUTIONAL SHARES ARE ONLY MADE AVAILABLE THROUGH ARTISAN DISTRIBUTORS LLC BY CALLING 1-800-399-1770. Institutional Shares may be purchased by check or wire. There are no sales commissions or underwriting discounts.

-------------------------------------------------------------------------------
BY WIRE
You may purchase shares by instructing your bank to wire money to Artisan Funds' custodian bank. Your bank may charge you a fee for sending the wire. IF YOU ARE OPENING A NEW ACCOUNT BY WIRE TRANSFER, YOU MUST FIRST TELEPHONE ARTISAN DISTRIBUTORS LLC AT 1-800-399-1770 TO REQUEST AN ACCOUNT NUMBER AND FURNISH YOUR TAX IDENTIFICATION NUMBER. Artisan Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

Wire transfer instructions are:

State Street Bank and Trust Company
Attn: Mutual Funds
Boston, MA  02110


Routing #011000028
Credit to Artisan International Institutional Fund 662
Deposit DDA 99050882

                                       9

--------------------------------------------------------------------------------
BY CHECK
To make an initial purchase of shares by check, complete and sign the Share Purchase Application and send it to one of the following addresses with a check for the total purchase amount payable to "Artisan Funds":

      REGULAR MAIL                      OVERNIGHT DELIVERY
      ------------                      ------------------
      Artisan Funds                     Artisan Funds
      c/o Boston Financial Data         c/o Boston Financial Data Services
       Services                         66 Brooks Drive
      P.O. Box 8412                     Braintree, MA  02184
      Boston, MA 02266-8412


All investment checks must be delivered to one of the above addresses. Neither Artisan Funds nor Artisan Distributors LLC accepts shareholder investment checks at their corporate offices.


-------------------------------------------------------------------------------
SUBSEQUENT INVESTMENTS

You may make subsequent investments by wire transfer using the instructions given above, or by submitting a check, along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. ARTISAN FUNDS WILL NOT ACCEPT CASH, DRAFTS, THIRD PARTY CHECKS, STARTER CHECKS OR CHECKS DRAWN ON BANKS OUTSIDE OF THE UNITED STATES. If your order to purchase Institutional Shares is canceled because your check does not clear, you will be responsible for any resulting loss incurred by the Fund.


-------------------------------------------------------------------------------
PURCHASE PRICE & EFFECTIVE DATE
Each purchase of Institutional Shares is made at the net asset value applicable to Institutional Shares (see "Share Price") next determined after receipt by the Fund of the check or wire transfer of funds in payment of the purchase.

-------------------------------------------------------------------------------
GENERAL
Artisan Funds cannot accept a purchase order specifying a particular purchase date or price per share. Each purchase order must be accepted by an authorized officer of Artisan Funds or its transfer agent and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. Artisan Funds reserves the right not to accept any purchase order that it determines not to be in the best interest of the Fund or the Fund's shareholders.

                                       10

HOW TO SELL SHARES

You may redeem all or any part of your Institutional Shares upon your written request delivered to Artisan Funds' transfer agent at one of the following addresses:

      REGULAR MAIL                      OVERNIGHT DELIVERY
      ------------                      -------------------
      Artisan Funds                     Artisan Funds
      c/o Boston Financial Data         c/o Boston Financial Data Services
      Services                          66 Brooks Drive
      P.O. Box 8412                     Braintree, MA  02184
      Boston, MA 02266-8412


Your redemption request must:

 - identify the Fund and give your account number;

 - specify the number of shares or dollar amount to be redeemed;

 - be accompanied by a corporate resolution or other authorization in the case of a redemption by a corporation, trust, partnership or other entity, as described below; and


 - be signed by the shareholder in ink or by a duly authorized agent of the shareholder.

-------------------------------------------------------------------------------
EVIDENCE OF AUTHORITY
Redemption requests by a corporation, trust, partnership or other entity must be accompanied by evidence of authority of the person or persons signing the redemption request to so act.

In the case of a corporation, the request must be signed in the name of the corporation by an officer whose title must be stated, and must be accompanied by a by-law provision or resolution of the board of directors, certified within 60 days, authorizing the officer to so act. A redemption request from a partnership or a trust must be signed in the name of the partnership or trust by a general partner or a trustee and include a signature guarantee. If the trustee is not named in the account registration, a redemption request by a trust must also include evidence of the trustee's appointment, such as a certified copy of the relevant portions of the trust instrument. Under certain circumstances, before the shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

                                       11


-------------------------------------------------------------------------------
GENERAL REDEMPTION POLICIES
You may not cancel or revoke your redemption order once your instructions have been received and accepted. Artisan Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. PLEASE CALL 1-800-399-1770 IF YOU HAVE ANY QUESTIONS ABOUT REQUIREMENTS FOR A REDEMPTION BEFORE SUBMITTING YOUR REQUEST. Artisan Funds reserves the right to require a properly completed Application before making payment for shares redeemed.


The Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets. The Fund has the ability to pay redemptions in excess of these limits wholly or partly by an in-kind distribution of securities, although the Fund does not currently expect to do so.


The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. See "Share Price." Because the redemption price you receive depends upon the net asset value per share of Institutional Shares at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

Artisan Funds will generally wire transfer the proceeds of your redemption to the bank account designated in your purchase application. If you attempt to redeem shares within 15 days after they have been purchased by check, Artisan Funds may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, Artisan Funds recommends that your purchase be made by Federal funds wire through your bank.

Shares in any account you maintain with Artisan Funds may be redeemed to the extent necessary to reimburse Artisan Funds for any loss it sustains that is caused by you (such as losses from uncollected checks or any Fund liability under the Internal Revenue Code provisions on backup withholding relating to your account).

                                       12

SHAREHOLDER & ACCOUNT POLICIES

-------------------------------------------------------------------------------
STATEMENTS & REPORTS
As a Fund investor, you will receive:

 - confirmation statements - after every transaction in your account or change in your account registration;

 - quarterly account statements;

 - annual and semi-annual reports with financial statements;

 - year-end tax statements.


We suggest you keep each quarterly and year-end account statement with your other important financial papers. You may need them for tax purposes.

If you need copies of statements, call 1-800-399-1770. Copies of this year's or last year's statements are free of charge; for earlier years, there is a $10 processing fee.

-------------------------------------------------------------------------------
SHARE PRICE
The Fund is open for business every day the New York Stock Exchange ("NYSE") is open. Institutional Shares will not be priced on days when the NYSE is closed. The Fund buys and sells Institutional Shares each day at the net asset value per Institutional Share.

The NET ASSET VALUE PER INSTITUTIONAL SHARE is the value of a single Institutional Share. It is computed by totaling the Institutional Shares' pro rata share of the value of the Fund's investments, cash and other assets, subtracting the Institutional Shares' pro rata share of the value of the Fund's liabilities and the liabilities specifically allocated to Institutional Shares, then dividing the result by the number of Institutional Shares outstanding. The net asset value is computed daily at the NYSE closing time _ usually 3:00 p.m. central time, but sometimes earlier.

Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. If quotations are not readily available, they are valued by a method that the board of directors believes reflects a fair value.

Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. With respect to foreign securities traded primarily on foreign exchanges, the price of Institutional Shares may change on days when the Fund is not open for purchase or sale.

                                       13

-------------------------------------------------------------------------------
DIVIDENDS, CAPITAL GAINS & TAXES
AS A SHAREHOLDER IN THE FUND, YOU ARE ENTITLED TO YOUR SHARE OF ITS NET INCOME AND ANY GAINS REALIZED ON ITS INVESTMENTS. The Fund intends to distribute substantially all of its net income and net realized capital gains to investors at least annually.

------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
When you open an account, specify on your Application how you want to receive your distributions. If you want to change your distribution option at a later date, you may either submit a written request or call us at 1-800-399-1770.

The Fund offers three options:

     - REINVESTMENT OPTION. Your dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your Application, we will automatically reinvest your distributions.

     - INCOME-ONLY OPTION. We will automatically reinvest your capital gain distributions but send you a check for dividends.

     - CASH OPTION. We will send you a check for all distributions.

When you reinvest, the reinvestment price is the net asset value per Institutional Share at the close of business on the reinvestment date. The mailing of distribution checks will usually begin on the payment date.

-------------------------------------------------------------------------------
TAXES
As you should with any investment, consider how the return on your investment in the Fund will be taxed. If your investment is in a tax-deferred account - an employee benefit plan account, for example - the following tax discussion does not apply.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January are taxable as if you received them on December 31.


For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. The character of a capital gain depends on the length of time that the Fund held the asset it sold.

                                       14

Given its objective and strategy, the Fund will chiefly produce capital gains distributions, as opposed to current income. Every January, the Fund will send you and the IRS a statement - called Form 1099 - showing the total amount of taxable distributions you received in the previous calendar year.

TAXES ON TRANSACTIONS. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them. You may be subject to tax.

Whenever you sell shares of the Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January that reports, among other things, your average cost basis of the shares you sold. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in verifying the amount of your capital gains or losses.

To invest, you must be a U.S. resident with a Social Security or taxpayer identification number. When you sign your account Application, you must certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

                                       15

For more detail on the Fund, you may request the Statement of Additional Information, which is incorporated herein by reference.

You can find more information about the Fund's investments in its annual and semi-annual reports to shareholders. Those documents discuss the market conditions and investment strategies that significantly affected the Fund's performance in its most recent fiscal period.

For a free copy of any of these documents, call 1-800-399-1770. Also call this number if you have a question or would like to receive other information about the Fund.


Text-only versions of the Fund's documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102 or by e-mail request at publicinfo@sec.gov.





811-8932





                         (ARTISAN LOGO) ARTISAN FUNDS


                      INVESTMENT MANAGEMENT PRACTICED WITH
                     INTELLIGENCE AND DISCIPLINE IS AN ART.

                              ARTISAN FUNDS, INC.

                             ARTISAN SMALL CAP FUND
                           ARTISAN INTERNATIONAL FUND
                              ARTISAN MID CAP FUND
                          ARTISAN SMALL CAP VALUE FUND

                      1000 North Water Street, Suite 1770
                           Milwaukee, Wisconsin 53202
                        (414) 390-6100   (800) 344-1770

                      STATEMENT OF ADDITIONAL INFORMATION

                                October 31, 2000


-----------------------------------------------------------------

     Artisan Small Cap Fund, Artisan International Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund (each, a "Fund," together, the "Funds") are series of Artisan Funds, Inc. ("Artisan Funds"). This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of the Funds dated October 31, 2000 and any supplement to the prospectus. A copy of the prospectus can be obtained without charge by calling
(800) 344-1770, by writing to Artisan Funds, or by accessing the Artisan Funds website at www.artisanfunds.com.
           ---------------------


                               TABLE OF CONTENTS
                                                             Page
                                                             ----

Information about the Funds and Artisan Partners..............B-2
Investment Objective and Policies.............................B-2
Investment Techniques and Risks...............................B-3
Investment Restrictions......................................B-17
Performance Information......................................B-19
Organization.................................................B-24
Directors and Officers.......................................B-25
Principal Shareholders.......................................B-28
Investment Advisory Services.................................B-30
Code of Ethics...............................................B-31
Distributor..................................................B-31
Portfolio Transactions.......................................B-32
Purchasing and Redeeming Shares..............................B-33
Additional Tax Information...................................B-34
Custodian and Transfer Agent.................................B-36
Independent Accountants......................................B-36
Financial Statements.........................................B-36
Appendix - Description of Bond Ratings...................Appendix

                INFORMATION ABOUT THE FUNDS AND ARTISAN PARTNERS

     Each Fund is a series of Artisan Funds, Inc. ("Artisan Funds"). Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to the Funds.

     Artisan Funds strives to offer distinctive, high-value-added investment opportunities. Artisan Funds is not a "family" of indistinguishable products devised by marketers in a financial services conglomerate. Rather, Artisan Partners is a small partnership of investment professionals, focused on a limited number of distinct investment strategies, each of which is offered as a series of Artisan Funds. The portfolio manager of each Fund is a specialist in his or her market, with an investment process created and refined through years of experience - an artisan. At Artisan Funds, we believe that experienced, active managers investing in inefficient markets can produce superior returns over time. The Artisan Funds are intended for long-term investors who share that belief.

     The discussion below supplements the description in the prospectus of each Fund's investment objectives, policies and restrictions.

                       INVESTMENT OBJECTIVE AND POLICIES

     Artisan Small Cap Fund invests for maximum long-term capital growth primarily in the common stocks of small companies whose outstanding shares have an aggregate market value of less than $1.5 billion.


     Artisan International Fund seeks to achieve its objective of long-term capital growth by investing primarily in the stocks of foreign companies.

     Artisan Mid Cap Fund seeks long-term capital growth by investing at least 65% of its total assets in the common stocks of medium-sized U.S. companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index").

     Artisan International Fund and Artisan Mid Cap Fund offer two classes of shares: Investor Shares and Institutional Shares. As described more fully in each Institutional Shares prospectus, Institutional Shares are offered to certain institutional investors with a minimum initial investment of $5 million.

     Artisan Small Cap Value Fund seeks long-term capital growth by investing primarily in common stocks that appear undervalued relative to earnings, book value, cash flows or potential earnings growth, and that are issued by small companies whose outstanding shares have an aggregate market value of less than $1.5 billion.


     The Funds invest primarily in equity securities, including common and preferred stocks, warrants or other similar rights, and convertible securities. While Artisan International Fund invests mostly in the securities of foreign issuers, each other Artisan Fund may from time to time have significant portions of its portfolio invested in foreign securities. The Funds also may invest in any other type of security, including debt securities.

                                         B-2

     The investment objective of each Fund may be changed by the board of directors without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, investors in a Fund will receive at least 30 days' prior written notice of any change in a Fund's investment objective.


                        INVESTMENT TECHNIQUES AND RISKS

Foreign Securities

     Each Fund, other than Artisan International Fund, may invest up to 25% of its total assets in foreign securities (including American Depository Receipts ("ADRs") European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other securities representing underlying shares of foreign issuers), which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Under normal market conditions, Artisan International Fund invests at least 65% of its total assets in foreign securities. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in sponsored or unsponsored ADRs, EDRs or GDRs. In the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored depositary receipt. No Fund intends to invest more than 5% of its net assets in unsponsored depositary receipts.

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Managing Investment Exposure.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

                                         B-3

     Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

European Currency Unification

     Eleven of the fifteen member countries of the European Union adopted a single European currency, the Euro, effective January 1, 1999. The countries participating in the Economic and Monetary Union (EMU) are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The notable countries missing from the new unified currency are Great Britain, Denmark, Sweden and Greece. A new European Central Bank (ECB) was created to manage the monetary policy of the new unified region. On the same day, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by Euro coins and bank notes by the middle of 2002. This change is likely to significantly impact the European capital markets in which the Artisan International Fund invests a portion of its assets. As the ECB and European market participants search for a common understanding of policy targets and instruments, interest rates and exchange rates could become more volatile and may increase the Fund's share price volatility.

Debt Securities

     In pursuing its investment objective, a Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

     Investments in debt securities by the Funds may be in those that are within the four highest ratings categories of Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") (generally referred to as "investment grade") or, if unrated, deemed to be of comparable quality by Artisan Partners. Each Fund may invest up to 35% of its net assets in debt securities that are rated below investment grade (i.e. securities rated BBB or lower by S&P or Ba or lower by Moody's, commonly called "junk bonds"). However, no Fund currently intends to invest more than 5% of its net assets in debt securities rated below investment grade.

     Debt securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but Artisan Partners will consider that fact in determining whether the Fund should continue to hold the security.

     Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to

                                         B-4

the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

Defensive Investments

     Each Fund intends to be substantially fully invested in equity securities in ordinary circumstances, although a Fund may invest without limit in corporate or government obligations (U.S. or non-U.S., in the case of Artisan International Fund) or hold cash or cash equivalents if Artisan Partners determines that a temporary defensive position is advisable. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Convertible Securities

     Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

     By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by a Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet Artisan Partners' other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers which are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, Artisan Partners' own investment research and analysis tends to be more important in the purchase of such securities than other factors.

                                      B-5

Managing Investment Exposure

     The Funds may use various techniques to increase or decrease their exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of their portfolios. These techniques include buying and selling options, futures contracts, or options on futures contracts, or entering into currency exchange contracts.

     These techniques are used by Artisan Partners to adjust the risk and return characteristics of a Fund's portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with a particular Fund's investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of that Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques are used by the Funds for hedging, risk management or portfolio management purposes and not for speculation.

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows a Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio of a particular Fund. The Funds may not engage in "speculative" currency exchange transactions.

                                         B-6

     At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Options on Securities and Indexes. The Funds may purchase and write (sell) put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the Nasdaq stock market. The Funds may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon

                                         B-7

exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

                                     B-8

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

     Futures Contracts and Options on Futures Contracts. The Funds may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index<F1> at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Funds will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

----------------------------

<F1> A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

                                         B-9

     The success of any futures transaction depends on Artisan Partners correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Artisan Partners might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian or broker a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded, although the margin requirement may be modified during the term of the contract and the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

     Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by that Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including

                                        B-10

technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Limitations on Options and Futures. If other options, futures contracts, or futures options of types other than those described herein are traded in the future, a Fund also may use those investment vehicles, provided the board of directors determines that their use is consistent with that Fund's investment objective.

     A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"<F2> would exceed 5% of the Fund's total assets.

     When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) assets (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a

---------------------------

<F2> A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

                                        B-11

Fund similarly will maintain with its custodian assets (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of each Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%).

     Taxation of Options and Futures. If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold
(put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a Fund writes an equity call option<F3> other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does

----------------------------------

<F3> An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

                                        B-12

not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, a Fund generally is required to recognize for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of the hedged securities.

     If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act) with respect to, or futures or "forward contracts" (as defined by the Act) to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

                                        B-13

     In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

     Each Fund intends to distribute to shareholders at least annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other Fund investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of a Fund. Shareholders will be advised of the nature of such capital gain distributions.

Rule 144A Securities

     The Funds may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act ("Rule 144A securities"). That Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Artisan Partners, under the supervision of the board of directors, will consider whether Rule 144A securities are illiquid and thus subject to each Fund's restriction on investing no more than 10% of its net assets in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Lending of Portfolio Securities

     Subject to restriction (3) under "Investment Restrictions" in this Statement of Additional Information, each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days.
The Fund would not have the right to vote the securities during the existence of the loan but would call the

                                        B-14

loan to permit voting of the securities if, in Artisan Partners' judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and
(c) expenses of enforcing its rights. No Fund currently intends to loan more than 5% of its net assets.

Repurchase Agreements

     Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners' prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

     A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss.
However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

     Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at a time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. No Fund currently intends to have commitments to purchase when-issued securities in excess of 5% of its net assets.

     A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse

                                        B-15

repurchase agreements will be treated as borrowing and subject to each Fund's fundamental limitation on borrowing.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

Short Sales

     Each Fund may make short sales "against the box." In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale "against the box" enables a Fund to obtain the current market price of a security which it desires to sell but is unavailable for settlement. No Fund currently intends to have commitments to make short sales "against the box" in excess of 5% of its net assets.

Line of Credit

     Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by a Fund would be subject to restriction (4) under "Investment Restrictions" in this Statement of Additional Information.

Portfolio Turnover


     Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. At times, the Funds may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. For the years ended June 30, 2000 and 1999, respectively, each Fund's portfolio turnover rates were as follows: Artisan Small Cap Fund, and 193.76% and 155.38%; Artisan International Fund, 99.02% and 79.41%; Artisan Mid Cap Fund, 245.69% and 202.84%; and Artisan Small Cap Value Fund, 38.19% and 49.29%. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover results in increased transaction costs, which must be borne by that Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. (See "Dividends, Capital Gains, and Taxes" in the prospectus, and "Additional Tax Information" in this Statement of Additional Information.)

                                      B-16

                            INVESTMENT RESTRICTIONS

Fundamental Restrictions

     Artisan Funds has adopted the following investment restrictions which may not be changed without the approval of the lesser of (i) 67% of each Fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund's outstanding shares, under which a Fund may not:

     (1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

     (2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and
(b) forward contracts;

     (3) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     (4) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;<F4>

     (5) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (6) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

     (7) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities;

-------------------------

<F4> A Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

                                        B-17

     (8) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

     A Fund's investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in a Fund will receive written notification at least 30 days prior to any change in that Fund's investment objective.

Non-Fundamental Restrictions

     The Funds also are subject to the following non-fundamental restrictions and policies, which may be changed by the board of directors.


     A Fund may not:

     (a) invest in companies for the purpose of exercising control or management;

     (b) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

     (c) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers [Artisan Small Cap Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund only];

     (d) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales; or

     (e) invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days; or

     (f) under normal market conditions, invest less than 65% of its total assets in securities of issuers having aggregate common stock market capitalizations within the range of the aggregate common stock market capitalizations of issuers included in the S&P MidCap 400 Index, in each case at the time of investment [Artisan Mid Cap Fund only]; or

     (g) under normal market conditions, invest less than 65% of its total assets in securities of issuers having aggregate common stock market capitalizations of less than $1.5 billion, in each case taken at the time of investment [Artisan Small Cap Value Fund only].

                                      B-18

                            PERFORMANCE INFORMATION

     From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

          Average Annual Total Return is computed as follows:

                  ERV = P(l+T)/n/

     Where:       P = a hypothetical initial investment of $1,000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

Each Fund's Total Return and Average Annual Total Return for various periods ended June 30, 2000 is shown below:



     Artisan Small Cap Fund
     ----------------------
                                                           Average Annual
                                    Total Return            Total Return
                                    ------------           --------------
          1 year                       32.46%                  32.46%
          5 year                       80.20%                  12.48%
          Life of Fund*               107.59%                  14.88%
          --------------------
          * from March 28, 1995 (commencement of operations)

     Artisan International Fund
     --------------------------

          Investor Shares
          ----------------
                                                           Average Annual
                                    Total Return            Total Return
                                    ------------           -------------
          1 year                       65.65%                  65.65%
          Life of Fund*               252.54%                  32.21%
          ------------------
          * from December 28, 1995 (commencement of operations)

          Institutional Shares
          --------------------
                                                           Average Annual
                                    Total Return            Total Return
                                    ------------           --------------
          1 year                       65.97%                  65.97%
          Life of Class*              142.85%                  34.34%

          ------------------
          * from the date the class was first offered for sale (July 1, 1997)

                                      B-19


     In times of market volatility, the Fund's return may vary greatly over short periods of time. In 1999, the Fund's performance was achieved during a period of unusually favorable market conditions. Investors should maintain realistic expectations for future performance. Such performance may not be sustainable.

     Total Return and Average Annual Total Return of Institutional Shares are calculated in the same way as for Investor Shares. The performance of Institutional Shares is different from the performance of Investor Shares because the expenses allocated to the classes are different. Because the expense ratio for Institutional Shares is expected to be lower, the Total Return and Average Annual Total Return of Institutional Shares are expected to be greater than for Investor Shares. If you were a shareholder of Investor Shares prior to July 1, 1997, and your shares were transferred to Institutional Shares on that date, the total return and average annual total return on your investment for 1 year through June 30, 2000 would have been 65.97%, and the total return and average annual total return for the life of the Fund (Investor Shares from inception on December 28, 1995 through June 30, 1997 and Institutional Shares from July 1, 1997 through June 30, 2000) would have been 254.74% and 32.39%, respectively.



     Artisan Mid Cap Fund
     --------------------

          Investor Shares
          ---------------
                                                            Average Annual
                                    Total Return            Total Return
                                    ------------           ---------------
          1 year                      72.88%                   72.88%
          Life of Fund*               242.99%                  50.53%

          ----------------------
          * from June 27, 1997 (commencement of operations)




     In times of market volatility, the Fund's return may vary greatly over short periods of time. In 1999, the Fund's performance was achieved during a period of unusually favorable market conditions. Investors should maintain realistic expectations for future performance. Such performance may not be sustainable.

     Total Return and Average Annual Total Return of Mid Cap Investor Shares are calculated in the same way as for Mid Cap Institutional Shares. The performance of Mid Cap Institutional Shares is expected to be different from the performance of Mid Cap Investor Shares because the expenses allocated to the classes are different. Because the expense ratio for Mid Cap Institutional Shares is expected to be lower, the Total Return and Average Annual Total Return of Mid Cap Institutional Shares are expected to be greater than for Mid Cap Investor Shares.

     Artisan Small Cap Value Fund
     ----------------------------
                                                           Average Annual
                                    Total Return            Total Return
                                    ------------           --------------
          One Year                     4.22%                   4.22%
          Life of Fund*                17.33%                  5.97%

          ---------------------
          * from September 29, 1997 (commencement of operations)


     The Funds impose no sales charges and pay no distribution expenses. Income taxes are not taken into consideration. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past

                                      B-20

performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base and similar performance may not continue as assets grow.


     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or partnerships managed by Artisan Partners, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from those of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which Artisan Funds generally believe to be accurate. The Funds also may note their mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, Artisan Funds assumes no responsibility for the accuracy of such data. Newspapers and magazines and other media which might mention the Funds include, but are not limited to, the following:

     Atlanta Constitution                     Mutual Fund Letter
     Barron's                                 Mutual Fund News Service
     Boston Herald                            Mutual Fund Values
     Business Week                            Morningstar Publications
     Chicago Tribune                          Newsweek
     Chicago Sun-Times                        The New York Times
     Cleveland Plain Dealer                   No-Load Fund Investor
     CNBC                                     Outstanding Investor Digest
     CNN                                      Pension World
     Crain's Chicago                          Pensions and Investments
         Business                             Personal Investor
     Consumer Reports                         Jane Bryant Quinn
     Consumer Digest                              (syndicated column)
     Financial World                          Louis Rukeyser's Mutual Fund
     Forbes                                   The San Francisco Chronicle
     Fortune                                  Smart Money
     Fund Action                              Stranger's Investment Adviser
     Investor's Business Daily                13D Opportunities Report
     Kiplinger's Personal                     Time
         Finance Magazine                     United Mutual Fund Selector
     Knight-Ridder                            USA Today
     Los Angeles Times                        U.S. News and World Report
     Milwaukee Business Journal               The Wall Street Journal
     Milwaukee Journal Sentinel               Working Woman
     Money                                    Worth
                                              Your Money


                                      B-21

     When a newspaper, magazine or other publication mentions a Fund, such mention may include: (i) listings of some or all of the Fund's holdings, (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of the Fund's or a portfolio manager's economic and market outlook, generally and for the Fund.

     Various newspapers and publications including those listed above may also make mention of a Fund's portfolio manager. Portfolio managers and other members of the Adviser's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio manager, including information about awards received by that portfolio manager or mentions of the manager in the media, may also be described or quoted in Fund advertisements or sales literature. Mark L. Yockey, portfolio manager of Artisan International Fund, was named "Morningstar International Fund Manager of the Year for 1998" by Morningstar, Inc. ("Morningstar"). Morningstar presents the award to a portfolio manager based on, according to Morningstar, "excellent investment skill, the courage to differ from consensus and the commitment to shareholders deemed necessary to deliver outstanding long-term performance."

     A Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of a Fund may be compared to the following indexes or averages:

                                      B-22

Dow-Jones Industrial Average              New York Stock Exchange Composite
Russell 2000 Index                        Index
Russell 2000 Growth Index                 American Stock Exchange Composite
Russell 2000 Value Index                  Index
Russell Mid-Cap Stock Index               NASDAQ Composite
Russell Mid-Cap Value Index               NASDAQ Industrials
Standard & Poor's 500 Stock Index         (These indexes generally reflect the
Standard & Poor's 400 Industrials         performance of  stocks traded in the
Standard & Poor's 400 Index               indicated markets.)
Wilshire 5000
Wilshire 4500                             Lipper International Fund Index
Wilshire 4000                             Lipper International & Global Funds
Wilshire Small-Cap Index                  Average
Wilshire Small-Cap Value Index            Morgan Stanley Capital International
(These indexes are widely recognized      Europe, Australasia and Far East
indicators of general U.S. stock market   (EAFE) Index
results.)                                 Morningstar International Stock
                                          Average
                                          Financial Times-Actuaries World Index
                                          (Ex-U.S.)
                                          Morgan Stanley Capital International
                                          World Index
                                          (These indexes are widely recognized
                                          indicators of the international
                                          markets)


     The performance of a Fund also may be compared to the following mutual fund industry indexes or averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Cap Fund Index; Lipper Small-Cap Core Fund Index, Lipper Small-Cap Value Fund Index, Lipper International Fund Index; Lipper Mid Cap Fund Index; Lipper Mid-Cap Core Fund Index, Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Small Company Growth Fund Index; Morningstar Growth Average; Morningstar Small-Cap Funds Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

     The Lipper Small Cap Fund Index reflects the net asset value weighted total return of the thirty largest small cap funds as calculated and published by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds. The Lipper Mid Cap Fund Index reflects the net asset value weighted total return of the thirty largest mid cap funds, and the Lipper International Fund Index reflects the net asset value weighted total return of the thirty largest international equity funds.

     The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by these independent services that monitor the performance of mutual funds. The Funds also may use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different

                                        B-23

category or develop (and place that Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. A Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service.

     A Fund may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 3-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     To illustrate the historical returns on various types of financial assets, Artisan Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. The Funds also may use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Artisan Funds to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stocks (small-capitalization, large-capitalization, or both).

                                  ORGANIZATION

     The Funds are series of Artisan Funds, Inc. ("Artisan Funds"), an open-end, diversified management investment company which was incorporated under Wisconsin law on January 5, 1995.

     Each share of a Fund has one vote. All shares participate equally in dividends and other distributions declared by the board of directors, and all shares of a Fund have equal rights in the event of liquidation of that Fund. Shares of the Funds have no preemptive, conversion or subscription rights.

     Artisan Funds is governed by a board of directors which is responsible for protecting the interests of the shareholders of the Funds. The directors are experienced executives and professionals who meet at regular intervals to oversee the activities of the Funds, review contractual arrangements with companies that provide services to the Funds and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.

                                      B-24

     The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the Investment Company Act of 1940 (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces each Fund's expenses and enhances shareholder return.

     The Funds may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Funds will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share of any Fund that you own. Shareholders not attending these meetings are encouraged to vote by proxy.

                             DIRECTORS AND OFFICERS

     Directors and officers of Artisan Funds, and their principal business occupations during at least the last five (5) years, are shown below. Directors deemed to be "interested persons" of Artisan Funds for purposes of the 1940 Act are indicated with an asterisk.

NAME AND DATE OF          POSITIONS HELD        PRINCIPAL OCCUPATIONS DURING
BIRTH                    WITH REGISTRANT                PAST 5 YEARS
-------------------      ----------------               ------------


Andrew A. Ziegler*     Director, Chairman     Managing Director of Artisan
10/7/57                of the Board and       Partners; Chairman of Artisan
                       Chief Executive        Distributors; prior to founding
                       Officer                Partners in 1994, President and
                                              Artisan Chief Operating Officer
                                              of Strong/Corneliuson Capital
                                              Management ("Strong") and
                                              President of the Strong Funds
                                              from 1990 to 1994.

Carlene Murphy         Director               Managing Director of Artisan
Ziegler*                                      Partners; Portfolio Co-Manager of
6/20/56                                       Artisan Small Cap Fund; President
                                              of Artisan Funds (1995-1999);
                                              prior to founding Artisan
                                              Partners in 1994, a Portfolio Co-
                                              Manager of the Strong Common
                                              Stock Fund, Strong Opportunity
                                              Fund and numerous institutional
                                              small-capitalization equity
                                              portfolios at Strong since March
                                              1991.

David A. Erne          Director               Partner of the law firm Reinhart,
5/6/43                                        Boerner, Van Deuren, Norris &
                                              Rieselbach, S.C., Milwaukee, WI,
                                              and Director of Capital Commerce
                                              Banccorporation - Milwaukee
                                              Western Bank since 1994.

                                    B-25

Thomas R. Hefty        Director               President of United Wisconsin
6/9/47                                        Services, Inc. (a provider of
                                              managed care and specialty
                                              business services) since 1986 and
                                              Chairman of the Board and Chief
                                              Executive Officer since 1991; and
                                              Chairman of the Board of Blue
                                              Cross & Blue Shield United of
                                              Wisconsin (parent company of
                                              United Wisconsin Services, Inc.)
                                              since 1988 and President since
                                              1982.

Howard B. Witt         Director               President and Chief Executive
5/17/40                                       Officer of Littelfuse, Inc. (a
                                              manufacturer of advanced circuit
                                              protection devices) since 1990
                                              and Chairman of the Board of
                                              Littelfuse since 1993; prior
                                              thereto Executive Vice President
                                              of Littelfuse; and Director of
                                              Material Sciences Corporation,
                                              (a technology based manufacturer
                                              of continuously processed coated
                                              and specialty engineered
                                              materials and services) since
                                              1997; and Director of Franklin
                                              Electric Co., Inc. (a
                                              manufacturer of electronic
                                              motors) since 1994.

Michael C. Roos        President              Managing Director of Artisan
4/18/58                                       Partners; President of Artisan
                                              Distributors; prior to joining
                                              Artisan Partners in 1995, Vice
                                              President, Fidelity Investments
                                              (since 1994).

Lawrence A. Totsky     Chief Financial        Managing Director and Chief
5/6/59                 Officer, Treasurer     Financial Officer of Artisan
                       and Secretary          Partners; Secretary, Chief
                                              Financial Officer and Treasurer,
                                              Artisan Distributors; prior to
                                              joining Artisan Partners in 1998,
                                              Senior Vice President (since 1994)
                                              and Director of Mutual Fund
                                              Administration, Strong Capital
                                              Management, Inc., prior thereto.

Mark L. Yockey         Vice President         Managing Director of Artisan
6/5/56                                        Partners; Portfolio Manager of
                                              Artisan International Fund;
                                              prior to joining Artisan
                                              Partners in 1995, Portfolio
                                              Manager of the United
                                              International Growth Fund and
                                              Vice President of Waddell & Reed
                                              (investment management firm)
                                              since January 1990.

                                    B-26

Sandra Jean Voss-      Vice President         Senior Equity Trader for Artisan
Reinhardt                                     Partners; prior to joining
3/6/64                                        Artisan Partners in 1995, Equity
                                              Trader with Northwestern Mutual
                                              Life Insurance Company since
                                              January 1989.

Scott C. Satterwhite   Vice President         Managing Director of Artisan
7/15/57                                       Partners and Portfolio Co-Manager,
                                              Artisan Small Cap Value Fund;
                                              prior to joining Artisan Partners
                                              in June 1997, Senior Vice
                                              President and Portfolio Manager at
                                              Wachovia Corporation.  From 1993
                                              to 1997, Portfolio Manager of
                                              Biltmore Special Values Fund in
                                              addition to being a Personal Trust
                                              Portfolio Manager and Manager of
                                              the Georgia Personal Trust
                                              Portfolio Group.

Andrew C. Stephens     Vice President         Managing Director of Artisan
10/31/63                                      Partners, and Portfolio Manager,
                                              Artisan Mid Cap Fund; prior to
                                              joining Artisan Partners in 1997,
                                              Portfolio Co-Manager of Strong
                                              Asset Allocation Fund at Strong,
                                              February 1993 through March 1997,
                                              and Senior Research Analyst for
                                              Strong Common Stock Fund and
                                              Strong Opportunity Fund, September
                                              1994 through March 1996.

Marina T. Carlson      Vice President         Managing Director of Artisan
5/9/64                                        Partners, and Portfolio Co-
                                              Manager, Artisan Small Cap Fund;
                                              prior to joining Artisan Partners
                                              in 1999, Manager of Strong Mid Cap
                                              Disciplined Fund from its
                                              inception in December 1998 through
                                              March 1999 and Portfolio Co-
                                              Manager of Strong Opportunity Fund
                                              and Strong Common Stock Fund from
                                              1993 through December 1998.

James C. Kieffer       Vice President         Managing Director of Artisan
12/2/64                                       Partners and Portfolio Co-Manager,
                                              Artisan Small Cap Value Fund, and
                                              Vice President of Artisan Funds.
                                              From 1997 to 2000, Research
                                              Analyst for Artisan Partners;
                                              from 1996 to 1997 Research Analyst
                                              for McColl Partners; prior to
                                              McColl Partners, Research Analyst
                                              for Wachovia Investment Management
                                              since 1989.

Gregory K. Ramirez     Assistant Secretary    Controller of Artisan Partners;
7/14/70                and Assistant          Assistant Treasurer and Assistant
                       Treasurer              Secretary of Artisan Funds; prior
                                              to joining Artisan Partners in
                                              1997, Audit Manager of Price
                                              Waterhouse LLP.


                                      B-27

     The business address of the officers and directors affiliated with Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty - 401 W. Michigan Street, Milwaukee, Wisconsin 53203; and Mr. Witt - 800 E. Northwest Highway, Des Plaines, Illinois 60016.

     Mr. Ziegler and Ms. Ziegler are married to each other.

     Mr. Ziegler and Ms. Ziegler serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise many of the powers of the Board of Directors.


     The compensation paid to directors and officers of Artisan Funds for their services as such consists of an annual retainer fee in the amount of $27,000.
In addition, directors receive $1,000 for any meeting held in person and $500 for any meeting held by telephone. Compensation is paid only to directors who are not interested persons of Artisan Funds or Artisan Partners and is allocated among the series of the Artisan Funds. Artisan Funds has no retirement or pension plans.

     The following table sets forth compensation paid by Artisan Funds, Inc. during the fiscal year ended June 30, 2000 to each of the directors of the Fund.

                                         PENSION OR               TOTAL
                       AGGREGATE         RETIREMENT           COMPENSATION
                      COMPENSATION    BENEFITS ACCRUED    FROM ARTISAN FUND AND
                      FROM ARTISAN     AS PART OF FUND      FUND COMPLEX(4)
 NAME OF DIRECTOR        FUNDS            EXPENSES          PAID TO DIRECTORS
 ----------------     -----------     ----------------      -----------------

Andrew A. Ziegler       $      0            $      0             $     0
Carlene Murphy
   Ziegler                     0                   0                   0
David A. Erne             20,000                   0              20,000
Thomas R. Hefty           20,000                   0              20,000
Howard B. Witt            20,000                   0              20,000


     At October 2, 2000, the officers and directors of Artisan Funds as a group owned less than 1% of the outstanding shares of each Fund.

                             PRINCIPAL SHAREHOLDERS


     The only persons known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of any Fund (or class in the case of International Fund) as of September 30, 2000 were:

                                                              PERCENTAGE OF
                                                               OUTSTANDING
        NAME AND ADDRESS                   FUND                SHARES HELD
        ----------------                   ----                -----------


Charles Schwab & Co. Inc. <F1>     Small Cap Fund                   11%

                                   B-28

101 Montgomery Street              Mid Cap Fund - Investor Shares   49%
San Francisco, CA  94104-4122      International Fund -             54%
                                   Investor Shares
                                   Small Cap Value Fund             18%

University of Iowa Foundation      Small Cap Fund                   12%
One West Park Road
PO Box 4550
Iowa City, IA  52244-4550

The Queens Health System           Small Cap Fund                    6%
1099 Alakea Street, Suite 1100
Honolulu, HI  96812-4512

The Childrens Museum of            Small Cap Fund                    9%
Indianapolis
PO Box 3000
Indianapolis, IN  46206-3000

National Financial                 International Fund -             17%
  Services Corp. <F1>              Investor Shares
One World Financial Center         Mid Cap Fund                     23%
200 Liberty Street                 Investor Shares
New York, NY  10281-1003           Small Cap Value Fund              9%

The Professional Golfers           Small Cap Fund                    5%
   Association of America
PO Box 109601
Palm Beach Gardens, FL  33410-9601

The Harold and Arlene Schnitzer    Mid-Cap Fund -                    6%
Care Foundation                    Institutional Shares
4080 Southwest Macadan
Portland, OR  97201-6407

Northern Trust Company             Small Cap Value Fund              5%
FBO Marshfield Clinic ERP
PO Box 92956
Chicago, IL  60675-2955

National Investor Services Corp.(1) Mid Cap Fund -                   6%
55 Water Street, 32nd Floor         Investor Shares
New York, NY 10041-3299


University of Georgia Foundation   Small Cap Value Fund              5%
824 South Milledge Avenue
Athens, GA 30602-1538

Maryland National Capital Park     Small Cap Value Fund              7%
   and Planning Commission
6611 Kenilworth Avenue, Suite 100
Riverdale, MD 20737-1332

Union Bank of California           Small Cap Value Fund            6%
FBO AGC-IUOE Local 701
PO Box 85484
San Diego, CA 92186-5484

Arnot Ogden Medical Center         Mid Cap Fund -                  5%
Pension                            Institutional Shares
PO Box 1522
Elmira, NY 14902-1522

                                  B-29


FABCO                              Mid Cap Fund -                  6%
FBO Rollins, Inc. Master Trust     Institutional Shares
PO Box 105870 CTR 3144
Atlanta, GA 30348-5870

U.S. Bank NA, Custodian            Mid Cap Fund -                  5%
Sierra Health Foundation           Institutional Shares
PO Box 64010
Saint Paul, MN 55164-0010

Vermont American Corp.             Mid Cap Fund -                  5%
   Retirement Plan                 Institutional Shares
Cleveland, OH 44101-4984

Norwest Bank, MN N.A.              Mid Cap Fund -                  10%
FBO Stoel Rives LLP                Institutional Shares
PO Box 1535
Minneapolis, MN 55480-1535

The Charlotte W. Newcombe          Mid Cap Fund -                  5%
Foundation                         Institutional Shares
35 Park Place
Princeton, NJ 08542-6918

Georgia Tech Foundation, Inc.      Mid Cap Fund -                  7%
177 North Avenue                   Institutional Shares
Atlanta, GA 30332-0001


<F1> Shares are held of record on behalf of customers, and not beneficially.

                          INVESTMENT ADVISORY SERVICES

     Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to each Fund pursuant to Investment Advisory Agreements dated March 27, 1995, (Small Cap Fund); December 27, 1995 (International Fund); April 10, 1997 (Mid Cap Fund); July 31, 1997 (Small Cap Value Fund) (the "Advisory Agreements"). Artisan Partners is a Delaware limited partnership. Artisan Investment Corporation was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. Mr. Ziegler and Ms. Ziegler, as officers of Artisan Investment Corporation, manage Artisan Partners. The principal address of Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 100 Pine Street, Suite 2950, San Francisco, California, and Five Concourse Parkway NE, Suite 2120, Atlanta, Georgia 30328.

     In return for its services, each Fund pays Artisan Partners a monthly fee at the annual rate of 1% of the Fund's average daily net assets up to $500 million; .975 of 1% of average daily net assets from $500 million up to $750 million; .950 of 1% of average daily net assets from $750 million to $1 billion; and .925 of 1% of average daily net assets over $1 billion. In addition Artisan Partners has undertaken to reimburse Artisan International Fund for any ordinary operating expenses in excess of 2.50% of average net assets annually, and has undertaken to reimburse each of Artisan Small Cap Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund for any ordinary operating expenses in excess of 2.00% of average net assets over each fiscal year.

                                      B-30


     The advisory fees paid by Artisan Small Cap Fund for the fiscal years ended June 30, 2000, 1999 and 1998, were $1,763,380, $1,980,620 and $2,900,335, respectively. The investment advisory fees paid by Artisan International Fund for the fiscal years ended June 30, 2000, 1999 and 1998, were $27,952,915, $6,718,770 and $3,923,189, respectively. For the fiscal years ended June 30, 2000, 1999 and 1998, Artisan Mid Cap Fund paid investment advisory fees of $1,063,517, $229,384 and $93,853, respectively, of which $29,152 and $93,853 was waived or reimbursed by Artisan Partners in 1999 and 1998, respectively. The investment advisory fees paid by Artisan Small Cap Value Fund for the fiscal years ended June 30, 2000, 1999 and from its inception on September 29, 1997 through June 30, 1998, were $1,532,665, $511,680 and $252,397, respectively.
Each Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act of omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement.


     Each Advisory Agreement may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of each Fund who are not "interested persons" of the Fund or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the portfolio. Each Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                                 CODE OF ETHICS

     The 1940 Act and rules thereunder require that Artisan Funds, Artisan Partners and Artisan Distributors LLC ("Distributors") establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Funds might take advantage of that knowledge for their own benefit. Artisan Funds, Artisan Partners and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements.
Although the Code does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Funds from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by Artisan Funds, Artisan Partners and Distributors to detect and prevent conflicts of interest.

                                  DISTRIBUTOR


     Shares of the Funds are offered for sale by Distributors without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders. Distributors is wholly-owned by Artisan Partners. All distribution expenses relating to the Funds are paid by Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

                                      B-31

     Artisan Funds has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and any auditing and filing fees required in compliance with various state securities laws. Artisan Partners bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Funds' shares only on a best efforts basis. Distributors is located at 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202.

                             PORTFOLIO TRANSACTIONS

     Artisan Partners places the orders for the purchase and sale of each Fund's portfolio securities and options and futures contracts. Artisan Partners' overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors also may enter into the decision. These include: Artisan Partners' knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; Artisan Partners' knowledge of the financial stability of the broker or dealer selected and such other problems of any broker or dealer. Recognizing the value of these factors, a Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by Artisan Partners' staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Artisan Partners, and reports are made annually to the board of directors.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, Artisan Partners often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, Artisan Partners uses internal allocation procedures to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including Artisan Funds, to such brokers or dealers to ensure the continued receipt of research products or services Artisan Partners feels are useful. In certain instances, Artisan Partners receives from brokers and dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Artisan Partners makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners (without prior

                                      B-32

agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including Artisan Funds), while the portions of the costs attributable to non-research usage of such products or services is paid by Artisan Partners in cash. No person acting on behalf of Artisan Funds is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of Artisan Partners and not all such research products or services are used in connection with the management of Artisan Funds.


     With respect to each Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Artisan Partners also may consider the part, if any, played by the broker or dealer in bringing the security involved to Artisan Partners' attention, including investment research related to the security and provided to the Artisan Funds. During fiscal years 2000, 1999 and 1998, Artisan Small Cap Fund paid brokerage commissions of $1,733,133, $1,811,405 and $1,866,349, respectively, to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $701,949,105, $666,090,745, and $762,845,329, respectively. During fiscal years 2000, 1999, and 1998, Artisan International Fund paid brokerage commissions of $18,858,117, $4,343,103 and $2,893,523, respectively, to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $8,086,392,185, $1,558,249,458 and $885,882,850, respectively.
During fiscal years ended June 30, 2000, 1999, and 1998, Artisan Mid Cap Fund paid brokerage commissions of $851,657, $175,709 and $72,800, respectively, to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $628,119,525, $109,326,360 and $50,307,734, respectively. For the fiscal years ended June 30, 2000, 1999 and from its inception on September 29, 1997 through June 30, 1998, Artisan Small Cap Value Fund paid brokerage commissions of $580,258, $183,523 and $184,278, respectively, to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $268,124,319, $78,952,777 and $70,354,053, respectively.

                        PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the prospectus under the headings "How to Buy Shares," and "How to Sell Shares." All of that information is incorporated herein by reference.

     Shares of each Fund may be purchased or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund's NAV per share (see "Net Asset Value," below) next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

                                      B-33

     In some instances, an authorized agent or other financial services company may not charge any transaction fees directly to investors in a Fund. However, accounting and shareholder servicing services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee based on a percentage of the annual average value of those accounts. A Fund pays a portion of those fees not to exceed the estimated fees and expenses that the Fund would pay to its own transfer agent if the shares of the Fund held by such customers of the company were registered directly in their names on the books of the Fund's transfer agent. The balance of those fees is paid by Artisan Partners.

     Net Asset Value. Share purchase and redemption orders will be priced at a Fund's net asset value next computed after such orders are received and accepted by: (i) the Fund; (ii) a broker-dealer or other financial services company authorized by the Fund to accept purchase and redemption orders on the Fund's behalf; or (iii) such authorized broker-dealer's designee. The net asset value of the shares of the Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) each day the NYSE is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. The net asset value per share of the Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.


     Because each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of a Fund's net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.


     Each Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the Commission, if the NYSE is closed for other than customary weekend and holiday closings; (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                           ADDITIONAL TAX INFORMATION


     Artisan Funds intends for each Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and thus not be subject to federal income taxes on amounts which it distributes to shareholders. If Artisan Funds should fail to qualify for pass-through tax treatment under Subchapter M, then it

                                      B-34

would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Funds' shareholders.


     Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in October, November or December of the prior calendar year is deemed paid in the prior calendar year.

     You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gains are taxable to you as long-term capital gains (currently taxed at a maximum rate of 20% for individual taxpayers) regardless of the length of time you have held your shares. Long-term gains are those derived from securities held by a Fund for more than one year.

     You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

     If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

     A Fund may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds. Backup withholding may be required if:

     - You fail to furnish your properly certified social security or other tax identification number;

     - You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

     - The IRS informs the Fund that your tax identification number is incorrect.

     These certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Funds to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

     The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of a Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

                                      B-35

     In accordance with tax laws, each Fund intends to treat securities in PFICs as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses may be recognized to the extent of any gains recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

     The discussion of taxation above is not intended to be a full discussion of income tax laws and their effect on shareholders. You are encouraged to consult your own tax advisor. The foregoing information applies to U.S. shareholders. U.S. citizens residing in a foreign country should consult their tax advisors as to the tax consequences of ownership of Fund shares.

                          CUSTODIAN AND TRANSFER AGENT

     State Street Bank & Trust Company ("State Street"), 66 Brooks Drive, Braintree, MA 02184, acts as custodian of the securities and other assets of the Fund. State Street is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. State Street also performs transfer agency, dividend paying agency and portfolio accounting services for the Fund. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

                            INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 serves as the Funds' independent accountants, providing services including
(i) an audit of the annual financial statements; (ii) assistance and consultation in connection with Securities and Exchange Commission filings; and
(iii) review of the annual income tax returns filed on behalf of the Funds.

                                FINANCIAL STATEMENTS

     The financial statements and financial highlights of Artisan Funds appearing in the prospectus and this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their reports with respect thereto, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                                      B-36

ARTISAN
INTERNATIONAL FUND
(ARTIX)

Schedule of Investments - June 30, 2000

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
COMMON AND PREFERRED STOCKS - 95.4%

AUSTRALIA - 1.8%
<F1> Cable & Wireless Optus Limited -
          telecommunication services              16,150,200      $ 47,810,204
     Commonwealth Bank of Australia -
          diversified financial services           2,601,334        41,226,782
                                                                 -------------
                                                                    89,036,986

BRAZIL - 2.7%
<F1> Celular CRT Participacoes S.A. -
          telecommunication services             130,728,900        57,264,115
     Cia Riograndense Telecomunicacoes -
          Preferred - telecommunication services  93,584,900        31,653,335
     Tele Norte Leste Participacoes S.A.
          (ADR) - telecommunication services          36,240           856,177
     Tele Sudeste Celular Participacoes S.A.
          (ADR) - cellular telecommunication
          services                                    61,900         1,887,950
     Telecomunicacoes Brasileiras S.A. (ADR) -
          telecommunication services                 358,500        34,819,312
     Telecomunicacoes de Sao Paulo S.A. (ADR) -
          telecommunication services                 309,500         5,725,750
                                                                 -------------
                                                                   132,206,639

CANADA - 7.9%
<F1> AT&T Canada, Inc.<F2> -
          telecommunication services               3,924,400       130,241,025
     Clearnet Communications, Inc.<F2> -
          Class A - telecommunication services     1,961,500        54,462,274
<F1> Cognos, Inc.<F2> - computer software          1,147,400        47,473,675
     Corus Entertainment, Inc. -
          Class B - multimedia                     1,394,250        37,211,402
     Nortel Networks Corporation (ADR)<F2> -
          telecommunication equipment              1,188,300        81,101,475
     Open Text Corporation (ADR) -
          network software                           370,400         7,963,600
     Rogers Communications, Inc. -
          cable television                           985,300        27,927,929
                                                                 -------------
                                                                   386,381,380

FINLAND - 1.9%
     Helsingin Puhelin Oyj -
          telecommunication services                 273,200        26,760,558
     Nokia Corporation (ADR) -
          telecommunication equipment                891,200        44,504,300
     Sonera Corporation Oyj -
          telecommunication services                 502,500        22,907,440
                                                                 -------------
                                                                    94,172,298

FRANCE - 7.0%
     Bouygues S.A. - building and construction        35,733        23,880,017
     Club Mediterranee S.A. - recreational centers   572,207        77,518,021
     Equant N.V. - telecommunication services        673,200        27,353,496

                                       18
                                  ------------
                                    EIGHTEEN

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------

FRANCE (CONTINUED)
     Lagardere SCA - diversified operations          642,851     $  49,098,409
     Schneider Electric S.A. -
        electrical machinery                         788,389        54,945,298
     SPIR Communication (ADR) - publishing            92,325         6,928,018
     Suez-Lyonnaise des Eaux S.A. -
        building and construction                    422,450        74,007,971
     Unilog S.A. - information technology services   267,559        26,029,202
                                                                 -------------
                                                                   339,760,432

GERMANY - 4.1%
     Dresdner Bank AG - money center banks         1,211,050        49,831,786
     Endemann!! Internet AG - internet content       107,070         5,059,879
     KDG Investors L.P.<F3> - cable television     4,000,000         4,000,000
     ProSieben Media AG - television broadcaster     685,395        85,228,683
     Software AG - computer software & services      509,532        47,185,690
     United Internet AG -internet content             56,080         6,879,839
                                                                 -------------
                                                                   198,185,877
HONG KONG  - 2.8%
     China Mobile (Hong Kong) Limited -
        cellular telecommunication services       15,647,000       137,993,875

INDIA - 0.0%<F4>
     Videsh Sanchar Nigam Ltd. (GDR) -
        telecommunication services                    35,000           533,750

IRELAND - 0.8%
     Bank of Ireland - commercial bank             6,305,200        39,458,328

ITALY - 5.5%
     Autogrill SPA - restaurants                   3,134,050        33,421,521
     Autostrade Concessioni e Construzioni
        Autostrade SPA - transportation services   2,403,700        17,991,337
     Class Editori SPA - publishing                1,140,800        16,707,135
     Gucci Group NV<F2> - apparel manufacturer       564,600        53,495,850
     Ifil (Finanziaria di Partecipazioni) SPA -
        diversified operations                     3,452,850        28,679,005
     Olivetti SPA - telecommunication services    17,195,700        62,547,787
     Unicredito Italiano SPA - commercial bank    11,498,300        54,996,933
                                                                 -------------
                                                                   267,839,568


JAPAN - 16.6%
     Asatsu-DK Inc. - advertising agencies           684,700        28,070,733
     Banyu Pharmaceutical Co., Ltd. -
        pharmaceuticals                            1,965,600        48,072,496
     Canon, Inc. - office automation equipment
        & computer hardware                          622,000        30,951,983
     Daiwa Securities Group, Inc. -
        brokerage/investment banking               1,843,800        24,327,978
     Focus Systems Corporation - network software    417,300        16,832,798
     Fujitsu Limited - computer manufacturer/
        information technology services            2,473,800        85,564,736
     Future Systems Consulting Corporation -
        consulting services                              120         2,567,268
     NEC Corporation - electronic manufacturer/
        information technology services            2,310,300        72,506,473
     Nihon Unisys, Ltd. - computer integrated
        services/information technology services     978,700        19,785,228

                                       19
                                  ------------
                                    NINETEEN

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
JAPAN (CONTINUED)
     Nippon Telegraph & Telephone Corporation -
        integrated telephone services                  9,211      $122,402,436
     Nippon Television Network Corporation
        (Bonus Issue) - television broadcasting       15,850        10,337,119
     Nippon Television Network Corporation -
        television broadcasting                       25,970        16,888,272
     NTT DoCoMo, Inc. - cellular
        telecommunication services                       937        25,344,612
     Promise Co., Ltd. - consumer finance          1,188,200        93,842,103
     Takefuji Corporation - consumer finance         458,300        55,330,316
     Toho Co., Ltd. - motion pictures & services     173,400        29,514,199
     Tokyo Broadcasting System, Inc. -
        television broadcasting                    2,075,000        89,566,942
     Toyo Information Systems Co., Ltd. -
        information technology services              603,000        33,473,165
                                                                 -------------
                                                                   805,378,857

KOREA - 5.7%
     Cheil Communications, Inc. -
        advertising agencies                         293,600        38,311,965
     Korea Telecom Corporation - telecommunication
        services                                     374,500        32,982,130
     Korea Telecom Freetel - cellular
        telecommunication services                   913,842        60,894,114
     Samsung Electronics - semiconductors and
        telecommunication equipment                  319,700       105,799,688
     SK Telecom Co. Ltd. (ADR) - cellular
        telecommunication services                 1,097,600        39,856,600
                                                                 -------------
                                                                   277,844,497

LUXEMBOURG - 0.4%
     Audiofina - television                          146,623        18,897,440


MEXICO - 0.9%
     Grupo Iusacell S.A. de C.V. (ADR) -
        cellular telecommunication services          261,000         4,078,125
     Seguros Comercial America - Class B -
        multi-line insurance                         927,500         3,362,965
     Wal-Mart De Mexico - department stores       14,555,000        34,147,928
                                                                 -------------
                                                                    41,589,018

NETHERLANDS - 4.4%
     ASR Verzekeringsgroep N.V. -
        multi-line insurance                         278,000        14,411,585
     KPN N.V. - telecommunication services           546,814        24,457,741
     UnitedGlobalCom, Inc.<F2> - cable television  2,234,300       104,453,525
     VNU N.V. - publishing                           668,850        34,545,629
     Wolters Kluwer N.V. - publishing              1,333,600        35,521,959
                                                                 -------------
                                                                   213,390,439

NEW ZEALAND - 0.1%
<F1> Contact Energy Limited - electric utility     4,231,500         5,657,239

NORWAY - 0.1%
     P4 Radio Hele Norge ASA - radio stations      1,139,600         6,242,200

PORTUGAL - 0.4%
     Portugal Telecom S.A. -
        telecommunication services                 1,483,000        16,650,052

                                       20
                                  ------------
                                     TWENTY


---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
SINGAPORE - 1.7%
<F1> DBS Group Holdings Limited - money
        center banks                               4,388,707     $  56,415,342
<F1> Overseas Chinese Banking Corporation Ltd. -
        money center banks                         3,957,750        27,271,120
                                                                 -------------
                                                                    83,686,462

SPAIN - 3.3%
     Altadis, S.A. - tobacco                       3,402,988        52,273,740
     Banco Bilbao Vizcaya Argentaris, S.A. -
        money center bank                          2,766,952        41,341,200
     Banco Santander Central Hispano, S.A. -
        money center bank                          3,212,000        33,884,800
     Centros Comerciales Pryca, S.A. -
        retail hypermarkets                        2,060,740        29,491,166
     Promotora de Informaciones S.A.
        (Prisa) - multimedia                         114,200         2,649,351
                                                                 -------------
                                                                   159,640,257

SWEDEN - 1.4%
     Pharmacia Corporation<F2> - pharmaceuticals   1,211,870        62,638,531
     Utfors AB - telecommunication services          304,100         6,723,299
                                                                 -------------
                                                                    69,361,830

SWITZERLAND - 6.5%
<F1> ABB Limited - engineering services              719,454        86,111,318
     Charles Voegele Holding AG  - retail apparel    313,137        61,617,714
     Geberit International AG - building
        and construction products                     57,359        19,163,033
     Julius Baer Holding AG - Class B -
        commercial bank                               14,464        57,189,236
     UBS AG - money center banks                     640,450        93,831,637
                                                                 -------------
                                                                   317,912,938

UNITED KINGDOM - 19.4%
     Abbey National PLC - mortgage banks           7,646,200        91,398,755
     Alliance & Leicester PLC - mortgage banks     4,150,802        36,113,318
     Cable & Wireless PLC -
        telecommunication services                   784,700        13,274,342
     Carlton Communications PLC - television
        broadcaster                                4,059,600        52,211,925
     Compass Group PLC - food catering             3,268,600        43,052,471
     Diageo PLC - food and beverage producer       6,984,700        62,671,485
<F1> Global TeleSystems, Inc.<F2> -
        telecommunication services                 5,312,360        64,080,343
     Granada Group PLC - television broadcaster   10,575,100       105,607,789
     Kingfisher PLC - retail department store      6,607,711        60,138,724
     Lloyds TSB Group PLC - money center bank     14,299,623       135,013,349
     Northern Rock PLC - mortgage bank             4,210,344        21,660,278
     NTL Incorporated<F2> - cable television       1,041,400        62,353,825
     Reckitt Benckiser PLC - household products    3,062,100        34,286,142
     Royal & Sun Alliance Insurance Group PLC -
        multi-line insurance                       5,840,695        37,515,415
     Saatchi & Saatchi PLC - advertising/
        media services                            10,091,100        64,944,484
     Schroders PLC - international merchant
        banking group                              1,098,000        19,737,235
     TI Group PLC - diversified manufacturing
        operations                                   799,340         4,354,132
     Vodafone AirTouch PLC - cellular
        telecommunication services                 9,214,953        37,228,190
                                                                 -------------
                                                                   945,642,202

                                                                 -------------
     TOTAL COMMON AND PREFERRED STOCKS (Cost $4,158,898,708)     4,647,462,564


                                       21
                                  ------------
                                   TWENTY-ONE

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                    PAR               MARKET
                                                   AMOUNT             VALUE
                                                  --------           --------
SHORT TERM INVESTMENTS - 5.8%
     Repurchase agreement with State Street
     Bank and Trust Company, 5.25%, dated
     6/30/00, due 7/3/00, maturity value
     $281,155,952, collateralized by $153,013,106
     market value U.S. Treasury Bond,
     10.625%, due 8/15/2015 and $133,657,650
     market value U.S. Treasury Bond, 8.875%,
     due 2/15/2019 (Cost $281,033,000)          $281,033,000      $281,033,000
                                                                 -------------

TOTAL INVESTMENTS - 101.2% (Cost $4,439,931,708)                 4,928,495,564

OTHER ASSETS LESS LIABILITIES - (1.2)%                            (57,519,486)
                                                                 -------------

TOTAL NET ASSETS - 100.0%<F5>                                   $4,870,976,078
                                                                ==============


<F1> Non-income producing security.
<F2> Principally traded in the United States.
<F3> Private Investment Partnership which is restricted as to resale. Valued at cost which approximates market. Acquired March 6, 2000 for $4,000,000. As of June 30, 2000, the Fund is obligated to meet additional capital contributions in the amount of $6,000,000.
<F4> Represents less than 0.1% of total net assets.
<F5> Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt
(GDR) Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       22
                                  ------------
                                   TWENTY-TWO

ARTISAN
INTERNATIONAL FUND

Portfolio Diversification - June 30, 2000

                                                MARKET VALUE        PERCENTAGE
                                                ------------       ------------

     Consumer Cyclical                        $1,110,982,022             22.8%
     Consumer Non-Cyclical                       295,982,827              6.1%
     Diversified                                 183,385,204              3.8%
     Financial                                 1,028,160,463             21.1%
     Industrial                                  458,759,266              9.4%
     Technology                                  313,140,409              6.4%
     Telecommunications
        (Equipment and Services)                 802,289,579             16.5%
        Utilities                                454,762,794              9.3%
                                             ---------------      ------------
     TOTAL COMMON AND PREFERRED STOCKS         4,647,462,564             95.4%
     Total short-term investments                281,033,000              5.8%
                                             ---------------      ------------
     TOTAL INVESTMENTS                         4,928,495,564            101.2%
     OTHER ASSETS LESS LIABILITIES              (57,519,486)            (1.2%)
                                             ---------------      ------------
     TOTAL NET ASSETS                        $ 4,870,976,078            100.0%
                                             ===============      ============

    The accompanying notes are an integral part of the financial statements.

                                       23
                                  ------------
                                  TWENTY-THREE

ARTISAN
MID CAP FUND
(ARTMX)

Schedule of Investments - June 30, 2000
                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
COMMON STOCKS - 95.1%

BASIC MATERIALS - 3.7%
     CHEMICAL MANUFACTURING - 1.2%
        Minerals Technologies, Inc. - synthetic
        and specialty mineral products                60,700      $  2,792,200

CONTAINERS & PACKAGING - 2.5%
<F1> Sealed-Air Corporation -
        specialty packaging                           72,800         3,812,900
<F1> Smurfit Stone Container Corporation -
        packaging products                           134,200         1,727,825
                                                                  ------------
                                                                     5,540,725
CAPITAL GOODS - 9.3%
     MISCELLANEOUS CAPITAL GOODS - 7.8%
     American Power Conversion Corporation -
        uninterruptible power supplies               121,300         4,950,556
<F1> Capstone Turbine Corporation - electric
        and heat generator manufacturer                9,300           419,081
<F1> Mettler-Toledo International, Inc. -
        precision weighing instruments               114,000         4,560,000
<F1> SPX Corporation - diversified industrial
        and electrical products and services          36,000         4,353,750
<F1> Zebra Technologies Corporation - thermal
        bar code printer manufacturer                 73,900         3,274,694
                                                                  ------------
                                                                    17,558,081

     SCIENTIFIC & TECHNICAL INSTRUMENTS - 1.5%
<F1> Varian, Inc. - scientific instruments
        and equipment                                 74,000         3,413,250

CONSUMER CYCLICAL - 3.2%
     APPLIANCE & TOOL - 1.1%
        Danaher Corporation - industrial tools
        and process/environmental controls            46,900         2,318,619

     AUDIO & VIDEO EQUIPMENT - 1.1%
        Harman International Industries, Inc. -
        high fidelity audio product manufacturer      41,600         2,537,600

     AUTO & TRUCK PARTS - 1.0%
<F1> Lear Corporation - independent
        automotive supplier                          114,600         2,292,000

CONSUMER NON-CYCLICAL - 2.4%
     OFFICE SUPPLIES - 2.4%
<F1> United Stationers, Inc. - business
        products wholesaler                          169,500         5,487,563

                                       24
                                  ------------
                                  TWENTY-FOUR

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
ENERGY - 7.2%
     OIL & GAS OPERATIONS - 3.4%
     Devon Energy Corporation - natural
        gas and exploration company                   55,800      $  3,135,262
     Dynegy, Inc. - independent power
        producer and energy marketer                  65,000         4,440,313
                                                                  ------------
                                                                     7,575,575

     OIL WELL SERVICES & EQUIPMENT - 3.8%
<F1> Nabors Industries, Inc. - contract land
        drilling services                            112,500         4,675,781
     Weatherford International, Inc. - diversified
        energy services                              101,000         4,021,063
                                                                  ------------
                                                                     8,696,844
FINANCIAL - 8.3%
     INSURANCE (ACCIDENT & HEALTH) - 1.8%
<F1> Wellpoint Health Networks, Inc. -
        managed healthcare company                    56,800         4,114,450

     INSURANCE (LIFE) - 2.3%
     Lincoln National Corporation - insurance
        and investment management                     31,200         1,127,100
     ReliaStar Financial Corporation - insurance
        and annuity provider                          79,200         4,153,050
                                                                  ------------
                                                                     5,280,150

     INSURANCE (PROPERTY & CASUALTY) - 1.4%
     ACE Limited - insurance and
        reinsurance products                         110,000         3,080,000

     INVESTMENT SERVICES - 1.5%
     Neuberger Berman, Inc. -
        investment management                         73,800         3,431,700

     S&LS/SAVINGS BANKS - 1.3%
     Charter One Financial, Inc. -
        savings and loan                             121,445         2,793,235

HEALTHCARE - 6.8%
     BIOTECHNOLOGY & DRUGS - 6.8%
<F1> Affymetrix, Inc. - DNA chip technology           16,300         2,691,537
<F1> ALZA Corporation - research based
        pharmaceutical company                        56,800         3,358,300
     Pe Corporation-Celera Genomics Group -
        genomic information for biological p
        rocesses                                      19,500         1,823,250
<F1> Pharmacopeia, Inc. - drug discovery and
        chemical development products                 44,000         2,040,500
<F1> Watson Pharmaceuticals, Inc. -
        development of branded and off-patent
        pharmaceutical products                       99,000         5,321,250
                                                                  ------------
                                                                    15,234,837

REAL ESTATE INVESTMENT TRUSTS - 0.1%
     HealthCare Financial Partners REIT, Inc.,
        144A - healthcare-related
        real estate investments                        9,160           137,400

SERVICES - 5.1%
     BROADCASTING & CABLE TV - 2.0%
<F1> Adelphia Communications Corporation -
        cable television operator                     96,022         4,501,031

     BUSINESS SERVICES - 1.8%
     Manpower, Inc. - U.S. and European
        temporary staffing firm                      124,700         3,990,400

     RETAIL (TECHNOLOGY) - 1.3%
        InterTAN, Inc. - electronics retailer        253,400         2,977,450

                                       25
                                  ------------
                                  TWENTY-FIVE

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
TECHNOLOGY - 30.8%
     COMPUTER HARDWARE - 2.5%
<F1> Handspring, Inc. - expandable handheld
        computer manufacturer                         43,500      $  1,174,500
<F1> MIPS Technologies, Inc. -  Class A -
        designer of high-performance processors       30,800         1,309,000
<F1> MIPS Technologies, Inc. -  Class B -
        designer of high-performance processors       80,200         3,087,700
                                                                  ------------
                                                                     5,571,200

     COMPUTER SERVICES - 7.1%
     Exodus Communications, Inc. - web hosting
        services                                      87,200         4,016,650
<F1> Fiserv, Inc. - administrative processing
        for financial institutions                    86,200         3,728,150
<F1> Freemarkets, Inc. - online marketplace
        for industrial parts, commodities
        and services                                  22,800         1,081,575
<F1> SunGard Data Systems, Inc. - recordkeeping
        software and systems for investment
        management                                   228,000         7,068,000
                                                                  ------------
                                                                    15,894,375

     ELECTRONIC INSTRUMENTS & CONTROLS - 7.7%
<F1> Advanced Energy Industries, Inc. - developer
        of power conversion and control systems       65,000         3,830,937
     Sanmina Corporation - integrated electronic
        manufacturing services                        54,600         4,668,300
     Tektronix, Inc. - electronic measurement and
        video-conferencing products                   60,900         4,506,600
<F1> Viasystems Group, Inc. - electronic
        manufacturing services                       263,900         4,271,881
                                                                  ------------
                                                                    17,277,718

     SCIENTIFIC & TECHNICAL INSTRUMENTS - 2.4%
<F1> Veeco Instruments, Inc. - metrology
        and process equipment manufacturer            74,000         5,420,500

     SEMICONDUCTORS - 7.3%
<F1> Integrated Device Technology, Inc. -
        semiconductor designer/manufacturer          112,800         6,753,900
<F1> National Semiconductor Corporation -
        semiconductor designer/manufacturer          127,600         7,241,300
     SDL, Inc. - optical components manufacturer       8,900         2,538,169
                                                                  ------------
                                                                    16,533,369

     SOFTWARE & PROGRAMMING - 3.8%
     Allaire Corporation - internet software
        tools and applications                        78,200         2,873,850
<F1> Cadence Design Systems, Inc. - electronic
        design automation provider                   119,300         2,430,737
<F1> Retek, Inc. - web-based software for the
        retail industry                              101,400         3,244,800
                                                                  ------------
                                                                     8,549,387
TELECOMMUNICATIONS - 10.7%
     COMMUNICATIONS EQUIPMENT - 2.9%
<F1> Polycom, Inc. - audio and videoconferencing
        equipment                                     42,800         4,027,213
     Powerwave Technologies, Inc. - power
        amplifiers for wireless communications        55,900         2,459,600
                                                                  ------------
                                                                     6,486,813
     COMMUNICATION SERVICES - 7.8%
<F1> Citizens Communications Company - rural
        telecommunication services                   330,900         5,708,025
     Nextlink Communications, Inc. -
        telecommunication services                    43,400         1,646,488
<F1> Voicestream Wireless Corporation -
        telecommunication services                    54,600         6,349,809
<F1> Western Wireless Corporation -
        telecommunication services                    69,600         3,793,200
                                                                  ------------
                                                                    17,497,522

                                       26
                                  ------------
                                   TWENTY-SIX

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
UTILITIES - 7.5%
     ELECTRIC UTILITIES - 2.8%
     Calpine Corporation - power
        generation facilities                         42,600      $  2,800,950
<F1> NRG Energy, Inc. - power generation
        facilities                                   198,300         3,618,975
                                                                  ------------
                                                                     6,419,925

     NATURAL GAS UTILITIES - 4.7%
     Keyspan Corporation - energy services            95,000         2,921,250
     Kinder Morgan, Inc. - energy services           220,000         7,603,750
                                                                  ------------
                                                                    10,525,000

                                                                  ------------
TOTAL COMMON STOCKS (Cost $169,901,522)                            213,928,919

WARRANTS - 0.0%
     HealthCare Financial Partners REIT,
        expires 4/28/01 - (Cost $0)                    3,664                 -

                                                      Par
                                                     Amount
                                                  ------------
SHORT TERM INVESTMENTS - 5.3%
     Repurchase Agreement with State Street Bank
        and Trust Company, 5.25%, dated 6/30/00,
        due 7/3/00, maturity value $11,906,207,
        collateralized by $12,141,806 market
        value U.S. Treasury Bond, 10.625%,
        due 8/15/2015, (Cost $11,901,000)        $11,901,000        11,901,000
                                                                  ------------

TOTAL INVESTMENTS - 100.4% (Cost $181,802,522)                     225,829,919

OTHER ASSETS LESS LIABILITIES - (0.4)%                               (851,044)
                                                                  ------------

TOTAL NET ASSETS - 100.0%<F2>                                     $224,978,875
                                                                  ============

<F1> Non-income producing securities.
<F2> Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                       27
                                  ------------
                                  TWENTY-SEVEN

ARTISAN
SMALL CAP FUND
(ARTSX)

Schedule of Investments - June 30, 2000
                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
COMMON STOCKS - 97.5%

BASIC MATERIALS - 1.1%
     CONTAINERS & PACKAGING - 1.1%
     AptarGroup, Inc. - pumps, valves and
        closures for consumer packaging               75,600      $  2,041,200

CAPITAL GOODS - 1.5%
     AEROSPACE & DEFENSE - 1.5%
<F1> Alliant Techsystems, Inc. - defense
        electronics systems                           42,300         2,852,606

CONSUMER NON-CYCLICAL - 3.6%
     CROPS - 1.4%
     Delta & Pine Land Company - cotton and
        soybean seed producer                        103,500         2,593,969

     OFFICE SUPPLIES - 0.9%
<F1> Daisytek International Corporation - office
        products supply distributor                  171,100         1,614,756

     PERSONAL & HOUSEHOLD PRODUCTS - 1.3%
<F1> Playtex Products, Inc. - personal
        care products                                222,500         2,517,031

ENERGY - 6.8%
     OIL & GAS OPERATIONS - 3.2%
<F1> Chieftain International, Inc. - oil
        and gas exploration and production           117,600         2,241,750
<F1> Newfield Exploration Company - oil and
        gas exploration and production                36,300         1,420,237
     Pogo Producing Company - oil and gas
        exploration and production                   103,030         2,279,539
                                                                  ------------
                                                                     5,941,526

     OIL WELL SERVICES & EQUIPMENT - 3.6%
<F1> Newpark Resources, Inc. - oil and gas
        environmental management                     230,000         2,170,625
        and construction services
<F1> Pride International, Inc. - oil and
        gas contract drilling services               100,300         2,482,425
<F1> Varco International, Inc. - oil and gas
        technical services                            89,500         2,080,875
                                                                  ------------
                                                                     6,733,925

FINANCIAL -  6.3%
     INSURANCE (LIFE) - 3.5%
     Reinsurance Group of America, Inc. -
        life reinsurance writer                       87,400         2,632,925
     StanCorp Financial Group, Inc. - group
        disability and life insurance                117,900         3,787,538
                                                                  ------------
                                                                     6,420,463

     REGIONAL BANKS - 2.8%
     Community First Bankshares, Inc. -
        North Dakota-based bank holding company      132,600         2,163,037
<F1> Silicon Valley Bancshares - Silicon
        Valley-based bank holding company             43,300         1,845,662
     Sterling Bancshares, Inc. - Houston-based
        bank holding company                         108,300         1,170,994
                                                                  ------------
                                                                     5,179,693

                                       28
                                  ------------
                                  TWENTY-EIGHT

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
HEALTHCARE - 9.4%
     BIOTECHNOLOGY & DRUGS - 8.5%
<F1> Barr Laboratories, Inc. - pharmaceutical
        developer and manufacturer                    92,250      $  4,133,953
<F1> Caremark Rx, Inc. - pharmacy benefit
        services                                     406,300         2,767,919
     Dexter Corporation - specialty chemicals         28,092         1,348,416
<F1> Invitrogen Corporation - research tools
        for biotechnology industry                    27,200         2,045,525
<F1> Medicis Pharmaceutical Corporation -
        specialty pharmaceuticals for
        dermatology                                   55,400         3,157,800
<F1> Pharmaceutical Product Development, Inc. -
        product development services for the
        pharmaceutical industry                      111,300         2,337,300
                                                                  ------------
                                                                    15,790,913

     MEDICAL EQUIPMENT & SUPPLIES - 0.9%
<F1> SonoSite, Inc. - handheld
        ultrasonic imaging devices                    56,500         1,627,906

REAL ESTATE INVESTMENT TRUSTS - 1.6%
     HealthCare Financial Partners REIT, Inc.,
        144A - healthcare-related real
        estate investments                           199,320         2,989,800

SERVICES - 23.4%
     BROADCASTING & CABLE TV - 1.5%
<F1> Spanish Broadcasting System, Inc. -
        Spanish language radio broadcaster           135,000         2,775,938

     BUSINESS SERVICES - 7.7%
<F1> Bell & Howell Company - imaging and
        information services and systems             110,900         2,689,325
<F1> ChoicePoint, Inc. - risk management services
        to the insurance industry                     59,400         2,643,300
<F1> F.Y.I., Inc. - document management services      90,100         3,035,244
<F1> Modis Professional Services, Inc. -
        information technology services              323,990         2,875,411
<F1> NCO Group, Inc. - accounts receivable
        management                                   127,600         2,950,750
                                                                  ------------
                                                                    14,194,030

     PRINTING & PUBLISHING - 2.9%
<F1> Martha Stewart Living Omnimedia, Inc. -
        lifestyle publisher and merchandiser         140,160         3,083,520
     Penton Media, Inc. - trade publications
        and trade shows                               63,300         2,215,500
                                                                  ------------
                                                                     5,299,020
     RECREATIONAL ACTIVITIES - 1.4%
<F1> Steiner Leisure Limited - spa service provider  115,209         2,606,604

     RESTAURANTS - 1.5%
     Morrison Management Specialists, Inc. -
        food service to healthcare institutions       98,880         2,787,180

     RETAIL (APPAREL) - 1.6%
<F1> Men's Wearhouse, Inc. - mens fashion retailer   133,800         2,985,412

     RETAIL (DRUGS) - 1.4%
<F1> Duane Reade, Inc. - retail drugstore operator   104,000         2,678,000

     RETAIL (SPECIALTY) - 2.6%
     Haverty Furniture Companies, Inc. - home
        furnishings retailer                         205,400         1,745,900
<F1> ShopKo Stores, Inc. - discount
        department stores                            198,830         3,057,011
                                                                  ------------
                                                                     4,802,911

                                       29
                                  ------------
                                  TWENTY-NINE

SCHEDULE OF INVESTMENTS
                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
SERVICES (CONTINUED)
     RETAIL (TECHNOLOGY) - 1.7%
<F1> InterTAN, Inc. - consumer electronics
        retailer                                     272,950      $  3,207,163

     SCHOOLS - 0.8%
<F1> Career Education Corporation - for-profit
        post-secondary education provider             28,800         1,396,800

     SECURITY SYSTEMS & SERVICES - 0.3%
<F1> Interlogix, Inc. - security, fire protection
        and access control systems                    43,510           598,262

TECHNOLOGY - 27.5%
     COMPUTER NETWORKS - 1.4%
<F1> Globix Corporation - high-end
        Internet-solutions provider                   85,300         2,500,356

     COMPUTER PERIPHERALS - 1.9%
<F1> Apex, Inc. - switching systems for
        client/server computing                       80,800         3,535,000

     COMPUTER SERVICES - 3.2%
<F1> iGate Capital Corporation - information
        technology services                          177,500         2,440,625
<F1> Technology Solutions Company - information
        technology services                          553,844         3,426,910
                                                                  ------------
                                                                     5,867,535

     ELECTRONIC INSTRUMENTS & CONTROLS - 3.8%
<F1> Littelfuse, Inc. - circuit protection devices    56,100         2,748,900
<F1> Manufacturers Services Limited -
        contract manufacturing for the
        electronics industry                          45,000           925,313
<F1> Rayovac Corporation - battery manufacturer      153,600         3,436,800
                                                                  ------------
                                                                     7,111,013

     SCIENTIFIC & TECHNICAL INSTRUMENTS - 1.8%
<F1> Veeco Instruments, Inc. - metrology and
        process equipment manufacturer                45,800         3,354,850

     SEMICONDUCTORS - 4.5%
<F1> Actel Corporation - programmable logic
        devices for semiconductor manufacturing       60,800         2,774,000
<F1> Galileo Technology Limited - digital
        semiconductor devices                        139,635         3,002,152
<F1> Photronics, Inc. - semiconductor photomasks      89,700         2,545,237
                                                                  ------------
                                                                     8,321,389

     SOFTWARE & PROGRAMMING - 10.9%
<F1> Aspect Communications Corporation - customer
        interaction software                          65,500         2,574,969
<F1> AVT Corporation - computer-telephony solutions  186,600         1,376,175
<F1> Clarus Corporation - web-based procurement
        software                                      69,800         2,713,475
<F1> Peregrine Systems, Inc. - organizational
        infrastructure software                       82,750         2,870,391
<F1> Progress Software Corporation - software
        application development tools                184,500         3,309,469
<F1> Structural Dynamics Research Corporation -
        design automation software                   209,200         3,151,075
<F1> Systems & Computer Technology - information
        technology outsourcing                       172,820         3,456,400
<F1> Visual Networks, Inc. - network
        management solutions                          29,400           773,345
                                                                  ------------
                                                                    20,225,299

                                       30
                                     ------
                                     THIRTY

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
TELECOMMUNICATIONS - 12.6%
     COMMUNICATION EQUIPMENT - 7.7%
<F1> Com21, Inc. - cable broadband access products   122,300      $  3,057,500
<F1> Paradyne Networks, Inc. - network
        access products                               93,180         3,034,174
<F1> PC-Tel, Inc. - software-based
        connectivity solutions                        79,800         3,032,400
<F1> Spectrian Corporation - wireless
        communications infrastructure equipment      125,000         2,078,125
<F1> Tekelec - data network switching and
        diagnostic systems                            65,340         3,148,571
                                                                  ------------
                                                                    14,350,770

     COMMUNICATION SERVICES - 4.9%
<F1> Alamosa PCS Holdings, Inc. - Sprint-branded
        wireless communications services provider     60,300         1,258,762
<F1> Clearnet Communications, Inc. - wireless
        communications services provider              86,250         2,394,785
<F1> Commonwealth Telephone Enterprises, Inc. -
        independent local phone company               42,600         2,004,863
<F1> Motient Corporation - wireless communications
        services provider                            214,100         3,358,694
                                                                  ------------
                                                                     9,017,104
TRANSPORTATION - 1.9%
     AIRLINE - 0.5%
<F1> Atlantic Coast Airlines Holdings, Inc. -
        regional airline service                      29,300           930,275

     TRUCKING - 1.4%
     Werner Enterprises, Inc. - nationwide
        truckload carrier                            220,140         2,545,369

UTILITIES - 1.8%
     NATURAL GAS UTILITIES - 1.8%
     Energen Corporation - natural gas distributor   156,600         3,415,838

                                                                  ------------
TOTAL COMMON STOCKS (Cost $159,072,469)                            180,809,906

WARRANTS - 0.0%
     HealthCare Financial Partners REIT,
        expires 4/28/01 (Cost $0)                     79,728                 -

                                                      Par
                                                    Amount
                                                 ------------
SHORT TERM INVESTMENTS - 3.3%
     Repurchase agreement with State Street Bank
        and Trust Company, 5.25%, dated 6/30/00,
        due 7/3/00, maturity value $6,147,688,
        collateralized by $6,269,331 market
        value U.S. Treasury Bond, 8.875%, due
        2/15/19 (Cost $6,145,000)                 $6,145,000         6,145,000
                                                                  ------------

TOTAL INVESTMENTS - 100.8% (Cost $165,217,469)                     186,954,906

OTHER ASSETS LESS LIABILITIES - (0.8%)                             (1,562,164)
                                                                  ------------

TOTAL NET ASSETS - 100.0%<F2>                                     $185,392,742
                                                                  ============

<F1> Non-income producing securities.
<F2> Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                       31
                                   ----------
                                   THIRTY-ONE

ARTISAN
SMALL CAP VALUE FUND
(ARTVX)

Schedule of Investments - June 30, 2000
                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
COMMON STOCKS - 94.7%

BASIC MATERIALS - 16.8%
     CHEMICAL MANUFACTURING - 1.7%
<F1> American Pacific Corporation - specialty
        chemicals for aerospace and defense          193,100      $  1,086,187
<F1> CFC International, Inc. - specialty
        chemical coatings                            100,100           775,775
     Minerals Technologies, Inc. -
        synthetic & specialty mineral products        57,100         2,626,600
                                                                  ------------
                                                                     4,488,562

     CONTAINERS & PACKAGING - 1.4%
     Greif Brothers Corporation - Class A -
        shipping containers and packaging
        manufacturer                                 114,700         3,527,025

     FABRICATED PLASTIC & RUBBER - 2.4%
     Carlisle Companies, Inc. - diversified
        manufacturer of durable products             137,700         6,196,500

     IRON & STEEL - 3.4%
     AK Steel Holding Corporation - flat
        rolled carbon steel manufacturer             325,300         2,602,400
     Intermet Corporation - iron and
        aluminum castings                            302,300         2,078,312
     Roanoke Electronic Steel Corporation -
        fabricated steel products                    149,800         1,872,500
     Schnitzer Steel Industries, Inc. - Class A -
        steel scrap processor and
        minimill operation                           153,700         2,439,987
                                                                  ------------
                                                                     8,993,199

     METAL MINING - 2.2%
     Cleveland-Cliffs, Inc. - iron ore supplier      222,300         5,738,119

     MISCELLANEOUS FABRICATED PRODUCTS - 5.7%
<F1> Barnett, Inc. - distributor of plumbing,
        electrical and hardware products             305,500         3,131,375
     Kaydon Corporation - custom-engineered
        industrial products                          213,400         4,481,400
<F1> L.B. Foster Company - Class A - rail and
        construction supplies manufacturer           189,700           604,669
<F1> Mueller Industries, Inc. - plumbing
        products manufacturer                        240,700         6,739,600
                                                                  ------------
                                                                    14,957,044

CAPITAL GOODS - 15.6%
     AEROSPACE & DEFENSE - 1.0%
     Primex Technologies, Inc. -
        ordnance & aerospace contractor
        and manufacturer                             122,700         2,699,400
     CONSTRUCTION (SUPPLIES & FIXTURES) - 0.4%
     Insteel Industries, Inc. - steel wire
        products manufacturer                        159,800           988,762


                                       32
                                   ----------
                                   THIRTY-TWO

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
CAPITAL GOODS (CONTINUED)
     CONSTRUCTION (RAW MATERIALS) - 1.2%
     Centex Construction Products, Inc. - cement
        and gypsum wallboard manufacturer            139,400      $  3,162,637

     CONSTRUCTION SERVICES - 4.5%
<F1> EMCOR Group, Inc. - mechanical and
        electrical contractor                        270,500         6,272,219
<F1> Jacobs Engineering Group, Inc. - engineering
        and construction                             171,900         5,618,981
                                                                  ------------
                                                                    11,891,200

     MISCELLANEOUS CAPITAL GOODS - 7.2%
     Briggs & Stratton Corporation - manufacturer
        of air-cooled gasoline engines               108,700         3,722,975
     Franklin Electric Company - electric
        motor manufacturer                            21,200         1,436,300
     Lincoln Electric Holdings, Inc. -
        welding products                             268,600         3,827,550
     Regal-Beloit Corporation - electrical
        equipment manufacturer                       302,500         4,858,906
     Smith Investment Company - multi-industry
        holding company                               16,000           720,000
     Tecumseh Products Company - pump, compressor
        and engine component manufacturer             48,300         1,844,456
     Thomas Industries, Inc. - compressor
        and vacuum pump manufacturer                 109,800         1,942,087
     Twin Disc, Inc. - heavy-duty power
        transmission equipment manufacturer           25,500           435,094
                                                                  ------------
                                                                    18,787,368

     MOBILE HOMES & RVS - 1.3%
<F1> Champion Enterprises, Inc. - manufactured
        housing                                      226,400         1,103,700
     Fleetwood Enterprises, Inc. - manufactured
        housing and recreational vehicle
        manufacturer                                 151,500         2,158,875
                                                                  ------------
                                                                     3,262,575
CONSUMER CYCLICAL - 14.9%
     APPAREL/ACCESSORIES - 2.9%
     Guilford Mills, Inc. - knit textile
        fabrics producer                             307,900         1,308,575
     Kellwood Company - apparel & soft goods
        manufacturer                                 186,000         3,929,250
     Velcro Industries, N.V. - manufacturer of
        Velcro brand fasteners                       210,000         2,310,000
                                                                  ------------
                                                                     7,547,825

     AUTO & TRUCK PARTS - 7.4%
     BorgWarner, Inc. - engineered automotive
        systems and components                       147,600         5,184,450
     CLARCOR, Inc. - filtration products             273,800         5,441,775
     Modine Manufacturing Co. - heat exchangers
        and systems manufacturer                     233,600         6,307,200
     Superior Industries International, Inc. -
        designer & manufacturer of motor
        vehicle parts                                 94,900         2,443,675
                                                                  ------------
                                                                    19,377,100
     FOOTWEAR - 1.9%
     Justin Industries, Inc. - western wear and
        building products                            196,000         4,287,500
<F1> R.G. Barry Corporation - specialized comfort
        footwear manufacturer                        198,500           769,187
                                                                  ------------
                                                                     5,056,687

     FURNITURE & FIXTURES - 1.3%
     Chromcraft Revington, Inc. - manufacturer
        of residential and commercial furniture       39,000           453,375
     Kimball International, Inc. - diversified
        furniture manufacturer                       189,600         2,796,600
                                                                  ------------
                                                                     3,249,975

     RECREATIONAL PRODUCTS - 1.4%
     Arctic Cat, Inc. - snowmobile and all-terrain
        vehicle manufacturer                         308,500         3,663,438
                                       33
                                  ------------
                                  THIRTY-THREE

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
CONSUMER NON-CYCLICAL - 0.8%
     FOOD PROCESSING - 0.5%
<F1> Ralcorp Holdings, Inc. - manufacturer
        of private label food products                99,300      $  1,216,425

     TOBACCO - 0.3%
<F1> M&F Worldwide Corporation -
        flavorings producer                          146,700           825,188

ENERGY - 10.4%
     OIL & GAS OPERATIONS - 10.4%
<F1> Barrett Resources Corporation -
        oil and natural gas exploration/production   110,900         3,375,519
     Cabot Oil & Gas Corporation - Class A -
        natural gas exploration/production           217,900         4,616,756
<F1> Forest Oil Corporation - oil and natural gas
        exploration/production                       339,217         5,406,271
<F1> Nuevo Energy Company - oil and natural gas
        exploration/production                       139,200         2,627,400
<F1> Prima Energy Corporation - oil and natural
        gas exploration/production                    36,750         1,966,125
<F1> Pure Resources, Inc. - oil and natural gas
        exploration/production                        75,789         1,354,728
<F1> Santa Fe Snyder - oil and natural gas
        exploration/production                       317,800         3,614,975
<F1> Tom Brown, Inc. - oil and natural
        gas exploration                              189,800         4,377,263
                                                                  ------------
                                                                    27,339,037

FINANCIAL - 19.5%
     CONSUMER FINANCIAL SERVICES - 2.5%
     White Mountains Insurance Group, Ltd. -
        insurance and mortgage banking                41,100         6,576,000

     INSURANCE (LIFE) - 2.5%
     Annuity and Life RE (Holdings), Ltd. -
        life and annuity reinsurance                 176,200         4,316,900
     Scottish Annuity & Life Holdings, Ltd. -
        life and annuity reinsurance                 278,300         2,330,763
                                                                  ------------
                                                                     6,647,663

     INSURANCE (MISCELLANEOUS) - 2.3%
     Hilb, Rogal & Hamilton Company -
        insurance broker                             175,800         6,098,063

     INSURANCE (PROPERTY & CASUALTY) - 7.1%
<F1> Acceptance Insurance Companies -
        crop insurance                               124,200           621,000
<F1> Arch Capital Group, Ltd. - reinsurance
        products and services                        166,100         2,481,119
     First American Financial Corporation -
        property title insurer                       192,100         2,749,431
     IPC Holdings, Ltd. - catastrophe reinsurer      188,900         2,644,600
<F1> Markel Corporation - specialty
        insurance products and services               19,600         2,775,850
<F1> PICO Holdings, Inc. - property and
        casualty insurance                           176,400         2,480,625
<F1> Stewart Information Services Corporation -
        property title insurer                       329,900         4,824,788
                                                                  ------------
                                                                    18,577,413

     INVESTMENT SERVICES - 2.0%
     John Nuveen Company - investment
     management services                             124,900         5,237,994

     MISCELLANEOUS FINANCIAL SERVICES - 1.0%
     Capital Southwest Corporation -
        closed-end venture capital
        investment company                            40,600         2,476,600

     S&LS/SAVINGS BANKS - 2.1%
     John Hancock Bank & Thrift Opportunity Fund -
        closed-end investment company                741,500         4,958,781
     The Somerset Group, Inc. - investment services   18,700           409,063
                                                                  ------------
                                                                     5,367,844

                                       34
                                  -----------
                                  THIRTY-FOUR

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
HEALTHCARE - 1.7%
     HEALTHCARE FACILITIES - 1.7%
<F1> America Service Group, Inc. - managed
        healthcare services                           90,100      $  1,847,050
<F1> Manor Care, Inc. - healthcare service provider  179,000         1,253,000
<F1> National Dentex Corporation - dental
        laboratory operator                           82,900         1,398,938
                                                                  ------------
                                                                     4,498,988
REAL ESTATE INVESTMENT TRUSTS - 0.6%
     Asset Investors Corporation - manufactured
        housing communities                           87,500         1,033,594
     Healthcare Financial Partners REIT, Inc.,
        144A - healthcare-related real estate
        investments                                   31,405           471,075
                                                                  ------------
                                                                     1,504,669

SERVICES - 8.2%
     ADVERTISING - 4.2%
<F1> ADVO, Inc. - direct mail marketing services     165,300         6,942,600
     Grey Advertising, Inc. - advertising agency       8,021         4,042,584
                                                                  ------------
                                                                    10,985,184

     BUSINESS SERVICES - 1.3%
<F1> Craig Corporation - Class A Preference -
        movie theatres owner/operator                 81,200           309,575
        Midas, Inc. - automotive repair services     151,900         3,038,000
                                                                  ------------
                                                                     3,347,575
     PRINTING & PUBLISHING - 0.6%
     Courier Corporation - book manufacturer          59,200         1,672,400

     RETAIL (APPAREL) - 1.9%
<F1> Footstar, Inc. - athletic and casual
        footwear retailer                            111,700         3,714,025
<F1> Polo Ralph Lauren Corporation - premium
        apparel designer/manufacturer                 85,500         1,218,375
                                                                  ------------
                                                                     4,932,400
     WASTE MANAGEMENT SERVICES - 0.2%
     Sevenson Environmental Services, Inc. -
        hazardous waste remediation                   37,800           415,800

TECHNOLOGY - 4.1%
     COMPUTER PERIPHERALS - 0.2%
     Astro-Med, Inc. - medical instrumentation/
        specialty printers                            96,800           532,400

     ELECTRONIC INSTRUMENTS & CONTROLS - 3.5%
<F1> Genlyte Group, Inc. - commercial,
        industrial and residential lighting          336,900         7,095,956
<F1> Powell Industries, Inc. - electrical
        equipment manufacturer                       208,000         2,028,000
                                                                  ------------
                                                                     9,123,956

     SOFTWARE & PROGRAMMING - 0.4%
     Timberline Software Corporation -
        computer software developer                  167,600         1,225,575

                                       35
                                  ------------
                                  THIRTY-FIVE

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
TRANSPORTATION - 0.9%
     MISCELLANEOUS TRANSPORTATION - 0.3%
<F1> Aviall, Inc. - aviation parts distributor       170,430          $841,498

     TRUCKING - 0.6%
     USFreightways Corporation -
        global transportation                         57,700         1,417,256

UTILITIES - 1.2%
     NATURAL GAS UTILITIES - 1.2%
     UGI Corporation - distributor of natural
        gas, electricity and propane                 156,800         3,214,400

                                                                  ------------
TOTAL COMMON STOCKS (Cost $243,444,124)                            247,661,744

WARRANTS - 0.0%
     Healthcare Financial Partners REIT,
        expires 4/28/01 (Cost $0)                     12,562                 -

                                                       PAR
                                                     AMOUNT
                                                    --------
SHORT TERM INVESTMENTS - 5.9%
     Repurchase agreement with State Street
        Bank and Trust Company, 5.25%, dated
        06/30/2000, due 7/3/2000, maturity value
        $15,419,743, collateralized by $15,727,994
        market value U.S. Treasury Bond, 10.625%
        due 08/15/2015 (Cost $15,413,000)        $15,413,000        15,413,000
                                                                 -------------

TOTAL INVESTMENTS - 100.6% (Cost $258,857,124)                     263,074,744

OTHER ASSETS LESS LIABILITIES - (0.6%)                             (1,417,740)
                                                                 -------------

TOTAL NET ASSETS - 100.0%<F2>                                     $261,657,004
                                                                 =============


<F1> Non-income producing securities.
<F2> Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                       36
                                   ----------
                                   THIRTY-SIX

                              FINANCIAL STATEMENTS

                                       37
                                 -------------
                                  THIRTY-SEVEN

ARTISAN FUNDS, INC.
Statements of Assets & Liabilities - June 30, 2000


                                              INTERNATIONAL          MID CAP            SMALL CAP           SMALL CAP
                                                  FUND                FUND                FUND             VALUE FUND
                                             ---------------     ---------------     ---------------     ---------------
ASSETS:
Investments in securities, at value          $4,928,495,564       $  225,829,919       $ 186,954,906       $ 263,074,744
Cash                                                    641                  594                 776                 492
Receivable from investments sold                 36,445,332            6,595,785           2,783,187             392,537
Receivable from forward currency contracts      117,287,872                    -                   -                   -
Receivable from fund shares sold                 59,544,976              671,637             338,850             425,963
Interest receivable                                  40,984                1,735                 896               2,248
Dividends receivable                              6,046,195               15,003               7,402             266,901
Organizational costs                                  3,660               11,344                   -              15,918
Other assets                                              -                    -                   -                 847
                                           ----------------     ----------------    ----------------    ----------------
TOTAL ASSETS                                  5,147,865,224          233,126,017         190,086,017         264,179,650

LIABILITIES:
Payable for investments purchased               149,954,260            7,949,383           4,546,235           1,670,281
Payable for forward currency contracts          117,398,956                    -                   -                   -
Payable for fund shares redeemed                  6,082,782               63,537              19,920             646,804
Payable for organizational costs                      3,660               11,344                   -              15,918
Payable for operating expenses                    2,883,999              122,878             127,120             189,643
Other liabilities                                   565,489                    -                   -                   -
                                           ----------------     ----------------    ----------------    ----------------
TOTAL LIABILITIES                               276,889,146            8,147,142           4,693,275           2,522,646
                                           ----------------     ----------------    ----------------    ----------------
TOTAL NET ASSETS                             $4,870,976,078       $  224,978,875       $ 185,392,742       $ 261,657,004
                                           ================     ================    ================    ================

NET ASSETS CONSIST OF:
Fund shares issued and outstanding           $3,744,328,365        $ 167,168,751       $ 158,422,537       $ 249,669,586
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions                          488,633,769           44,027,397          21,737,437           4,217,620
Accumulated undistributed
  net investment income (loss)                  (2,599,311)                    -                   -             567,242
Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions                 640,613,255           13,782,727           5,232,768           7,202,556
                                           ----------------     ----------------    ----------------    ----------------
                                             $4,870,976,078     $    224,978,875     $   185,392,742      $  261,657,004
                                           ================     ================    ================    ================

SUPPLEMENTARY INFORMATION:
Net assets
     Investor Shares                         $3,734,813,199         $224,978,875        $185,392,742        $261,657,004
     Institutional Shares                    $1,136,162,879
Number of shares outstanding
     Investor Shares                            123,846,322            8,158,890          12,617,824          24,611,562
     Institutional Shares                        37,590,641
Net asset value, offering price
  and redemption price per share
     Investor Shares                                 $30.16               $27.57              $14.69              $10.63
     Institutional Shares                            $30.22
Cost of securities held                      $4,439,931,708         $181,802,522        $165,217,469        $258,857,124


    The accompanying notes are an integral part of the financial statements.

                                       38
                                 -------------
                                  THIRTY-EIGHT


ARTISAN FUNDS, INC.
Statements of Operations - For the Year Ended June 30, 2000


                                              INTERNATIONAL          MID CAP            SMALL CAP           SMALL CAP
                                                  FUND                FUND                FUND             VALUE FUND
                                             ---------------     ---------------     ---------------     ---------------
INVESTMENT INCOME:
Interest                                       $  7,040,049          $   331,458        $    226,530         $   645,134
Dividends                                    27,344,688<F1>              317,851             764,256           2,307,077
                                            ---------------      ---------------     ---------------     ---------------
TOTAL INVESTMENT INCOME                          34,384,737              649,309             990,786           2,952,211

EXPENSES:
Advisory fees                                    27,952,915            1,063,517           1,763,380           1,532,665
Transfer agent fees
  Investor Shares                                 4,081,462              183,909             232,376             216,159
  Institutional Shares                               24,178
Shareholder communications
  Investor Shares                                   465,581               24,928              55,587              43,973
  Institutional Shares                                7,448
Custodian fees                                    2,211,334               50,446              71,497              55,191
Accounting fees                                      81,083               44,027              43,837              45,634
Professional fees                                   160,330               30,644              31,029              41,614
Registration fees
  Investor Shares                                   618,467               63,642             111,600              70,686
  Institutional Shares                              227,000
Directors' fees                                      15,000               15,000              15,000              15,000
Organizational costs                                  7,317                5,673              10,396               7,073
Other operating expenses                            140,089                8,706              27,278              15,606
                                            ---------------      ---------------     ---------------     ---------------
TOTAL OPERATING EXPENSES                         35,992,204            1,490,492           2,361,980           2,043,601
                                            ---------------      ---------------     ---------------     ---------------
NET INVESTMENT INCOME (LOSS)                    (1,607,467)            (841,183)         (1,371,194)             908,610

NET REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments                                762,210,703           18,317,700          47,504,368          10,515,241
     Foreign currency related transactions      (3,264,458)                    -                   -                   -
                                            ---------------      ---------------     ---------------     ---------------
                                                758,946,245           18,317,700          47,504,368          10,515,241
Net increase (decrease) in unrealized
  appreciation on:
     Investments                                327,576,193           35,776,647           2,030,693           1,889,663
     Foreign currency related transactions           29,364                    -                   -                   -
                                            ---------------      ---------------     ---------------     ---------------
                                                327,605,557           35,776,647           2,030,693           1,889,663
                                            ---------------      ---------------     ---------------     ---------------
NET GAIN (LOSS) ON INVESTMENTS                1,086,551,802           54,094,347          49,535,061          12,404,904
                                            ---------------      ---------------     ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $1,084,944,335          $53,253,164         $48,163,867         $13,313,514
                                            ===============      ===============     ===============     ===============


<F1> Net of foreign taxes withheld of $4,576,229.

    The accompanying notes are an integral part of the financial statements.

                                       39
                                  ------------
                                  THIRTY-NINE

ARTISAN FUNDS, INC.
Statements of Changes in Net Assets



                                                     INTERNATIONAL FUND                         MID CAP FUND
                                             ----------------------------------       ---------------------------------
                                                  YEAR                YEAR                YEAR                YEAR
                                                  ENDED               ENDED               ENDED               ENDED
                                                 6/30/00             6/30/99             6/30/00             6/30/99
                                              -------------       -------------       -------------       -------------
OPERATIONS:
Net investment income (loss)                 $  (1,607,467)         $  4,109,783       $   (841,183)        $  (258,932)
Net realized gain (loss) on:
     Investments                                762,210,703           38,449,100          18,317,700           1,711,886
     Foreign currency related transactions      (3,264,458)            (677,233)                   -                   -
Net increase (decrease) in unrealized
  appreciation on:
     Investments                                327,576,193           79,783,283          35,776,647           7,469,075
     Foreign currency related transactions           29,364            (137,818)                   -                   -
                                            ---------------      ---------------     ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   1,084,944,335          121,527,115          53,253,164           8,922,029

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
     Investor Shares                            (1,579,375)            (944,186)                   -                   -
     Institutional Shares                       (1,166,198)            (257,100)
Net realized gains on investment transactions:
     Investor Shares                           (36,202,670)          (6,509,837)         (2,623,181)         (1,185,407)
     Institutional Shares                      (10,501,625)          (1,271,446)
                                            ---------------      ---------------     ---------------     ---------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS       (49,449,868)          (8,982,569)         (2,623,181)         (1,185,407)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES        2,711,977,012          513,780,438         131,029,274          22,802,060
                                            ---------------      ---------------     ---------------     ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS       3,747,471,479          626,324,984         181,659,257          30,538,682
Net assets, beginning of period               1,123,504,599          497,179,615          43,319,618          12,780,936
                                            ---------------      ---------------     ---------------     ---------------
NET ASSETS, END OF PERIOD                    $4,870,976,078       $1,123,504,599     $   224,978,875     $    43,319,618
                                            ===============      ===============     ===============     ===============


    The accompanying notes are an integral part of the financial statements.

                                       40
                                   ---------
                                     FORTY

---------------------------------------------STATEMENTS OF CHANGES IN NET ASSETS


                                                       SMALL CAP FUND                       SMALL CAP VALUE FUND
                                               ------------------------------          -------------------------------
                                                  YEAR                YEAR                YEAR                YEAR
                                                  ENDED               ENDED               ENDED               ENDED
                                                 6/30/00             6/30/99             6/30/00             6/30/99
                                              -------------       -------------       -------------       -------------
OPERATIONS:
Net investment income (loss)                 $  (1,371,194)       $  (1,330,119)    $        908,610    $      (233,182)
Net realized gain (loss) on:
     Investments                                 47,504,368         (40,422,189)          10,515,241           1,468,035
     Futures contracts                                    -              645,230                   -                   -
Net increase (decrease) in unrealized
  appreciation on:
      Investments                                 2,030,693         (15,181,024)           1,889,663             651,867
                                            ---------------      ---------------     ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      48,163,867         (56,288,102)          13,313,514           1,886,720

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income                                     -                    -           (284,790)                   -
Net realized gains on investment transactions             -         (17,843,098)         (3,661,649)         (2,325,801)
                                            ---------------      ---------------     ---------------     ---------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS                  -         (17,843,098)         (3,946,439)         (2,325,801)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES         (37,327,000)         (55,455,086)         174,489,907          31,009,275
                                            ---------------      ---------------     ---------------     ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          10,836,867        (129,586,286)         183,856,982          30,570,194
Net assets, beginning of period                 174,555,875          304,142,161          77,800,022          47,229,828
                                            ---------------      ---------------     ---------------     ---------------
NET ASSETS, END OF PERIOD                      $185,392,742         $174,555,875       $ 261,657,004       $  77,800,022
                                            ===============      ===============     ===============     ===============


    The accompanying notes are an integral part of the financial statements.

                                       41
                                  ------------
                                   FORTY-ONE


ARTISAN FUNDS, INC.
Financial Highlights - for a share outstanding throughout each period

                                        NET ASSET         NET        NET REALIZED   TOTAL INCOME    DIVIDENDS   DISTRIBUTIONS
                          YEAR OR         VALUE        INVESTMENT   AND UNREALIZED  (LOSS) FROM      FROM NET      FROM NET
                           PERIOD       BEGINNING        INCOME     GAIN (LOSS) ON   INVESTMENT     INVESTMENT     REALIZED
                           ENDED        OF PERIOD        (LOSS)      INVESTMENTS     OPERATIONS       INCOME        GAINS
                          ----------------------------------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND
INVESTOR                  ----------------------------------------------------------------------------------------------------
SHARES                      6/30/00         $18.67    $(0.03)<F1>         $12.08         $12.05        $(0.02)        $(0.54)
                          ----------------------------------------------------------------------------------------------------
                            6/30/99          16.25       0.08<F1>           2.62           2.70         (0.04)         (0.24)
                          ----------------------------------------------------------------------------------------------------
                            6/30/98          14.48       0.06<F1>           3.04           3.10         (0.20)         (1.13)
                          ----------------------------------------------------------------------------------------------------
                            6/30/97          12.08           0.07           2.44           2.51         (0.02)         (0.09)
                          ----------------------------------------------------------------------------------------------------
                          6/30/96<F2>        10.00           0.04           2.04           2.08              -              -
                          ----------------------------------------------------------------------------------------------------

INSTITUTIONAL
SHARES                    ----------------------------------------------------------------------------------------------------
                            6/30/00         $18.70      $0.03<F1>         $12.09         $12.12        $(0.06)        $(0.54)
                          ----------------------------------------------------------------------------------------------------
                            6/30/99          16.26       0.11<F1>           2.62           2.73         (0.05)         (0.24)
                          ----------------------------------------------------------------------------------------------------
                            6/30/98          14.48       0.09<F1>           3.04           3.13         (0.22)         (1.13)
                          ----------------------------------------------------------------------------------------------------

ARTISAN MID CAP FUND
                          ----------------------------------------------------------------------------------------------------
                            6/30/00         $16.67    $(0.18)<F1>        $ 11.91        $ 11.73           $  -       $ (0.83)
                          ----------------------------------------------------------------------------------------------------
                            6/30/99          13.69     (0.16)<F1>           4.41           4.25              -         (1.27)
                          ----------------------------------------------------------------------------------------------------
                            6/30/98          10.00         (0.08)           4.56           4.48              -         (0.79)
                          ----------------------------------------------------------------------------------------------------
                          6/30/97<F6>        10.00              -              -              -              -              -
                          ----------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                          ----------------------------------------------------------------------------------------------------
                            6/30/00        $ 11.09   $ (0.10)<F1>         $ 3.70         $ 3.60           $  -           $  -
                          ----------------------------------------------------------------------------------------------------
                            6/30/99          14.66         (0.08)         (2.53)         (2.61)              -         (0.96)
                          ----------------------------------------------------------------------------------------------------
                            6/30/98          15.11         (0.10)           2.23           2.13              -         (2.58)
                          ----------------------------------------------------------------------------------------------------
                            6/30/97          14.67         (0.04)           1.55           1.51              -         (1.07)
                          ----------------------------------------------------------------------------------------------------
                            6/30/96          11.52         (0.07)           3.32           3.25              -         (0.10)
                          ----------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND

                          ----------------------------------------------------------------------------------------------------
                            6/30/00        $ 10.59     $ 0.06<F1>         $ 0.36         $ 0.42       $ (0.03)       $ (0.35)
                          ----------------------------------------------------------------------------------------------------
                            6/30/99          11.37         (0.03)     (0.21)<F7>         (0.24)              -         (0.54)
                          ----------------------------------------------------------------------------------------------------
                          6/30/98<F8>        10.00         (0.03)           1.40           1.37              -              -
                          ----------------------------------------------------------------------------------------------------





                                                                                                   RATIO NET OF
                                          NET ASSET                   NET ASSETS      RATIO OF      INVESTMENT
                                            VALUE                       END OF        EXPENSES     INCOME (LOSS)    PORTFOLIO
                             TOTAL           END          TOTAL         PERIOD       TO AVERAGE     TO AVERAGE      TURNOVER
                         DISTRIBUTIONS    OF PERIOD       RETURN      (MILLIONS)     NET ASSETS     NET ASSETS        RATE
                          ----------------------------------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND
INVESTOR                    $(0.56)         $30.16          65.6%       $3,734.8          1.27%        (0.10%)         99.02%
SHARES                    ----------------------------------------------------------------------------------------------------
                             (0.28)          18.67           17.4          943.9           1.38           0.59          79.41
                          ----------------------------------------------------------------------------------------------------
                             (1.33)          16.25           24.1          414.5           1.45           0.37         109.42
                          ----------------------------------------------------------------------------------------------------
                             (0.11)          14.48           20.9          449.2           1.61           1.07         103.66
                          ----------------------------------------------------------------------------------------------------
                                  -          12.08       20.8<F3>           71.5       2.50<F4>       1.60<F4>      57.00<F3>
                          ----------------------------------------------------------------------------------------------------

INSTITUTIONAL
SHARES                    ----------------------------------------------------------------------------------------------------
                            $(0.60)        $ 30.22          66.0%       $1,136.2          1.08%          0.09%         99.02%
                          ----------------------------------------------------------------------------------------------------
                             (0.29)          18.70           17.6          179.6           1.17           0.68          79.41
                          ----------------------------------------------------------------------------------------------------
                             (1.35)          16.26           24.4           82.6           1.25           0.68         109.42
                          ----------------------------------------------------------------------------------------------------

ARTISAN MID CAP FUND
                          ----------------------------------------------------------------------------------------------------
                            $(0.83)        $ 27.57          72.9%        $ 225.0          1.40%        (0.79%)        245.69%
                          ----------------------------------------------------------------------------------------------------
                             (1.27)          16.67           35.8           43.3       2.00<F5>     (1.13)<F5>         202.84
                          ----------------------------------------------------------------------------------------------------
                             (0.79)          13.69           46.1           12.8       2.00<F5>     (0.77)<F5>         235.65
                          ----------------------------------------------------------------------------------------------------
                                  -          10.00        0.0<F3>            1.8       0.00<F4>       0.00<F4>       0.00<F3>
                          ----------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                          ----------------------------------------------------------------------------------------------------
                               $  -        $ 14.69          32.5%        $ 185.4          1.35%        (0.79%)        193.76%
                          ----------------------------------------------------------------------------------------------------
                             (0.96)          11.09         (17.0)          174.6           1.37         (0.67)         155.38
                          ----------------------------------------------------------------------------------------------------
                             (2.58)          14.66           14.7          304.1           1.33         (0.74)         134.67
                          ----------------------------------------------------------------------------------------------------
                             (1.07)          15.11           11.3          267.8           1.41         (0.73)          87.18
                          ----------------------------------------------------------------------------------------------------
                             (0.10)          14.67           28.3          400.0           1.52         (0.75)         105.19
                          ----------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND

                          ----------------------------------------------------------------------------------------------------
                           $ (0.38)        $ 10.63           4.2%        $ 261.7          1.35%          0.60%         38.19%
                          ----------------------------------------------------------------------------------------------------
                             (0.54)          10.59          (1.0)           77.8           1.66         (0.45)          49.29
                          ----------------------------------------------------------------------------------------------------
                                  -          11.37       13.7<F3>           47.2       1.93<F4>     (0.50)<F4>      52.58<F3>
                          ----------------------------------------------------------------------------------------------------

<F1> Computed based on average shares outstanding.
<F2> For the period from commencement of operations (December 28, 1995) through
     June 30, 1996.
<F3> Not annualized.
<F4> Annualized.
<F5> The ratios of expenses to average net assets and net investment loss to average net assets exclude fees paid by the Adviser. Absent fees paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25%) for the year ended June 30, 1999 and 3.64% and (2.41%) for the year ended June 30, 1998, respectively.

<F6> For the period from commencement of operations (June 27, 1997) through June
     30, 1997.
<F7> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
<F8> For the period from commencement of operations (September 29, 1997) through
     June 30, 1998.

    The accompanying notes are an integral part of the financial statements.


                                       43
                                 --------------
                                  FORTY-THREE


ARTISAN FUNDS, INC.
Notes to Financial Statements - June 30, 2000

(1)  ORGANIZATION:

     Artisan Funds, Inc. ("Artisan Funds" ) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of four open-end, diversified mutual funds (each a "Fund" and collectively the "Funds"):
     Artisan International Fund ("International Fund"), Artisan Mid Cap Fund ("Mid Cap Fund"), Artisan Small Cap Fund ("Small Cap Fund") and Artisan Small Cap Value Fund ("Small Cap Value Fund"). International Fund, Mid Cap Fund, Small Cap Fund, and Small Cap Value Fund commenced operations on December 28, 1995, June 27, 1997, March 28, 1995 and September 29, 1997,
     respectively.

     The International Fund and Mid Cap Fund began offering two classes of capital shares effective July 1, 1997 and July 1, 2000, respectively. The share classes for International Fund and Mid Cap Fund were renamed to Investor Shares and Institutional Shares effective April 27, 2000. The share classes for Small Cap Fund and Small Cap Value Fund were renamed to Investor Shares effective July 1, 2000. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, are allocated directly to that class.

     The International Fund Investor Shares, International Fund Institutional Shares, Mid Cap Fund Investor Shares, Small Cap Fund and Small Cap Value Fund each have an indefinite number of shares authorized with a $0.01 par value.


(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Funds.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or which management believes that the latest sales or bid price is not reflective of the fair value of the security, are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.

          The International Fund, Mid Cap Fund, Small Cap Fund and Small Cap Value Fund each own certain securities which are valued at their fair value as determined using procedures established by the Fund's Board of Directors, aggregating $4,000,000, $137,400, $2,989,800 and
          $471,075, respectively, representing 0.1%, 0.1%, 1.6% and 0.2%, respectively, of the net assets of each of the Funds.

                                       44
                                  -----------
                                   FORTY-FOUR

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

     (b) Income taxes - No provision has been made for federal income taxes since each Fund intends to 1) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          The International Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income. The International Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Futures Contracts - Each Fund is authorized to enter into futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested and there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position and there is a risk that the counterparty to the futures contract will not be able to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

     (f) Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (g) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

                                       45
                                  -----------
                                   FORTY-FIVE

NOTES TO FINANCIAL STATEMENTS (CONT.)-------------------------------------------

(3)  TRANSACTIONS WITH AFFILIATES:
     Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for these services, each Fund pays a monthly management fee to the Adviser as follows:

               Average Daily Net Assets          Annual Rate
               ----------------------------      -----------
               Less than $500 million               1.000%
               $500 million to $750 million         0.975%
               $750 million to $1 billion           0.950%
               Greater than $1 billion              0.925%

     Each Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has undertaken to reimburse the Mid Cap Fund, Small Cap Fund, and Small Cap Value Fund for any ordinary operating expenses in excess of 2.00% of average net assets annually, and the International Fund for ordinary operating expenses in excess of 2.50% of average net assets annually.

     Each director who is not an interested person of Artisan Funds, Inc. or Artisan Partners Limited Partnership receives an annual retainer fee of $5,000 per Fund, plus reimbursement of expenses related to their duties as a director of Artisan Funds, Inc.


(4)  ORGANIZATIONAL COSTS:
     Organizational costs are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Funds over the same time period.

                                       46
                                   ----------
                                   FORTY-SIX

------------------------------------------(NOTES TO FINANCIAL STATEMENTS (CONT.)

5)   LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds, Inc. is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $50 million. Artisan Funds, Inc. pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. Maximum borrowings under the line of credit for the fiscal year ended June 30, 2000 were as follows:

               Fund                           Maximum Borrowings
               ----                           ------------------
               International Fund                     -
               Mid Cap Fund                           -
               Small Cap Fund                     $1,826,682
               Small Cap Value Fund                   -

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended June 30, 2000 were as follows:

               Fund               Security Purchases    Security Sales
               ----               ------------------    --------------
               International        $5,278,134,639      $2,808,257,546
               Mid Cap                 372,900,210         255,219,315
               Small Cap               330,491,998         371,457,107
               Small Cap Value         213,752,064          54,372,255

                                       47
                                  ------------
                                  FORTY-SEVEN


NOTES TO FINANCIAL STATEMENTS (CONT.)-------------------------------------------

(7)  FUND SHARE ACTIVITIES:

     Capital share transactions for the Funds were as follows:


                                                                   INTERNATIONAL FUND
                                                       -----------------------------------------
                                                           INVESTOR              INSTITUTIONAL               MID CAP
FISCAL YEAR ENDED JUNE 30, 2000                             SHARES                  SHARES                    FUND
--------------------------------------------------------------------------    ------------------       ------------------
Proceeds from shares issued                             $3,361,034,086            $ 732,197,055            $ 156,775,953
Net asset value of shares issued in
  reinvestment of distributions                             35,772,431               11,657,657                2,587,556
Cost of shares redeemed                                (1,386,071,200)             (42,613,017)             (28,334,235)
                                                    ------------------       ------------------       ------------------
Net increase (decrease) from fund share activities      $2,010,735,317            $ 701,241,695           $  131,029,274
                                                    ==================       ==================       ==================


                                                                                   SMALL CAP                SMALL CAP
FISCAL YEAR ENDED JUNE 30, 2000                                                      FUND                  VALUE FUND
--------------------------------------------------------------------------    ------------------       ------------------
Proceeds from shares issued                                                     $    40,911,154           $  224,777,188
Net asset value of shares issued in
  reinvestment of distributions                                                               -                3,681,445
Cost of shares redeemed                                                            (78,238,154)             (53,968,726)
                                                                             ------------------       ------------------
Net increase (decrease) from fund share activities                              $  (37,327,000)           $  174,489,907
                                                                             ==================       ==================


                                                                   INTERNATIONAL FUND
                                                       -----------------------------------------
                                                           INVESTOR              INSTITUTIONAL               MID CAP
FISCAL YEAR ENDED JUNE 30, 2000                             SHARES                  SHARES                    FUND
--------------------------------------------------------------------------    ------------------       ------------------
Shares sold                                                121,721,356               28,963,140                6,614,713
Shares issued from reinvestment of distributions             1,613,817                  525,593                  142,017
Shares redeemed                                           (50,050,726)              (1,500,866)              (1,195,955)
                                                    ------------------       ------------------       ------------------
Net increase (decrease) in capital shares                   73,284,447               27,987,867                5,560,775
                                                    ==================       ==================       ==================


                                                                                   SMALL CAP                SMALL CAP
FISCAL YEAR ENDED JUNE 30, 2000                                                      FUND                  VALUE FUND
--------------------------------------------------------------------------    ------------------       ------------------
Shares sold                                                                           3,079,071               22,250,750
Shares issued from reinvestment of distributions                                              -                  375,264
Shares redeemed                                                                     (6,201,323)              (5,359,491)
                                                                             ------------------       ------------------
Net increase (decrease) in capital shares                                           (3,122,252)               17,266,523
                                                                             ==================       ==================


                                       48
                                  ------------
                                  FORTY-EIGHT


-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

(7)  FUND SHARE ACTIVITIES (continued):


                                                                   INTERNATIONAL FUND
                                                       -----------------------------------------
                                                           INVESTOR              INSTITUTIONAL               MID CAP
FISCAL ENDED JUNE 30, 1999                                  SHARES                  SHARES                    FUND
--------------------------------------------------------------------------    ------------------       ------------------
Proceeds from shares issued                              $ 808,115,881           $  108,430,376          $    31,529,435
Net asset value of shares issued in
  reinvestment of distributions                              7,211,053                1,448,132                1,156,779
Cost of shares redeemed                                  (376,463,582)             (34,961,422)              (9,884,154)
                                                    ------------------       ------------------       ------------------
Net increase (decrease) from fund share activities       $ 438,863,352          $    74,917,086          $    22,802,060
                                                    ==================       ==================       ==================


                                                                                   SMALL CAP                SMALL CAP
FISCAL YEAR ENDED JUNE 30, 1999                                                      FUND                  VALUE FUND
--------------------------------------------------------------------------    ------------------       ------------------
Proceeds from shares issued                                                     $    41,079,632          $    57,373,478
Net asset value of shares issued in
  reinvestment of distributions                                                      17,337,992                2,161,775
Cost of shares redeemed                                                           (113,872,710)             (28,525,978)
                                                                             ------------------       ------------------
Net increase (decrease) from fund share activities                             $   (55,455,086)          $    31,009,275
                                                                             ==================       ==================


                                                                   INTERNATIONAL FUND
                                                       -----------------------------------------
                                                           INVESTOR              INSTITUTIONAL               MID CAP
FISCAL ENDED JUNE 30, 1999                                  SHARES                  SHARES                    FUND
--------------------------------------------------------------------------    ------------------       ------------------
Shares sold                                                 47,804,591                6,392,854                2,275,136
Shares issued from reinvestment of distributions               558,569                  112,258                  105,353
Shares redeemed                                           (23,304,036)              (1,985,942)                (715,659)
                                                    ------------------       ------------------       ------------------
Net increase (decrease) in capital shares                   25,059,124                4,519,170                1,664,830
                                                    ==================       ==================       ==================


                                                                                   SMALL CAP                SMALL CAP
FISCAL YEAR ENDED JUNE 30, 1999                                                      FUND                  VALUE FUND
--------------------------------------------------------------------------    ------------------       ------------------
Shares sold                                                                           3,778,821                6,026,910
Shares issued from reinvestment of distributions                                      1,753,078                  253,135
Shares redeemed                                                                    (10,534,310)              (3,088,372)
                                                                             ------------------       ------------------
Net increase (decrease) in capital shares                                           (5,002,411)                3,191,673
                                                                             ==================       ==================

                                       49
                                   ----------
                                   FORTY-NINE

NOTES TO FINANCIAL STATEMENTS (CONT.)-------------------------------------------

(8)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

                                      Aggregate      Aggregate         Net
                                        Gross          Gross        Unrealized
                                     Unrealized     Unrealized    Appreciation/
                       Cost of      Appreciation   Depreciation   (Depreciation)
     Fund             Securities   on Investments on Investments  on Investments
     -----          -------------- -------------- --------------  --------------
     International  $4,440,590,636   $654,601,215 $(166,696,287)   $487,904,928
     Mid Cap           184,515,105     44,186,801    (2,871,987)     41,314,814
     Small Cap         167,122,105     33,658,527   (13,825,726)     19,832,801
     Small Cap Value   258,935,481     27,838,510   (23,699,247)      4,139,263

     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. Certain Funds also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Losses from foreign currency related transactions for the International Fund of $2,710,395 from November 1, 1999 to June 30, 2000 are not recognized for federal income tax purposes until fiscal 2001.

     The Small Cap Fund utilized $29,613,980 in capital loss carryforwards and $9,559,925 in Post-October Losses during the fiscal year ended June 30, 2000.

(9)  OTHER TAX INFORMATION (UNAUDITED):
     For the year ended June 30, 2000, ordinary income distributions paid by Mid Cap Fund and Small Cap Value Fund, of 3% and 25%, respectively, are eligible for the dividend received deduction available to corporate shareholders.

     Each Fund hereby designates the following amounts as long term capital gain distributions for purposes of the dividends paid deduction.

                                            Long Term Capital Gains
                                            ------------------------
                    International Fund           $55,751,437
                    Mid Cap Fund                     465,148
                    Small Cap Fund                   401,030
                    Small Cap Value Fund             264,152

The amounts above include earnings and profits distributed to shareholders on redemptions of fund shares.

--------------------------------------------------------------------------------
                         NOTES ON PORTFOLIO STATISTICS
The letters to shareholders included in this annual report include statistical information about the portfolios of each of the Artisan Funds. That information is as of June 30, 2000, it varies with changes in a Fund's portfolio investments.

                                  DEFINITIONS
The MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. An equal number of companies in the portfolio have a market capitalization higher than the median and an equal number have a market capitalization lower than the median. The WEIGHTED AVERAGE GROWTH RATE measures the growth of earnings per share for each stock in a portfolio over the next 12 months divided by the reported earnings per share over the last 12 months, weighted by the size of each stock's position within the portfolio. The WEIGHTED AVERAGE P/E RATIO measures the average of the ratios of portfolio stock prices divided by each stock's earnings per share, weighted by the size of each stock's position within the portfolio. The MEDIAN PRICE/BOOK VALUE measures the median ratio of portfolio stock prices to each stock's book value of equity per share. The MEDIAN P/E RATIO measures the median ratio of portfolio stock prices to each stock's earnings per share.
--------------------------------------------------------------------------------

                                       50
                                 -------------
                                     FIFTY

PRICEWATERHOUSECOOPERS, LLC
--------------------------------------------------------------------------------
                                                  PricewaterhouseCoopers, LLC
                                                  100 EAST WISCONSIN AVENUE
                                                  SUITE 1500
                                                  MILWAUKEE, WI 53202
                                                  TELEPHONE (414) 212 1500


PricewaterhouseCoopers, LLC

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Artisan Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Artisan International Fund, Artisan Mid Cap Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund (constituting Artisan Funds, Inc., hereafter referred to as the "Funds") at June 30, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers, LLC

July 20, 2000

                                       51
                                   ----------
                                   FIFTY-ONE



                                    APPENDIX
                                   ---------

                          DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund's investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of rating used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                               RATINGS BY MOODY'S

Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                      A-1

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

                                  S&P RATINGS

AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                     PART C

                               OTHER INFORMATION
ITEM 23.  Exhibits

EXHIBIT
NUMBER    DESCRIPTION

(a)(1)    Amended and Restated Articles of Incorporation of the
          Registrant. (a)

(a)(2)    Articles of Amendment dated October 12, 1995. (a)

(a)(3)    Articles of Amendment dated January 16, 1997. (b)

(a)(4)    Articles of Amendment dated April 10, 1997. (c)

(a)(5)    Articles of Amendment dated June 5, 1997. (d)

(a)(6)    Articles of Amendment dated April 27, 2000. (f)

(b)       Bylaws, as amended. (a)

(c)       None. (Registrant does not issue share certificates.)

(d)(1) Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Small Cap Fund.
          (a)

(d)(2) Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan International Fund. (a)

(d)(3) Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Mid Cap Fund.
          (c)

(d)(4) Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Small Cap Value Fund.

(e)       Distribution Agreement between the Registrant and Artisan
          Distributors LLC.

(f)       None.

(g)(1) Custodian Agreement and Accounting Services Agreement between the Registrant and State Street Bank and Trust Company. (a)

(g)(2)    Notification to custodian regarding addition of Artisan Mid Cap
          Fund.  (c)

(g)(3) Notification to custodian regarding addition of Artisan Small Cap Value Fund. (d)

(g)(4)    Amendment No. 1 to Custodian Agreement.

(h)(1) Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company. (a)

                                    C-1

EXHIBIT
NUMBER    DESCRIPTION

(h)(2)    Amendment No. 1 to Transfer Agency Agreement. (b)

(h)(3) Notification to transfer agent regarding addition of Artisan Mid Cap Fund. (c)

(h)(4) Notification to transfer agent regarding addition of Artisan Small Cap Value Fund. (d)

(h)(5)    Amendment No. 2 to Transfer Agency Agreement.

(i)(1)    Consent of Godfrey & Kahn, S.C.

(i)(2)    Consent of Bell, Boyd & Lloyd LLC

(j)       Consent of Independent Accountants.

(k)       None.

(l) Subscription Agreement between the Registrant and Andrew A. Ziegler and Carlene Murphy Ziegler relating to Artisan Small Cap Fund. (a)

(m)       None.

(n)       Multiple Class Plan pursuant to Rule 18f-3 for Artisan
          International Fund and Artisan Mid Cap Fund. (f)

(p)       Artisan Funds, Inc. Code of Ethics for Outside Directors. (f)

(p)(1) Artisan Funds, Inc., Artisan Partners Limited Partnership, Artisan Distributors LLC Code of Ethics and Policy and Procedures to Prevent Misuse of Inside Information.

----------------------------------

(a) Previously filed. Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 3 to Registrant's registration statement, Securities Act file number 33-88316 (the "Registration Statement"), filed on November 27, 1995.

(b) Previously filed. Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 5 to the Registration Statement, filed on January 21, 1997.

(c) Previously filed. Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 6 to the Registration Statement, filed on April 11, 1997.

(d) Previously filed. Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 7 to the Registration Statement, filed on June 6, 1997.

(e) Previously filed. Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 10 to the Registration Statement, filed on August 31, 1998.

(f) Previously filed. Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 12 to the Registration Statement, filed on April 28, 2000.

                                       C-2

ITEM 24.  Persons Controlled by or Under Common Control With Registrant.

     The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item. The information in the statement of additional information under the caption "Principal Shareholders" is incorporated herein by reference.

ITEM 25.  Indemnification.

     Article VIII of Registrant's Amended Articles of Incorporation (Exhibits 1.1, 1.2, 1.3, 1.4, 1.5 and 1.6, which are incorporated herein by reference) provides that the Registrant shall indemnify and advance expenses to its currently acting and its former directors and officers to the fullest extent that indemnification of directors and officers is permitted by the Wisconsin Statutes, and the Board of Directors may by bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Wisconsin Statutes; provided however, that nothing therein shall be construed to protect any director or officer of the Registrant against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Registrant will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one of the following conditions shall have occurred: (i) such person shall provide security for his undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

                                      C-3

     Registrant and its directors and officers are insured under a policy of insurance maintained by Registrant, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such directors or officers. The policy expressly excludes coverage for any director or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

ITEM 26.  Business and Other Connections of Investment Adviser.

     The information in the prospectus under the caption "Organization, Management & Management Fees" and in the statement of additional information under the caption "Investment Advisory Services" is incorporated herein by reference. For a description of other business, profession, vocation or employment of a substantial nature in which any general partner, managing general partner, director or officer of Artisan Partners Limited Partnership has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the information under the caption "Directors and Officers" in the statement of additional information.

ITEM 27.  Principal Underwriters.

     (a)  Artisan Distributors LLC acts as principal underwriter for Artisan
Funds.

(b)    NAME                 POSITIONS AND OFFICES      POSITIONS AND OFFICES
                               WITH UNDERWRITER               WITH FUND

Andrew A. Ziegler          Chairman and Principal     Chairman, Director and
                                                      Chief Executive Officer

Michael C. Roos            President and Principal    President

Lawrence A. Totsky         Chief Financial Officer,   Chief Financial Officer,
                           Treasurer and Secretary    Treasurer and Secretary

Carlene Murphy Ziegler     Registered Representative  Director and Vice
                                                      President

Scott C. Satterwhite       Registered Representative  Vice President

Andrew C. Stephens         Registered Representative  Vice President

Mark L. Yockey             Registered Representative  Vice President

Marina T. Carlson          Registered Representative  Vice President

James C. Kieffer           Registered Representative  Vice President

                                      C-4

     The principal business address of each officer of Artisan Distributors LLC is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202.

(c) There are no commissions or other compensation received from the Registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of an affiliated person.

ITEM 28.  Location of Accounts and Records.

          (1)  State Street Bank & Trust Company
               66 Brooks Drive
               Braintree, MA 02184
               Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)

          (2) Artisan Partners Limited Partnership (on its own behalf, or on behalf of Artisan Funds, Inc. or Artisan Distributors LLC) 1000 North Water Street, Suite 1770
               Milwaukee, Wisconsin 53202
               Rule 31a-1(a); Rule 31a-1(b)(4), (9), (10), (11);
               Rule 31a-1(d); Rule 31a-1(f); Rule 31a-2(a);
               Rule 31a-2(c); Rule 31a-2(e)

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

          Not applicable.

                                      C-5


                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on October 31, 2000.

                                ARTISAN FUNDS, INC.



                                By /s/ Andrew A. Ziegler
                                -------------------------------
                                        Andrew A. Ziegler
                                        Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

        Name                 Title                                 Date

/s/ Andrew A. Ziegler        Director, Chairman of   )
--------------------------   the Board and Chief     )
Andrew A. Ziegler            Executive Officer       )
                             (principal executive    )
                             officer)                )
                                                     )
/s/ Carlene Murphy Ziegler   Director and            )
--------------------------   Vice President          )
Carlene Murphy Ziegler                               )
                                                     )
/s/ David A. Erne            Director                )
--------------------------                           )
David A. Erne                                        )
                                                     )      October 31, 2000
/s/ Thomas R. Hefty          Director                )
--------------------------                           )
Thomas R. Hefty                                      )
                                                     )
/s/ Howard B. Witt           Director                )
--------------------------                           )
Howard B. Witt                                       )
                                                     )
/s/ Michael C. Roos          President               )
--------------------------                           )
Michael C. Roos                                      )
                                                     )
/s/ Lawrence A. Totsky       Chief Financial Officer,)
--------------------------   Treasurer and Secretary )
Lawrence A. Totsky           (principal financial and)
                             accounting officer)     )


                                         6

            Index of Exhibits Filed with this Registration Statement
            --------------------------------------------------------

Exhibit
Number     Description
-------------------------------------------------------------------------------

(d)(4) Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Small Cap Value Fund.

(e)      Distribution Agreement between the Registrant and Artisan Distributors
         LLC.

(g)(4)   Amendment No. 1 to Custodian Agreement.

(h)(5)   Amendment No. 2 to Transfer Agency Agreement.

(i)(1)   Consent of Godfrey & Kahn, S.C.

(i)(2)   Consent of Bell, Boyd & Lloyd LLC

(j)      Consent of Independent Accountants

(p)(1) Artisan Funds, Inc., Artisan Partners Limited Partnership, Artisan Distributors LLC Code of Ethics and Policy and Procedures to Prevent Misuse of Inside Information.